As filed with the Securities and Exchange Commission on September 3, 2008


                                              SECURITIES ACT FILE NO. 333-134551
                                       INVESTMENT COMPANY ACT FILE NO. 811-21906
================================================================================

                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                |X|
Pre-Effective Amendment No.                                            | |
Post Effective Amendment No. 62                                        |X|
                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        |X|
                                 Amendment No. 65                      |X|


                        (Check appropriate box or boxes)

                       CLAYMORE EXCHANGE-TRADED FUND TRUST
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                            2455 CORPORATE WEST DRIVE
                              LISLE, ILLINOIS 60532
                         (Address of Principal Executive
                                    Offices)

                                 (630) 505-3700
                          Registrant's Telephone Number

                              KEVIN ROBINSON, ESQ.
                             CLAYMORE ADVISORS, LLC
                            2455 CORPORATE WEST DRIVE
                              LISLE, ILLINOIS 60532
                     (Name and Address of Agent for Service)

                                    Copy to:

                             STUART M. STRAUSS, ESQ.
                             CLIFFORD CHANCE US LLP
                               31 WEST 52ND STREET
                            NEW YORK, NEW YORK 10019

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:


IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX) ____X____ IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (B) OF RULE 485.
_________ ON [DATE] PURSUANT TO PARAGRAPH (B) OF RULE 485.
_________ 60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(1) OF RULE 485.
_________ ON [DATE] PURSUANT TO PARAGRAPH (A) OF RULE 485.
_________ 75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(2) OF RULE 485.
_________ ON [DATE] PURSUANT TO PARAGRAPH (A) OF RULE 485.

Logo: CLAYMORE(SM)



PROSPECTUS

RYJ  Claymore/Raymond James
     SB-1 Equity ETF




ETF    EXCHANGE-TRADED FUNDS



Claymore Exchange-Traded Fund Trust



SEPTEMBER 4, 2008


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS


                                                                       PAGE

Introduction--Claymore Exchange-Traded Fund Trust                         3

Who Should Invest                                                         3


Tax-Advantaged Product Structure                                          4

Claymore/Raymond James SB-1 Equity ETF                                    5

Secondary Investment Strategies                                          15

Additional Risk Considerations                                           16

Investment Advisory Services                                             17

Purchase and Redemption of Shares                                        19

How To Buy and Sell Shares                                               20

Frequent Purchases and Redemptions                                       24

Fund Service Providers                                                   24

Index Provider                                                           24

Disclaimers                                                              25

Federal Income Taxation                                                  26

Other Information                                                        28

Financial Highlights                                                     29


No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, Claymore Advisors, LLC, the Fund's investment adviser (the "Investment Adviser"), or the Fund's distributor, Claymore Securities, Inc. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

Introduction--Claymore Exchange-
Traded Fund Trust

The Claymore Exchange-Traded Fund Trust (the "Trust") is an investment company currently consisting of 20 separate exchange-traded "index funds." The investment objective of each of the funds is to replicate as closely as possible, before fees and expenses, the performance of a specified market index. Claymore Advisors, LLC is the investment adviser for the funds (the "Investment Adviser").

This prospectus relates to one fund of the Trust, Claymore/Raymond James SB-1 Equity ETF (the "Fund").


The Fund's shares (the "Shares"), are listed and traded on the NYSE Arca, Inc. (the "NYSE Arca"). The Fund's Shares will trade at market prices that may differ to some degree from the net asset value ("NAV") of the Shares. Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis, at NAV, only in large specified blocks of 50,000 Shares, each of which is called a "Creation Unit." Creation Units are issued and redeemed principally in-kind for securities included in a specified index. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES ARE NOT REDEEMABLE SECURITIES OF THE FUND.


Who Should Invest

The Fund is designed for investors who seek a "passive" approach for investing in a portfolio of equity securities of companies in a specified index. The Fund may be suitable for long-term investment in the market represented by a specified index and may also be used as an asset allocation tool or as a speculative trading instrument.


                                                                  PROSPECTUS | 3

Tax-Advantaged Product Structure

Unlike interests in many conventional mutual funds, the Shares are traded throughout the day on a national securities exchange, whereas mutual fund interests are typically only bought and sold at closing net asset values. The Shares have been designed to be tradable in the secondary market on a national securities exchange on an intra-day basis, and to be created and redeemed principally in-kind in Creation Units at each day's next calculated NAV. These arrangements are designed to protect ongoing shareholders from adverse effects on the Fund's portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because of the mutual fund's need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the Shares' in-kind redemption mechanism generally will not lead to a tax event for the Fund or its ongoing shareholders.


4 | CLAYMORE EXCHANGE-TRADED FUND TRUST

Claymore/Raymond James
SB-1 Equity ETF


Investment Objective

The Fund seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the Raymond James SB-1 Equity Index (the "SB-1 Equity Index" or the "Index"). The Fund's investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval.


Primary Investment Strategies


The Fund, using a "passive" or "indexing" investment approach, will seek to replicate, before fees and expenses, the performance of the SB-1 Equity Index. The SB-1 Equity Index is composed of all equity securities rated Strong Buy 1 ("SB-1") by Raymond James & Associates, Inc. ("Raymond James & Associates"), an affiliate of Raymond James Research Services, LLC ("Raymond James" or the "Index Provider"), as of each rebalance and reconstitution date. Index constituents include equity securities of all market capitalizations, as defined by the Index Provider, that trade on a U.S. securities exchange, including common stocks, American depositary receipts ("ADRs"), real-estate investment trusts ("REITs") and master limited partnerships ("MLPs"). The number of securities in the Index may vary depending on the number of equity securities rated SB-1 by Raymond James & Associates. The Index is currently expected to consist of between 100 and 200 securities and, as of April 30, 2008, the market capitalization range of Index constituents was $40 million to $187 billion. Under normal conditions, the Fund will invest at least 80% of its assets in equity securities. The Fund will also normally invest at least 80% of its total assets in securities that comprise the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of the component securities that comprise the Index. The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days notice prior to any material change in this policy or the Index. The Board of Trustees of the Trust may change the Fund's investment strategy and other policies without shareholder approval, except as otherwise indicated.


The Investment Adviser seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the total return of the Index less any expenses or distributions. A figure of 1.00 would represent perfect correlation.

The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index. However, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Index in those weightings. In those circumstances, the Fund may purchase a sample of the securities in the Index in proportions expected by the Investment Adviser to replicate generally the performance of the Index as a whole. There may also be instances in which the Investment Adviser may choose to overweight another security in the Index, purchase (or sell) securities not in the Index which the Investment Adviser believes are appropriate to substitute for one or more Index components, or utilize various combinations of other available investment techniques, in seeking to accurately track the Index. In addition, from time to time securities are added to or removed from the Index. The Fund may sell securities that are


                                                                  PROSPECTUS | 5
represented in the Index or purchase securities that are not yet represented in the Index in anticipation of their removal from or addition to the Index.


Index Methodology


The SB-1 Equity Index is composed of all equity securities rated SB-1 by Raymond James & Associates as of each rebalance and reconstitution date, with the relative weighting of each constituent determined according to a modified equal-weighting methodology, as described below. The number of securities rated SB-1 may be modified on any day as a result of upgrades and/or downgrades of securities' ratings by Raymond James & Associates analysts; however, the Index will be reconstituted and rebalanced twice per calendar month.

There are currently four rating categories used by Raymond James & Associates analysts, with SB-1 being the highest rating. A rating of SB-1 indicates generally that the Raymond James & Associates analyst assigning the rating expects the stock to achieve total return targets over the next six months and to outperform the S&P 500 over that period. In the case of certain higher-yielding or more conservative equities, a rating of SB-1 indicates that the Raymond James & Associates analyst assigning the rating expects such equities to achieve total return targets over the next 12 months. The ratings assigned by Raymond James & Associates analysts represent such analysts' judgments given available public facts and information and are not intended as guarantees of investment performance of rated securities or of the Index.

Raymond James & Associates Equity Research Department currently includes more than 45 equity analysts and publishes research on approximately 700 companies. Securities rated by Raymond James & Associates analysts include equity securities of U.S. issuers and U.S. dollar-denominated equity securities of foreign issuers, in each case that are traded on U.S. securities exchanges. As of April 30, 2008, 138 securities received a rating of SB-1 from Raymond James & Associates analysts. The number of securities rated SB-1 may be modified on any day as a result of upgrades and/or downgrades of securities' ratings by Raymond James & Associates analysts.



Index Construction


1. Index constituents will include all securities rated SB-1 by a Raymond James & Associates analyst as defined above.

2. The Index will seek to include each SB-1 rated security in equal dollar-weighted percentages relative to the total value of the entire Index of SB-1 rated securities ("Equal Portfolio Weight"). Using the following method, in instances in which there is comparatively little trading volume in a SB-1 rated security, the Index will limit its weighting in that constituent. Upon initial selection and on each rebalancing and reconstitution day, the Index will calculate for each SB-1 rated security the average product of the closing price multiplied by the trading volume for such stock for the 60 trading days prior to the rebalancing and reconstitution day to provide the "Average Price-Volume Amount." For any Index constituent that the Average Price-Volume Amount is less than $1,000,000 per day, that security's weight will be reduced to a proportion of the Equal Portfolio Weight equal to the ratio of its Average Price-Volume Amount over $1,000,000 (the "Liquidity Cap"). To the extent that the Index's weighting in a security is



6 | CLAYMORE EXCHANGE-TRADED FUND TRUST
     limited as a result of the Liquidity Cap, the difference between the equal weight position and the capped position will be reallocated equally among all other Index constituents.

3. At each Index rebalancing and reconstitution, all Index constituents that are no longer rated SB-1 on the date of the rebalancing and reconstitution will be removed from the Index and all securities rated SB-1 on the date of the rebalancing and reconstitution that are not currently part of the Index will be added.


4. In the event a constituent is downgraded by Raymond James & Associates and is no longer rated SB-1 subsequent to adding the security as an Index constituent, such constituent will remain a part of the Index until the next rebalancing and reconstitution date following such downgrade. In the event a security is upgraded by Raymond James & Associates to a rating of SB-1 between rebalancing and reconstitution dates, the constituent will be added to the Index at the next rebalance and reconstitution date.


5.   The Index will be rebalanced and reconstituted twice per calendar month.


Primary Investment Risks

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Equity Risk. A principal risk of investing in the Fund is equity risk, which is the risk that the value of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. In addition, common stock of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

Foreign Investment Risk. The Fund's investments in non-U.S. issuers, although limited to ADRs, may involve unique risks compared to investing in securities of U.S. issuers, including, among others, greater market volatility than U.S. securities and less complete financial information than for U.S. issuers. In addition, adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the United States. Finally, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors. In


                                                                  PROSPECTUS | 7
addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. Investing in foreign countries, particularly emerging market countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. Countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets. The economies of emerging markets countries also may be based on only a few industries, making them more vulnerable to changes in local or global trade conditions and more sensitive to debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

Small and Medium-Sized Company Risk. Investing in securities of small and medium-sized companies involves greater risk than is customarily associated with investing in more established companies. These companies' stocks may be more volatile and less liquid than those of more established companies. These stocks may have returns that vary, sometimes significantly, from the overall stock market.

Micro-Cap Company Risk. Micro-cap stocks involve substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. Micro-cap companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources and may lack management depth. In addition, there may be less public information available about these companies. The shares of micro-cap companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities. Also, it may take a long time before the Fund realizes a gain, if any, on an investment in a micro-cap company.

Sector Concentration Risk. At any given time, the Fund may invest a substantial portion of its assets in the securities of issuers in any single sector of the economy and may invest up to 25% of its total assets in securities of issuers in one particular industry, and may invest more than 25% of its total assets in securities of issuers in one particular industry in the event that the composition of the issuers of securities rated SB-1 on a rebalancing day results in such an industry concentration in the Index. If the Fund's investments are focused in a specific industry or sector, the Fund will be subject to more risks, including those risks associated with investment in such industry or sector, than if it were broadly diversified over numerous industries and sectors of the economy.

REIT Risk. Investments in securities of real estate companies involve risks. These risks include, among others, adverse changes in national, state or local real estate conditions; obsolescence of properties; changes in the availability, cost and terms of mortgage funds;


8 | CLAYMORE EXCHANGE-TRADED FUND TRUST
and the impact of changes in environmental laws. In addition, a REIT that fails to comply with federal tax requirements affecting REITs may be subject to federal income taxation, or the federal tax requirement that a REIT distribute substantially all of its net income to its shareholders may result in a REIT having insufficient capital for future expenditures. The value of a REIT can depend on the structure of and cash flow generated by the REIT. In addition, like mutual funds, REITs have expenses, including advisory and administration fees, that are paid their shareholders. As a result, you will absorb duplicate levels of fees when the Fund invests in REITs. In addition, REITs are subject to certain provisions under federal tax law. The failure of a company to qualify as a REIT could have adverse consequences for the Fund, including significantly reducing return to the Fund on its investment in such company.


MLP Risk. Investments in securities of MLPs involve risks that differ from an investment in common stock. Holders of the units of MLPs have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of MLPs. In addition, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of a MLP, including a conflict arising as a result of incentive distribution payments.

Risks Relating To Raymond James & Associates Equity Securities Ratings. The Fund will seek to construct and maintain a portfolio consisting of the equity securities rated SB-1 by Raymond James & Associates analysts. Changes in the ratings methodologies or in the scope of equity research by Raymond James & Associates may have an adverse effect on the ability of the Fund to pursue its investment strategy.

o There are currently four rating categories used by Raymond James & Associates analysts, with SB-1 being the highest rating. There is no assurance that Raymond James & Associates will continue to use a rating system substantially similar to that currently used by it, or that its highest rating of equity securities will continue to be referenced as"Strong Buy 1."

o There are no assurances that Raymond James & Associates will continue to provide equity research to the degree currently provided by it, or that it will continue to provide research services at all. Raymond James & Associates may decrease (i) the number of equity analysts that it employs;
     (ii) the number of covered industries, or (iii) the number of covered issuers within an industry.

o In the event that an analyst leaves Raymond James & Associates, all securities covered by that analyst are placed "under review." Any such securities included in the Index would be removed during the next rebalancing period, despite the fact that expectations regarding such security's performance may be unchanged. Following such review, another Raymond James & Associates analyst could subsequently rate such security SB-1; in which event such security would be included in the Index during the next rebalancing period, which would increase portfolio turnover.

o Raymond James & Associates may have published, and in the future may publish, research reports on one or more of the issuers of equity securities rated SB-1. This research is modified from time to time without notice and may express opinions or provide recommendations that are inconsistent with purchasing or holding such equity securities, notwithstanding the maintenance by Raymond James & Associates of an SB-1 rating on such securities.



                                                                  PROSPECTUS | 9

o Activities by Raymond James & Associates in other areas of its business, such as underwriting and advisory engagements, may prevent the equity analysts from publishing or updating research on the companies that are the subject of such engagements. Management, legal or compliance personnel of Raymond James & Associates may determine to suspend or restrict research coverage on certain companies from time to time or at any time. The Fund would continue to hold securities that are and continue to be rated SB-1 during the period of such research restrictions, notwithstanding that such securities could be downgraded upon the termination of such restrictions and the publication of current research reports.


o Federal and state securities laws and rules and regulations of the SEC and of other regulatory agencies may prevent an analyst from timely communicating to investors a change in sentiment pertaining to a covered security.


Portfolio Turnover Risk. The Fund may engage in active and frequent trading of its portfolio securities in connection with the rebalancing of the Index, and therefore the Fund's investments, every two weeks. For example, the Predecessor Fund, as defined below (which rebalanced its portfolio approximately every two weeks), had a portfolio turnover rate of 166% for its fiscal year ended August 31, 2007. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to the Fund's shareholders, the Fund will seek to utilize the creation and redemption in kind mechanism to minimize capital gains to the extent possible.


Non-Correlation Risk. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Index. Since the Index constituents may vary twice per calendar month, the Fund's costs associated with rebalancing may be greater than those incurred by other exchange-traded funds that track indices whose composition changes less frequently.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return on the Index, as would be the case if it purchased all of the stocks in the Index with the same weightings as the Index.

Replication Management Risk. Unlike many investment companies, the Fund is not "actively" managed. Therefore, it would not necessarily sell a stock because the stock's issuer was in financial trouble unless that stock is removed from the Index.

Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

Non-Diversified Fund Risk. The Fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.


10 | CLAYMORE EXCHANGE-TRADED FUND TRUST

Fund Performance


Shares of the Fund have not previously been offered to the public. On September 3, 2008, the Fund acquired the assets and adopted the financial and performance history of the Claymore/Raymond James SB-1 Equity Fund (the "Predecessor Fund"). Therefore, the returns provided below relate exclusively to the Predecessor Fund. The investment goals, strategies and policies of the Fund are substantially similar to those of the Predecessor Fund.

The performance information provided for the Fund for the period prior to September 3, 2008, is based upon the NAV performance history (not market price) of the Predecessor Fund and reflects the operating expenses of the Predecessor Fund. The chart and table below illustrate annual calendar year returns for the calendar year ended December 31, 2007 as well as average annual Fund and Index returns for the one-year and since inception periods ended December 31, 2007. This information is intended to help you assess the variability of Fund returns and the potential rewards and risks of an investment in the Fund. The information also shows how the Fund's performance compares with the returns of a broad measure of market performance.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market index do not include expenses, which are deducted from Fund returns, or taxes.

Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Shares of the Fund in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.


Bar Chart:

Calendar Year Total Return as of 12/31
--------------------------------------------------------------------------------
2007(1)         6.29%


1. The Predecessor Fund commenced operations on May 19, 2006. The Fund's year-to-date return on NAV for the period from 12/31/07 to 6/30/08 was -7.25%.

During the calendar year ended December 31, 2007, the Fund's highest and lowest calendar quarter returns were 8.00% and -2.92%, respectively, for the quarters ended 6/30/07 and 12/31/07. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.



                                                                 PROSPECTUS | 11

AVERAGE ANNUAL TOTAL RETURNS FOR THE                                      SINCE
PERIOD ENDED DECEMBER 31, 2007                        1 YEAR       INCEPTION(1)
--------------------------------------------------------------------------------
Returns Before Taxes                                   6.29%              7.27%
After Taxes on Distribution                            3.41%              5.33%
After Taxes on Distribution and Sale of Shares         4.42%              5.17%
Standard &Poor's 500(R)(2)                             5.46%             11.62%
S&P 400 Mid-Cap Index(3)                               7.93%              8.83%
--------------------------------------------------------------------------------

1.   The inception date of the Predecessor Fund was May 19, 2006.

2. The S&P 500(R) Index is generally considered representative of the U.S. large-cap stock market.

3. The S&P 400 MidCap Index is a market-capitalization weighted index designed to represent U.S. companies of $1.5 billion to $5 billion capitalization range and is a widely-used measure of mid-size company U.S. stock market performance.



Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors purchasing Shares in the secondary market will not pay the shareholder fees shown below, but may be subject to costs (including customary brokerage commissions) charged by their broker.



 SHAREHOLDER FEES (paid directly by Authorized Participants)
--------------------------------------------------------------------------------
 Sales charges (loads)                                                     None
--------------------------------------------------------------------------------
 Standard creation/redemption transaction fee per order(1)               $1,000
--------------------------------------------------------------------------------
 Maximum additional creation/redemption transaction fee per order(1)     $4,000
--------------------------------------------------------------------------------

 ANNUAL FUND OPERATING EXPENSES(2) (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------
 Management Fees(3)                                                       0.75%
--------------------------------------------------------------------------------
 Distribution and service (12b-1) fees(4)                                   --%
--------------------------------------------------------------------------------
 Other expenses(5)                                                        0.00%
--------------------------------------------------------------------------------
 Total annual Fund operating expenses                                     0.75%
--------------------------------------------------------------------------------

1. Purchasers of Creation Units and parties redeeming Creation Units must pay a standard creation or redemption transaction fee of $1,000. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee of up to four times the standard creation or redemption transaction fee may be charged. See the following discussion of "Creation Transaction Fees and Redemption Transaction Fees."

2.   Expressed as a percentage of average net assets.

3. The management fee of the Predecessor Fund was 0.85% of average daily managed assets for the Predecessor Fund's fiscal year ended August 31, 2007.


4. The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which the Fund may bear a 12b-1 fee not to exceed 0.25% per annum of the Fund's average daily net assets. However, no such fee is currently paid by the Fund.

5. The Trust's Investment Advisory Agreement provides that the Adviser will pay all expenses of the Fund, except for the fee payments under the Investment Advisory Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.


12 | CLAYMORE EXCHANGE-TRADED FUND TRUST

Example

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



 One Year            Three Years         Five Years           Ten Years
--------------------------------------------------------------------------------
 $77                 $240                $417                 $930
--------------------------------------------------------------------------------



                                                                 PROSPECTUS | 13

Creation Transaction Fees and Redemption
Transaction Fees


The Fund issues and redeems Shares at NAV only in large blocks of 50,000 Shares (each block of 50,000 Shares called a "Creation Unit") or multiples thereof. As a practical matter, only broker-dealers or large institutional investors with creation and redemption agreements and called Authorized Participants ("APs") can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $1,000 per transaction (assuming 101-200 securities in each Creation Unit). An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Fee of $1,000 per transaction (assuming 101-200 securities in each Creation Unit. See "How to Buy and Sell Shares" later in this Prospectus). APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $1,250,000 and a 5% return each year, and assuming that the Fund's gross operating expenses remain the same, the total costs would be $10,574, $30,961, $53,117 and $117,291 if the Creation Unit is redeemed after one year, three years, five years and 10 years, respectively.


If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction.

The creation fee, redemption fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.


14 | CLAYMORE EXCHANGE-TRADED FUND TRUST

Secondary Investment Strategies


As a primary investment strategy, the Fund will at all times invest at least 80% of its total assets in component securities that comprise the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of the component securities that comprise the Index. As secondary investment strategies, the Fund may invest its remaining assets in money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments, convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index) and in options, swaps and futures contracts. Options, swaps and futures contracts (and convertible securities and structured notes) may be used by the Fund in seeking performance that corresponds to its respective Index, and in managing cash flows. The Fund will not invest in money market instruments as part of a temporary defensive strategy to protect against potential stock market declines. The Investment Adviser anticipates that it may take approximately three business days (i.e., each day the NYSE Arca is open) for additions and deletions to the Fund's Index to be reflected in the portfolio composition of the Fund.


The Fund may borrow money from a bank up to a limit of 10% of the value of its assets, but only for temporary or emergency purposes.

The Fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the Fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis.

The policies described herein constitute non-fundamental policies that may be changed by the Board of Trustees without shareholder approval. Certain other fundamental policies of the Fund are set forth in the Statement of Additional Information under "Investment Restrictions."


                                                                 PROSPECTUS | 15

Additional Risk Considerations

In addition to the risks described previously, there are certain other risks related to investing in the Fund.

Trading Issues. Trading in Shares on the NYSE Arca may be halted due to market conditions or for reasons that, in the view of the NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on the NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to the NYSE Arca "circuit breaker" rules. There can be no assurance that the requirements of the NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Fluctuation of Net Asset Value. The NAV of the Fund's Shares will generally fluctuate with changes in the market value of the Fund's holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the NYSE Arca. The Investment Adviser cannot predict whether the Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identical to, the same forces influencing the prices of the stocks of the Index trading individually or in the aggregate at any point in time.

However, given that the Shares can be purchased and redeemed in Creation Units (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes premiums to, their NAV), the Investment Adviser believes that large discounts or premiums to the NAV of the Shares should not be sustained.

Securities Lending. Although the Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In addition, the Fund will bear the risk of loss of any cash collateral that it invests.

Leverage. To the extent that the Fund borrows money, it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund's portfolio securities.

These risks are described further in the Statement of Additional Information.


16 | CLAYMORE EXCHANGE-TRADED FUND TRUST

Investment Advisory Services

Investment Adviser


Claymore Advisors, LLC, a wholly-owned subsidiary of Claymore Group Inc., acts as the Fund's investment adviser pursuant to an advisory agreement with the Fund (the "Advisory Agreement"). The Investment Adviser is a Delaware limited liability company with its principal offices located at 2455 Corporate West Drive, Lisle, Illinois 60532. As of June 30, 2008, Claymore entities have provided supervision, management, servicing or distribution on approximately $18.4 billion in assets. Claymore currently offers exchange-traded funds, unit investment trusts and closed-end funds. Pursuant to the Advisory Agreement, the Investment Adviser manages the investment and reinvestment of the Fund's assets and administers the affairs of the Fund to the extent requested by the Board of Trustees. The Investment Adviser also acts as investment adviser to closed-end and open-end management investment companies.

Pursuant to the Advisory Agreement, the Fund pays the Investment Adviser a unitary management fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.75% of the Fund's average daily net assets.


Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payments under the Investment Advisory Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

The Adviser's unitary management fee is designed to pay the Fund's expenses and to compensate the Adviser for providing services for the Fund.


Approval of Advisory Agreement

A discussion regarding the basis for the Board of Trustees' approval of the Advisory Agreement will be available in the Fund's semi-annual report to shareholders to be dated February 28, 2009.


                                                                 PROSPECTUS | 17

Portfolio Management


The portfolio manager who is currently responsible for the day-to-day management of the Fund's portfolio is Chuck Craig, CFA. Mr. Craig has managed the Fund's portfolio since its inception and also managed the portfolio of the Predecessor Fund since its inception on May 19, 2006. Mr. Craig is a Managing Director, Portfolio Management and Supervision, of the Investment Adviser and Claymore Securities, Inc. and joined Claymore Securities, Inc. in May of 2003. Mr. Craig received a M.S. in Financial Markets from the Center for Law and Financial Markets at the Illinois Institute of Technology. He also earned a B.S. in Finance from Northern Illinois University.


The Statement of Additional Information provides additional information about the portfolio manager's compensation structure, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the funds he manages.


18 | CLAYMORE EXCHANGE-TRADED FUND TRUST

Purchase and Redemption of Shares

General

The Shares will be issued or redeemed by the Fund at net asset value per Share only in Creation Unit size. See "Creations, Redemptions and Transaction Fees."

Most investors will buy and sell Shares of the Fund in secondary market transactions through brokers. Shares of the Fund will be listed for trading on the secondary market on the NYSE Arca. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares are generally purchased and sold in "round lots" of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller "odd lots," at no per-share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Fund will trade on the NYSE Arca at prices that may differ to varying degrees from the daily NAV of the Shares. Given that the Fund's Shares can be issued and redeemed in Creation Units, the Investment Adviser believes that large discounts and premiums to NAV should not be sustained for long. The Fund will trade under the NYSE Arca symbol set forth in the chart below, subject to notice of issuance.



 NAME OF FUND                                   NYSE ARCA TICKER SYMBOL
--------------------------------------------------------------------------------
 Claymore/Raymond James SB-1 Equity ETF                             RYJ
--------------------------------------------------------------------------------


Share prices are reported in dollars and cents per Share.

Investors may acquire Shares directly from the Fund, and shareholders may tender their Shares for redemption directly to the Fund, only in Creation Units of 50,000 Shares, as discussed in the "Creations, Redemptions and Transaction Fees" section, which follows.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding Shares of the Fund and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you may hold in book entry or "street name" form.


                                                                 PROSPECTUS | 19

How to Buy and Sell Shares

Pricing Fund Shares

The trading price of the Fund's shares on the NYSE Arca may differ from the Fund's daily net asset value and can be affected by market forces of supply and demand, economic conditions and other factors.

The NYSE Arca intends to disseminate the approximate value of Shares of the Fund every fifteen seconds. This approximate value should not be viewed as a "real-time" update of the NAV per Share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value and the Fund does not make any warranty as to its accuracy.

The net asset value per Share of the Fund is determined once daily as of the close of the NYSE, usually 4:00 p.m. Eastern time, each day the NYSE is open for trading. NAV per Share is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses), by the total number of shares outstanding.

Equity securities are valued at the last reported sale price on the principal exchange or on the principal OTC market on which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded primarily on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price. Debt securities are valued at the mean between the last available bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. Securities for which market quotations are not readily available, including restricted securities, are valued by a method that the Trustees believe accurately reflects fair value. Securities will be valued at fair value when market quotations are not readily available or are deemed unreliable, such as when a security's value or meaningful portion of a Fund's portfolio is believed to have been materially affected by a significant event. Such events may include a natural disaster, an economic event like a bankruptcy filing, a trading halt in a security, an unscheduled early market close or a substantial fluctuation in domestic and foreign markets that has occurred between the close of the principal exchange and the NYSE. In such a case, the value for a security is likely to be different from the last quoted market price. In addition, due to the subjective and variable nature of fair market value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale.


20 | CLAYMORE EXCHANGE-TRADED FUND TRUST

Creation Units

Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with the Fund must have entered into an authorized participant agreement with the distributor and the transfer agent, or purchase through a dealer that has entered into such an agreement. Set forth below is a brief description of the procedures applicable to purchase and redemption of Creation Units. For more detailed information, see "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information.

How to Buy Shares

In order to purchase Creation Units of the Fund, an investor must generally deposit a designated portfolio of equity securities constituting a substantial replication, or a representation, of the stocks included in the Index (the "Deposit Securities") and generally make a small cash payment referred to as the "Cash Component." For those Authorized Participants that are not eligible for trading a Deposit Security, custom orders are available. The list of the names and the numbers of shares of the Deposit Securities is made available by the Fund's custodian through the facilities of the National Securities Clearing Corporation, commonly referred to as NSCC, immediately prior to the opening of business each day of the NYSE Arca. The Cash Component represents the difference between the net asset value of a Creation Unit and the market value of the Deposit Securities. In the case of custom orders, cash-in-lieu may be added to the Cash Component to replace any Deposit Securities that the Authorized Participant may not be eligible to trade.

Orders must be placed in proper form by or through either (i) a "Participating Party" i.e., a broker-dealer or other participant in the Clearing Process of the Continuous Net Settlement System of the NSCC (the "Clearing Process") or (ii) a participant of The Depository Trust Company ("DTC Participant") that has entered into an agreement with the Trust, the distributor and the transfer agent, with respect to purchases and redemptions of Creation Units (collectively, "Authorized Participant" or "AP"). All standard orders must be placed for one or more whole Creation Units of Shares of the Fund and must be received by the distributor in proper form no later than the close of regular trading on the NYSE Arca (ordinarily 4:00 p.m. Eastern time) ("Closing Time") in order to receive that day's closing NAV per Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the distributor no later than one hour prior to Closing Time in order to receive that day's closing NAV per Share. A custom order may be placed by an Authorized Participant in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or any other relevant reason. See "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information.


A fixed creation transaction fee of $1,000 per transaction (assuming 101-200 stocks in each Creation Unit) (the "Creation Transaction Fee") is applicable to each transaction regardless of the number of Creation Units purchased in the transaction. An additional charge of up to four times the Creation Transaction Fee may be imposed with respect to transactions effected outside of the Clearing Process (through a DTC Participant) or to the extent that cash is used in lieu of securities to purchase Creation Units. See "Creation and Redemption



                                                                 PROSPECTUS | 21
of Creation Unit Aggregations" in the Statement of Additional Information. The price for each Creation Unit will equal the daily NAV per Share times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Shares of the Fund may be issued in advance of receipt of all Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 115% of the market value of the missing Deposit Securities. Any such transaction effected must be effected outside the Clearing Process. See "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information.

Legal Restrictions on Transactions in Certain Stocks

An investor subject to a legal restriction with respect to a particular stock required to be deposited in connection with the purchase of a Creation Unit may, at the Fund's discretion, be permitted to deposit an equivalent amount of cash in substitution for any stock which would otherwise be included in the Deposit Securities applicable to the purchase of a Creation Unit. For more details, see "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information.

Redemption of Shares

Shares may be redeemed only in Creation Units at their NAV and only on a day the NYSE Arca is open for business. The Fund's custodian makes available immediately prior to the opening of business each day of the NYSE Arca, through the facilities of the NSCC, the list of the names and the numbers of shares of the Fund's portfolio securities that will be applicable that day to redemption requests in proper form ("Fund Securities"). Fund Securities received on redemption may not be identical to Deposit Securities which are applicable to purchases of Creation Units. Unless cash redemptions are available or specified for the Fund, the redemption proceeds consist of the Fund Securities, plus cash in an amount equal to the difference between the NAV of Shares being redeemed as next determined after receipt by the transfer agent of a redemption request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less the applicable redemption fee and, if applicable, any transfer taxes. Should the Fund Securities have a value greater than the NAV of Shares being redeemed, a compensating cash payment to the Trust equal to the differential, plus the applicable redemption fee and, if applicable, any transfer taxes will be required to be arranged for by or on behalf of the redeeming shareholder. For more details, see "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information.

An order to redeem Creation Units of the Fund may only be effected by or through an Authorized Participant. An order to redeem must be placed for one or more whole Creation Units and must be received by the transfer agent in proper form no later than the close of regular trading on the NYSE Arca (normally 4:00 p.m. Eastern time) in order to receive that day's closing NAV per Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the transfer agent no later than 3:00 p.m. Eastern time.


A fixed redemption transaction fee of $1,000 per transaction (assuming 101-200 stocks in each Creation Unit) (the "Redemption Transaction Fee") is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An



22 | CLAYMORE EXCHANGE-TRADED FUND TRUST additional charge of up to four times the Redemption Transaction Fee may be charged to approximate additional expenses incurred by the Trust with respect to redemptions effected outside of the Clearing Process or to the extent that redemptions are for cash. The Fund reserves the right to effect redemptions in cash. A shareholder may request a cash redemption in lieu of securities, however, the Fund may, in its discretion, reject any such request. See "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information.

Distributions

Dividends and Capital Gains. Fund shareholders are entitled to their share of the Fund's income and net realized gains on its investments. The Fund pays out substantially all of its net earnings to its shareholders as "distributions."

The Fund typically earns income dividends from stocks and interest from debt securities. These amounts, net of expenses, are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains or losses whenever it sells securities. Net long-term capital gains are distributed to shareholders as "capital gain distributions."


Income dividends, if any, are distributed to shareholders annually. Net capital gains are distributed at least annually. Dividends may be declared and paid more frequently to improve Index tracking or to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended. Some portion of each distribution may result in a return of capital. Fund shareholders will be notified regarding the portion of the distribution that represents a return of capital.


Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through which the Shares were purchased makes such option available.

Distribution Plan and Service Plan

The Board of Trustees of the Trust has adopted a distribution and services plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund is authorized to pay distribution fees in connection with the sale and distribution of its shares and pay service fees in connection with the provision of ongoing services to shareholders of each class and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year.

No 12b-1 fees are currently paid by the Fund, and there are no current plans to impose these fees. However, in the event 12b-1 fees are charged in the future, because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing shares subject to distribution fees and service fees, you may pay more over time than you would by purchasing shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of the NASD. The net income attributable to the Shares will be reduced by the amount of distribution fees and service fees and other expenses of the Fund.


                                                                 PROSPECTUS | 23

Frequent Purchases and Redemptions

The Fund imposes no restrictions on the frequency of purchases and redemptions. The Board of Trustees evaluated the risks of market timing activities by the Fund's shareholders when they considered that no restriction or policy was necessary. The Board considered that, unlike traditional mutual funds, the Fund issues and redeems its shares at NAV for a basket of securities intended to mirror the Fund's portfolio, plus a small amount of cash, and the Fund's Shares may be purchased and sold on the exchange at prevailing market prices. Given this structure, the Board determined that it is unlikely that (a) market timing would be attempted by the Fund's shareholders or (b) any attempts to market time the Fund by its shareholders would result in negative impact to the Fund or its shareholders.

Fund Service Providers

Claymore Advisors, LLC is the administrator of the Fund.

The Bank of New York Mellon is the custodian and fund accounting and transfer agent for the Fund.

Clifford Chance US LLP serves as legal counsel to the Fund.


Ernst & Young LLP serves as the Fund's independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.


Index Provider

Raymond James is the Index Provider for the Claymore/Raymond James SB-1 Equity ETF. Raymond James is not affiliated with the Trust, the Investment Adviser or the distributor. The Investment Adviser has entered into a license agreement with Raymond James to use the Index. The Fund is entitled to use the Index pursuant to a sub-licensing arrangement with the Investment Adviser.


24 | CLAYMORE EXCHANGE-TRADED FUND TRUST

Disclaimers

The Claymore/Raymond James SB-1 Equity ETF and its Shares are not sponsored, endorsed, sold or promoted by Raymond James. Raymond James makes no representation or warranty, express or implied, to the shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of any data supplied by Raymond James to track general stock market performance. Raymond James' only relationship to the Investment Adviser is the licensing of certain trademarks and trade names of Raymond James and of the data supplied by Raymond James, which is determined, composed and calculated by Raymond James without regard to the Fund or its Shares. Raymond James has no obligation to take the needs of the Investment Adviser or the shareholders of the Fund into consideration in determining, composing or calculating the data supplied by Raymond James. Raymond James is not responsible for and has not participated in the determination of the price of the Shares of the Fund or the timing of the issuance or sale of such Shares. Raymond James has no obligation or liability in connection with the administration, marketing or trading of the Fund or its Shares.

The Investment Adviser does not guarantee the accuracy and/or the completeness of the Index or any data included therein, and the Investment Adviser shall have no liability for any errors, omissions or interruptions therein. The Investment Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Index or any data included therein. The Investment Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall the Investment Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Index even if notified of the possibility of such damages.


                                                                 PROSPECTUS | 25

Federal Income Taxation

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

o    The Fund makes distributions,

o    You sell your Shares listed on the NYSE Arca, and

o    You purchase or redeem Creation Units.


Taxes on Distributions

Dividends from net investment income, if any, are declared and paid annually. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund. Dividends paid out of the Fund's income and net short-term gains, if any, are taxable as ordinary income. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares.


Long-term capital gains of non-corporate taxpayers are generally taxed at a maximum rate of 15% for taxable years beginning before January 1, 2011. In addition, for these taxable years some ordinary dividends declared and paid by the Fund to non-corporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long-term capital gains, provided that holding period and other requirements are met by the Fund and the shareholder. Without future Congressional action, the maximum rate of long-term capital gain will return to 20% in 2011, and all dividends will be taxed at ordinary income rates.


Distributions in excess of the Fund's current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter. A distribution will reduce the Fund's net asset value per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.


If you are not a citizen or permanent resident of the United States, the Fund's ordinary income dividends (which include distribution of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business carried on through a permanent establishment in the United States. Prospective investors are urged to consult their tax advisors regarding the specific tax consequences described above.

Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.



26 | CLAYMORE EXCHANGE-TRADED FUND TRUST

By law, the Fund must withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number or social security number. The backup withholding rate for individuals is currently 28%.

Taxes on Exchange-Listed Shares Sales

Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.

Taxes on Purchase and Redemption of Creation Units

An authorized purchaser who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger's aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales" on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.

Under current federal income tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.


The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of Fund Shares. You are advised to consult your personal tax advisor about the potential tax consequences of an investment in Fund Shares under all applicable tax laws.



                                                                 PROSPECTUS | 27

Other Information

For purposes of the Investment Company Act of 1940, as amended ("1940 Act"), the Fund is treated as a registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including shares of the Fund. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in
Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Fund.

Disclosure of Portfolio Holdings

A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information.


28 | CLAYMORE EXCHANGE-TRADED FUND TRUST

Financial Highlights


On September 3, 2008, the Fund acquired the assets and adopted the financial and performance history of the Predecessor Fund. The investment goals, strategies and policies of the Fund are substantially similar to those of the Predecessor Fund.

The financial highlights table is intended to help you understand the Fund's financial performance for the life of the Fund. Certain information reflects financial results for a single Share of the Fund. The total returns represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the periods indicated below has been derived from financial statements audited by Ernst &Young LLP (except with respect to information for the six months ended February 29, 2008, which is unaudited), whose report, along with the Fund's financial statements, are included in the Annual Report to Shareholders of the Predecessor Fund for the year ended August 31, 2007 and are incorporated by reference in the SAI, which are available upon request.



                                                                 PROSPECTUS | 29

Claymore/Raymond James SB-1 Equity ETF

                                                                                        FOR THE
                                                                                         PERIOD
                                                            FOR THE        FOR THE      MAY 19,
                                                   SIX MONTHS ENDED           YEAR        2006*
                                                       FEBRUARY 29,          ENDED      THROUGH
PER SHARE OPERATING PERFORMANCE FOR A                          2008     AUGUST 31,   AUGUST 31,
COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD         (UNAUDITED)           2007         2006
---------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $ 21.67        $ 19.15      $ 19.10(b)
---------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net investment loss(a)                                       (0.03)         (0.05)       (0.00)(c)
 Net realized and unrealized gain (loss) on investments       (2.27)          2.68         0.09
---------------------------------------------------------------------------------------------------
   Total from investment operations                           (2.30)          2.63         0.09
---------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM
 AND IN EXCESS OF NET REALIZED GAIN                           (1.84)         (0.11)           -
---------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                              $ 17.53        $ 21.67      $ 19.15
---------------------------------------------------------------------------------------------------
MARKET VALUE, END OF PERIOD                                 $ 15.82        $ 19.27      $ 17.50
---------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(d)
 Net asset value                                           (11.45)%         13.78%        0.26%
 Market value                                               (9.28)%         10.77%     (12.50)%

RATIOS AND SUPPLEMENTAL DATA
 Net assets, end of period (thousands)                     $194,969       $240,998     $212,982
 Ratio of net expenses to average net assets                  1.08%(e)       1.09%        1.12%(e)
 Ratio of net investment loss to average net assets         (0.25)%(e)     (0.06)%      (0.06)%(e)
 Portfolio turnover rate                                        68%           166%          41%

*    Commencement of investment operations.

(a)  Based on average shares outstanding during the period.

(b)  Before deduction of offering expenses charged to capital.

(c)  Amount is less than $0.01.

(d) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value ("NAV") or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund's Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(e)  Annualized.



30 | CLAYMORE EXCHANGE-TRADED FUND TRUST

For More Information

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
o    Call your broker
o    www.claymore.com

DEALERS
o    www.claymore.com
o    Distributor Telephone: (888) 949-3837


INVESTMENT ADVISER
Claymore Advisors, LLC
2455 Corporate West Drive
Lisle, Illinois 60532

DISTRIBUTOR
Claymore Securities, Inc.
2455 Corporate West Drive
Lisle, Illinois 60532

CUSTODIAN
The Bank of New York Mellon
101 Barclay Street
New York, New York 10286

TRANSFER AGENT
The Bank of New York Mellon
101 Barclay Street
New York, New York 10286

LEGAL COUNSEL
Clifford Chance US LLP
31 West 52nd Street
New York, New York 10019

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

A Statement of Additional Information dated September 4, 2008, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus, which means that it is legally part of this Prospectus.


You will find additional information about the Fund in its annual and semi-annual reports to shareholders, when available. The annual report will explain the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.

You can ask questions or obtain a free copy of the Fund's shareholder reports or the Statement of Additional Information by calling 1-888-949-3837. Free copies of the Fund's shareholder reports and the Statement of Additional Information are available from our website at www.claymore.com.

Information about the Fund, including its reports and the Statement of Additional Information, has been filed with the SEC. It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, 100 F Street NE, Room 1580, Washington, DC 20549.



PROSPECTUS

Distributor
Claymore Securities, Inc.
2455 Corporate West Drive
Lisle, Illinois 60532


September 4, 2008


Investment Company Act File No. 811-21906


Logo: CLAYMORE(SM)

                    INVESTMENT COMPANY ACT FILE NO. 811-21906

                       CLAYMORE EXCHANGE-TRADED FUND TRUST

                       STATEMENT OF ADDITIONAL INFORMATION


                             DATED SEPTEMBER 4, 2008

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus dated September 4, 2008 for the Claymore/Raymond James SB-1 Equity ETF, a series of the Claymore Exchange-Traded Fund Trust (the "Trust"), as it may be revised from time to time. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Trust's Distributor, Claymore Securities, Inc., or by calling toll free 1-888-949-3837.


                                TABLE OF CONTENTS

                                                                         Page

GENERAL DESCRIPTION OF THE TRUST AND THE FUND..............................1

EXCHANGE LISTING AND TRADING...............................................2

INVESTMENT RESTRICTIONS AND POLICIES.......................................3

INVESTMENT POLICIES AND RISKS..............................................4

GENERAL CONSIDERATIONS AND RISKS...........................................8

MANAGEMENT.................................................................9

BROKERAGE TRANSACTIONS....................................................17

ADDITIONAL INFORMATION CONCERNING THE TRUST...............................18

CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS.....................21

TAXES.....................................................................31

FEDERAL TAX TREATMENT OF FUTURES AND OPTIONS CONTRACTS....................33

DETERMINATION OF NAV......................................................33

DIVIDENDS AND DISTRIBUTIONS...............................................34

MISCELLANEOUS INFORMATION.................................................34

FINANCIAL STATEMENTS......................................................34



                  GENERAL DESCRIPTION OF THE TRUST AND THE FUND

         The Trust was organized as a Delaware statutory trust on May 24, 2006 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently consists of 20 investment portfolios. This Statement of Additional Information relates to the following investment portfolio: the Claymore/Raymond James SB-1 Equity ETF (the "Fund"). The shares of the Fund are referred to herein as "Shares" or "Fund Shares."

     The Fund is managed by Claymore Advisors, LLC ("Claymore Advisors" or the "Investment Adviser").

     The Fund offers and issues Shares at net asset value ("NAV") only in aggregations of a specified number of Shares (each a "Creation Unit" or a "Creation Unit Aggregation"), generally in exchange for a basket of equity securities included in the Underlying Index (the "Deposit Securities"), together with the deposit of a specified cash payment (the "Cash Component"). The Fund anticipates that its Shares will be listed on the New York Stock Exchange Arca, Inc. (the "NYSE Arca"). Fund Shares will trade on the NYSE Arca at market prices that may be below, at or above NAV. Shares are redeemable only in Creation Unit Aggregations and, generally, in exchange for portfolio securities and a specified cash payment. Creation Units are aggregations of 50,000 Shares. In the event of the liquidation of the Fund, the Trust may lower the number of Shares in a Creation Unit.

     The Trust reserves the right to offer a "cash" option for creations and redemptions of Fund Shares. Fund Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust cash at least equal to 115% of the market value of the missing Deposit Securities. See the "Creation and Redemption of Creation Unit Aggregations" section. In each instance of such cash creations or redemptions, transaction fees may be imposed that will be higher than the transaction fees associated with in-kind creations or redemptions. In all cases, such fees will be limited in accordance with the requirements of the Securities and Exchange Commission (the "SEC") applicable to management investment companies offering redeemable securities.

                          EXCHANGE LISTING AND TRADING

     There can be no assurance that the requirements of the NYSE Arca necessary to maintain the listing of Shares of the Fund will continue to be met. The NYSE Arca may, but is not required to, remove the Shares of the Fund from listing if
(i) following the initial 12-month period beginning at the commencement of trading of the Fund, there are fewer than 50 beneficial owners of the Shares of the Fund for 30 or more consecutive trading days; (ii) the value of the Underlying Index is no longer calculated or available; or (iii) such other event shall occur or condition exist that, in the opinion of the NYSE Arca, makes further dealings on the NYSE Arca inadvisable. The NYSE Arca will remove the Shares of the Fund from listing and trading upon termination of the Fund.

     As in the case of other stocks traded on the NYSE Arca, broker's commissions on transactions will be based on negotiated commission rates at customary levels.

     The Trust reserves the right to adjust the price levels of the Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

                      INVESTMENT RESTRICTIONS AND POLICIES

INVESTMENT OBJECTIVE

     The investment objective of the Claymore/Raymond James SB-1 Equity ETF is to provide investment results that correspond generally to the performance (before the Fund's fees and expenses) of an equity index called "Raymond James SB-1 Equity Index" (the "SB-1 Index" or the "Underlying Index").

INVESTMENT RESTRICTIONS

     The Board of Trustees of the Trust (the "Board" or the "Trustees") has adopted as fundamental policies the Fund's investment restrictions, numbered (1) through (7) below. The Fund, as a fundamental policy, may not:

     (1) Invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries, except to the extent that the Underlying Index that the Fund replicates concentrates in an industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     (2) Borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) up to 10% of its total assets and (ii) make other investments or engage in other transactions permissible under the 1940 Act that may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings).

     (3) Act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

     (4) Make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund's investment policies, (ii) repurchase agreements or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund's total assets.

     (5) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund (i) from purchasing or selling options, futures contracts or other derivative instruments, or (ii) from investing in securities or other instruments backed by physical commodities).

     (6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

     (7) Issue senior securities, except as permitted under the 1940 Act.

     Except for restriction (2), if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets, or the sale of a security out of the portfolio, will not constitute a violation of that restriction.

     The foregoing fundamental investment policies cannot be changed as to the Fund without approval by holders of a "majority of the Fund's outstanding voting shares." As defined in the 1940 Act, this means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy, or (ii) more than 50% of the Fund's shares, whichever is less.

     In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. The Fund may not:

     (1) Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts or other derivative instruments are not deemed to constitute selling securities short.

     (2) Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin.

     (3) Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act.

     (4) Invest in direct interests in oil, gas or other mineral exploration programs or leases; however, the Fund may invest in the securities of issuers that engage in these activities.

     (5) Invest in illiquid securities if, as a result of such investment, more than 15% of the Fund's net assets would be invested in illiquid securities.

     The investment objective of the Fund is a non-fundamental policy that can be changed by the Board of Trustees without approval by shareholders.

                          INVESTMENT POLICIES AND RISKS

     Loans of Portfolio Securities. The Fund may lend its investment securities to approved borrowers. Any gain or loss on the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. These loans cannot exceed 33 1/3% of the Fund's total assets.

     Approved borrowers are brokers, dealers, domestic and foreign banks, or other financial institutions that meet credit or other requirements as established by, and subject to the review of, the Trust's Board, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the 1940 Act and the rules and regulations thereunder or interpretations of the SEC, which require that (a) the borrowers pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government having a value at all times of not less than 102% of the value of the securities loaned (on a "mark-to-market" basis); (b) the loan be made subject to termination by the Fund at any time; and (c) the Fund receives reasonable interest on the loan. From time to time, the Fund may return a part of the interest earned from the investment of collateral received from securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a finder.

     Repurchase Agreements. The Fund may enter into repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. The Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and
(ii) securities dealers ("Qualified Institutions"). The Investment Adviser will monitor the continued creditworthiness of Qualified Institutions.

     The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund's ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

     The resale price reflects the purchase price plus an agreed upon market rate of interest. The collateral is marked to market daily.

     Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally the effect of such transactions is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the Fund has an opportunity to earn a greater rate of return on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and the Fund intends to use the reverse repurchase technique only when the Investment Adviser believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Fund's assets. The custodian bank will maintain a separate account for the Fund with securities having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered loans.

     Money Market Instruments. The Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity. The instruments in which the Fund may invest include: (i) short-term obligations issued by the U.S. Government; (ii) negotiable certificates of deposit ("CDs"), fixed time deposits and bankers' acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's Investors Service, Inc. or "A-1+" or "A-1" by Standard & Poor's or, if unrated, of comparable quality as determined by the Investment Adviser; (iv) repurchase agreements; and (v) money market mutual funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker's acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

     Investment Companies. The Fund may invest in the securities of other investment companies (including money market funds). Under the 1940 Act, the Fund's investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets of investment companies in the aggregate.

     Real Estate Investment Trusts ("REITs"). The Fund may invest in the securities of real estate investment trusts to the extent allowed by law, which pool investors' funds for investments primarily in commercial real estate properties. Investment in REITs may be the most practical available means for the Fund to invest in the real estate industry. As a shareholder in a REIT, the Fund would bear its ratable share of the REIT's expenses, including its advisory and administration fees. At the same time, the Fund would continue to pay its own investment advisory fees and other expenses, as a result of which the Fund and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in REITs.

     Illiquid Securities. The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

     Futures and Options. The Fund may utilize exchange-traded futures and options contracts and swap agreements.

     Futures contracts generally provide for the future sale by one party and purchase by another party of a specified commodity at a specified future time and at a specified price. Stock index futures contracts are settled daily with a payment by one party to the other of a cash amount based on the difference between the level of the stock index specified in the contract from one day to the next. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges.

     Futures traders are required to make a good faith margin deposit in cash or U.S. government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.

     After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. In such case, the Fund would expect to earn interest income on its margin deposits. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.

     The Fund may use exchange-traded futures and options, together with positions in cash and money market instruments, to simulate full investment in its Underlying Index. Under such circumstances, the Investment Adviser may seek to utilize other instruments that it believes to be correlated to the underlying index components or a subset of the components.

     An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of the Fund. The potential for loss related to writing call options on equity securities or indices is unlimited. The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.

     The Fund may purchase and write put and call options on futures contracts that are traded on a U.S. exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

     Restrictions on the Use of Futures Contracts and Options on Futures Contracts. In connection with its management of the Trust, the Investment Adviser has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act (the "CEA"). Therefore, it is not subject to the registration and regulatory requirements of the CEA. Therefore, there are no limitations on the extent to which the Fund may engage in non-hedging transactions involving futures and options thereon, except as set forth in the Fund's Prospectus and this Statement of Additional Information.

     The Commodity Futures Trading Commission has eliminated limitations on futures trading by certain regulated entities, including registered investment companies, and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment adviser to the company claims an exclusion from regulation as a commodity pool operator.

     Swap Agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party (the "Counterparty") based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, the Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust's custodian bank.

     The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

     The use of swap agreements involves certain risks. For example, if the Counterparty under a swap agreement defaults on its obligation to make payments due from it, as a result of its bankruptcy or otherwise, the Fund may lose such payments altogether, or collect only a portion thereof, which collection could involve costs or delays.

                        GENERAL CONSIDERATIONS AND RISKS

         A discussion of the risks associated with an investment in the Fund is contained in the Prospectus in the "Principal Risks of Investing in the Fund" and "Additional Risks" sections. The discussion below supplements, and should be read in conjunction with, these sections of the Prospectus.

         An investment in the Fund should be made with an understanding that the value of the Fund's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of common stocks in general and other factors that affect the market.

         An investment in the Fund should also be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Fund Shares). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions of their issuers' change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises.

         Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors, or holders of debt obligations or preferred stocks. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity.

         The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of the Fund's Shares will be adversely affected if trading markets for the Fund's portfolio securities are limited or absent, or if bid/ask spreads are wide.

         Risks of Futures and Options Transactions. There are several risks accompanying the utilization of futures contracts and options on futures contracts. First, while the Fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time.

         Furthermore, because, by definition, futures contracts project price levels in the future and not current levels of valuation, market circumstances may result in a discrepancy between the price of the stock index future and the movement in the Underlying Index. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to deliver the instruments underlying futures contracts it has sold.

         The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The Fund does not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Fund, however, intends to utilize futures and options contracts in a manner designed to limit its risk exposure to levels comparable to direct investment in stocks.

         Utilization of futures and options on futures by the Fund involves the risk of imperfect or even negative correlation to the Underlying Index if the index underlying the futures contract differs from the Underlying Index. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract or option; however, this risk is substantially minimized because (a) of the regulatory requirement that the broker has to "segregate" customer funds from its corporate funds, and (b) in the case of regulated exchanges in the United States, the clearing corporation stands behind the broker to make good losses in such a situation. The purchase of put or call options could be based upon predictions by the Investment Adviser as to anticipated trends, which predictions could prove to be incorrect and a part or all of the premium paid therefore could be lost.

         Because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting the Fund to substantial losses. In the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin.

         Although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time.

         Risks of Swap Agreements. The risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make. Swap agreements are also subject to the risk that the swap counterparty will default on its obligations. If such a default were to occur, the Fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund's rights as a creditor -- (e.g., the Fund may not receive the net amount of payments that it contractually is entitled to receive). The Fund, however, intends to utilize swaps in a manner designed to limit its risk exposure to levels comparable to direct investments in stocks.

                                   MANAGEMENT

         Trustees and Officers

         The general supervision of the duties performed by the Investment Adviser for the Fund under the Investment Advisory Agreement is the responsibility of the Board of Trustees. The Trust currently has four Trustees. Three Trustees have no affiliation or business connection with the Investment Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Investment Adviser. These are the "non-interested" or "independent" Trustees ("Independent Trustees"). The other Trustee (the "Management Trustee") is affiliated with the Investment Adviser.

         The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex

(defined below) overseen by each Independent Trustee, and other directorships, if any, held by the Trustee are shown below. The Fund Complex includes all open and closed-end funds (including all of their portfolios) advised by the Investment Adviser and any funds that have an investment adviser that is an affiliated person of the Investment Adviser. As of the date of this SAI, the Fund Complex consists of the Trust's 20 portfolios, 11 separate portfolios of Claymore Exchange-Traded Fund Trust 2 and 15 closed-end management investment companies.

                                                                                         NUMBER OF
                                                                                       PORTFOLIOS IN
                                POSITION(S)   TERM OF OFFICE                            FUND COMPLEX       OTHER
     NAME, ADDRESS AND AGE OF    HELD WITH    AND LENGTH OF    PRINCIPAL OCCUPATION(S)  OVERSEEN BY    DIRECTORSHIPS
       INDEPENDENT TRUSTEES*       TRUST      TIME SERVED**      DURING PAST 5 YEARS      TRUSTEES    HELD BY TRUSTEES


Randall C. Barnes             Trustee      Since 2006       Private Investor,          41            None.
Year of Birth: 1951                                         Formerly, Senior Vice
                                                            President, Treasurer
                                                            (1993-1997), President,
                                                            Pizza Hut International
                                                            (1991-1993) and Senior
                                                            Vice President,
                                                            Strategic Planning and
                                                            New Business Development
                                                            (1987-1990) of PepsiCo,
                                                            Inc. (1987-1997).

Ronald E. Toupin, Jr.         Trustee      Since 2006       Retired. Formerly Vice     41            None.
Year of Birth: 1958                                         President, Manager and
                                                            Portfolio Manager of
                                                            Nuveen Asset Management
                                                            (1998-1999), Vice
                                                            President of Nuveen
                                                            Investment Advisory
                                                            Corporation
                                                            (1993-1999), Vice
                                                            President and
                                                            Manager of Nuveen
                                                            Unit Investment
                                                            Trusts (1991-1999),
                                                            and Assistant Vice
                                                            President and
                                                            Portfolio Manager of
                                                            Nuveen Unit
                                                            Investment Trusts
                                                            (1988-1999), each of
                                                            John Nuveen &
                                                            Company, Inc.
                                                            (1982-1999).

Ronald A. Nyberg              Trustee      Since 2006       Partner of Nyberg &        44            None.
Year of Birth: 1953                                         Cassioppi, LLC, a law
                                                            firm specializing in
                                                            Corporate Law, Estate
                                                            Planning and Business
                                                            Transactions
                                                            (2000-present).
                                                            Formerly, Executive Vice
                                                            President, General
                                                            Counsel, and Corporate
                                                            Secretary of Van Kampen
                                                            Investments (1982-1999).



----------------------

* The business address of each Trustee is c/o Claymore Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532.

** This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

         The Trustee who is affiliated with the Investment Adviser or affiliates of the Investment Adviser and executive officers of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Management Trustee and the other directorships, if any, held by the Trustee, are shown below.

                                                                                         NUMBER OF
                                                                                       PORTFOLIOS IN
                                POSITION(S)   TERM OF OFFICE                            FUND COMPLEX       OTHER
     NAME, ADDRESS AND AGE OF    HELD WITH    AND LENGTH OF    PRINCIPAL OCCUPATION(S)  OVERSEEN BY    DIRECTORSHIPS
       INTERESTED TRUSTEES*        TRUST      TIME SERVED**      DURING PAST 5 YEARS      TRUSTEES    HELD BY TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Nicholas Dalmaso***             Trustee        Trustee         Attorney. Formerly, Senior    44         None.
Year of birth: 1965                            since 2006      Managing Director and
                                                               Chief Administrative
                                                               Officer (2007-2008) and
                                                               General Counsel
                                                               (2001-2007) of Claymore
                                                               Advisors, LLC and
                                                               Claymore Securities,
                                                               Inc. and President and
                                                               Secretary of Claymore
                                                               Investments, Inc.
                                                               (2004-2008). Formerly,
                                                               Assistant General
                                                               Counsel, John Nuveen
                                                               and Company (1999-2001).
                                                               Formerly Vice President
                                                               and Associate General
                                                               Counsel of Van Kampen
                                                               Investments (1992-1999).



----------------------

* The business address of each Trustee is c/o Claymore Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532.

** This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

*** Mr. Dalmaso is an interested person of the Trust because of his former position as an officer of the Investment Adviser and certain of its affiliates.

NAME,  ADDRESS AND AGE OF       POSITION(S)  HELD LENGTH OF TIME
EXECUTIVE OFFICERS              WITH TRUST        SERVED*           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
J. Thomas Futrell                Chief Executive   Since 2008       Senior Managing Director, Chief Investment
Year of birth: 1955              Officer                            Officer (2008-present) of Claymore Advisors,
                                                                    LLC and Claymore Securities, Inc.; Chief
                                                                    Executive Officer of certain funds in the
                                                                    Fund Complex. Formerly, Managing Director in
                                                                    charge of Research (2000-2007) for Nuveen
                                                                    Asset Management.


Kevin M. Robinson                Chief Legal       Since 2008       Senior Managing Director, General Counsel
Year of birth: 1959              Officer                            and Corporate Secretary (2007-present) of
                                                                    Claymore Advisors, LLC and Claymore
                                                                    Securities, Inc.; Chief Legal Officer of
                                                                    certain funds in the Fund Complex. Formerly,
                                                                    Associate General Counsel (2000- 2007) of
                                                                    NYSE Euronext, Inc. Formerly, Archipelago
                                                                    Holdings, Inc.  Senior Managing Director and
                                                                    Associate General Counsel (1997-2000) of ABN
                                                                    Amro Inc. Formerly, Senior Counsel in the
                                                                    Enforcement Division (1989-1997) of the U.S.
                                                                    Securities and Exchange Commission.

Steven M. Hill                   Chief Financial   Since 2006       Senior Managing Director (2005-present) and
Year of birth: 1964              Officer, Chief                     Chief Financial Officer (2005-2006), Managing
                                 Accounting                         Director (2003-2005) of Claymore Advisors, LLC
                                 Officer and                        and Claymore Securities, Inc.; Chief Financial
                                 Treasurer                          Officer, Chief Accounting Officer and
                                                                    Treasurer of certain funds in the Fund
                                                                    Complex. Formerly, Treasurer of Henderson
                                                                    Global Funds and Operations Manager for
                                                                    Henderson Global Investors (NA) Inc. (2002-2003);
                                                                    Managing Director, FrontPoint Partners LLC
                                                                    (2001-2002); Vice President, Nuveen Investments
                                                                    (1999-2001); Chief Financial Officer, Skyline
                                                                    Asset Management LP, (1999); Vice President,
                                                                    Van Kampen Investments and Assistant Treasurer,
                                                                    Van Kampen mutual funds (1989-1999).



Bruce Saxon                      Chief             Since 2006       Vice President - Fund Compliance Officer of
Year of birth: 1957              Compliance                         Claymore Securities, Inc. (2006-present).
                                 Officer                            Chief Compliance Officer of certain funds in
                                                                    the Fund Complex. Formerly, Chief Compliance
                                                                    Officer/Assistant Secretary of Harris
                                                                    Investment Management, Inc. (2003-2006).
                                                                    Director-Compliance of Harrisdirect LLC
                                                                    (1999-2003).

Melissa J. Nguyen                Secretary         Since 2006       Vice President and Assistant General Counsel of

                                       12

Year of birth: 1978                                                 Claymore Securities, Inc. (2005-present).
                                                                    Secretary of certain funds in the Fund
                                                                    Complex. Formerly, Associate, Vedder, Price,
                                                                    Kaufman & Kammholz, P.C. (2003-2005).

William H. Belden III            Vice President    Since 2006       Managing Director of Claymore Securities, Inc.
Year of birth: 1965                                                 (2005-present).  Formerly, Vice President of
                                                                    Product Management at Northern Trust Global
                                                                    Investments (1999-2005); Vice President of
                                                                    Stein Roe & Farnham (1995-1999).

James Howley                     Assistant         Since 2006       Vice President, Fund Administration of
Year of birth: 1972              Treasurer                          Claymore Securities, Inc. (2004-present).
                                                                    Formerly, Manager, Mutual Fund Administration
                                                                    of Van Kampen Investments, Inc.

Mark J.  Furjanic                Assistant         Since 2008       Vice President, Fund Administration-Tax
Year of birth: 1959              Treasurer                          (2005-present) of Claymore Advisors, LLC and
                                                                    Claymore Securities, Inc.; Assistant
                                                                    Treasurer of certain funds in the Fund
                                                                    Complex. Formerly, Senior Manager
                                                                    (1999-2005) for Ernst & Young LLP.

Donald P. Swade                  Assistant         Since 2008       Vice President, Fund Administration
Year of birth: 1972              Treasurer                          (2006-present) of Claymore Advisors, LLC and
                                                                    Claymore Securities, Inc.; Assistant
                                                                    Treasurer of certain funds in the Fund
                                                                    Complex. Formerly, Manager-Mutual Fund
                                                                    Financial Administration (2003-2006) for
                                                                    Morgan Stanley/Van Kampen Investments.

Chuck Craig                      Vice President    Since 2006       Managing Director (2006-present), Vice
Year of birth: 1967                                                 President (2003-2006) of Claymore Securities,
                                                                    Inc. Formerly, Assistant Vice President,
                                                                    First Trust Portfolios, L.P. (1999-2003);
                                                                    Analyst, PMA Securities, Inc. (1996-1999).


Mark E. Mathiasen                Assistant         Since 2008       Assistant Vice President; Assistant General
Year of birth: 1978              Secretary                          Counsel of Claymore Securities, Inc.
                                                                    (2007-present). Secretary of certain funds in
                                                                    the Fund Complex. Previously, Law Clerk,
                                                                    Idaho State Courts (2003-2006).



Matt Patterson                   Assistant         Since 2006       Vice President and Assistant General Counsel
Year of birth: 1971              Secretary                          of Claymore Securities, Inc. (2006-present).
                                                                    Secretary of certain funds in the Fund
                                                                    Complex. Previously, Securities Counsel,
                                                                    Caterpillar Inc. (2004-2006); Associate,
                                                                    Skadden, Arps, Slate, Meagher & Flom LLP
                                                                    (2002-2004).


----------------------

* The business address of each Trustee is c/o Claymore Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532.

** This is the period for which the Trustee/Officer began serving the Trust. Each Officer serves an indefinite term, until his successor is elected.

         For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Trust and in all registered investment companies overseen by the Trustee is shown below.

                                                            AGGREGATE DOLLAR RANGE OF
                                                             EQUITY SECURITIES IN ALL
                                DOLLAR RANGE OF EQUITY        REGISTERED INVESTMENT
                                  SECURITIES IN THE           COMPANIES OVERSEEN BY
                              CLAYMORE/RAYMOND JAMES SB-1     TRUSTEE IN FAMILY OF
                                       EQUITY ETF              INVESTMENT COMPANIES
NAME OF TRUSTEE                (AS OF DECEMBER 31, 2007)    (AS OF DECEMBER 31, 2007)
----------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
Randall C. Barnes                         None                    over $100,000
Ronald A. Nyberg                          None                    over $100,000
Ronald E. Toupin, Jr.                     None                         None

INTERESTED TRUSTEE
Nicholas Dalmaso                          None                         None



         As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Fund.

         Messrs. Barnes, Nyberg and Toupin who are not "interested persons" of the Trust, as defined in the 1940 Act, serve on the Trust's Nominating and Governance Committee. The Nominating and

Governance Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating and Governance Committee would consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Trust. The Trust does not have a standing compensation committee.

         Messrs. Barnes, Nyberg and Toupin who are not "interested persons" of the Trust, as defined in the 1940 Act, serve on the Trust's Audit Committee. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and internal controls of the Trust and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Trust's financial statements and the audit thereof and acting as a liason between the Board of Trustees and the Trust's independent registered public accounting firm.

         Remuneration of Trustees and Officers

         The Trust, together with Claymore Exchange-Traded Fund Trust 2, pays each Independent Trustee a fee of $25,000 per year plus $1,000 per Board or committee meeting participated in, together with each Trustee's actual out-of-pocket expenses relating to attendance at such meetings. Officers who are employed by the Investment Adviser receive no compensation or expense reimbursements from the Trust.

         The table below shows the estimated compensation that is contemplated to be paid to Trustees for the Fund's fiscal year ended August 31, 2008, assuming a full fiscal year of operations for the fiscal year ended August 31, 2008:

                                                              PENSION OR RETIREMENT
                                  AGGREGATE COMPENSATION   BENEFITS ACCRUED AS PART OF     TOTAL COMPENSATION PAID
NAME OF TRUSTEE                         FROM TRUST                FUND EXPENSES               FROM FUND COMPLEX
---------------                   ----------------------   ---------------------------     -----------------------

INDEPENDENT TRUSTEES
Randall C. Barnes                           $                          N/A                            $
Ronald A. Nyberg                            $                          N/A                            $
Ronald E. Toupin, Jr.                       $                          N/A                            $

INTERESTED TRUSTEE
Nicholas Dalmaso                           N/A                         N/A                           N/A


         The officers and Trustees of the Trust, in the aggregate, own less than 1% of the shares of the Fund.

         As of the date hereof, no person owned 5% or more of the outstanding shares of the Fund.

         Investment Adviser. The Investment Adviser manages the investment and reinvestment of the Fund's assets and administers the affairs of the Fund to the extent requested by the Board of Trustees.

         Portfolio Manager. Chuck Craig, Managing Director, Portfolio Management and Supervision, of Claymore, serves as portfolio manager for the Fund and is responsible for the day-to-day management of the Fund's portfolio.


         Other Accounts Managed by the Portfolio Manager. As of July 31, 2008, Mr. Craig managed 3 registered investment companies (2 such registered investment companies consisting of a total of 29 separate series) with a total of approximately $2.17 billion in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.

         Although the funds in the Trust that are managed by Mr. Craig may have different investment strategies, each has a portfolio objective of replicating its underlying index. The Investment Adviser does not believe that management of the different funds of the Trust presents a material conflict of interest for the portfolio manager or the Investment Adviser.

         Portfolio Manager Compensation. The portfolio manager's compensation consists of the following elements:

         Base salary: The portfolio manager is paid a fixed base salary by the Investment Adviser which is set at a level determined to be appropriate based upon the individual's experience and responsibilities.

         The portfolio manager is eligible for a discretionary annual bonus. There is no policy regarding, or agreement with, the portfolio manager to receive bonuses or any other compensation in connection with the performance of any of the accounts managed by the portfolio manager. The portfolio manager also participates in benefit plans and programs generally available to all employees of the Investment Adviser.


         Securities Ownership of the Portfolio Manager. The portfolio manager does not own shares of the Fund. As of July 31, 2008, the portfolio manager owned between $1-10,000 in shares of the Predecessor Fund (as defined below).


         Investment Advisory Agreement. Pursuant to an Investment Advisory Agreement between the Investment Adviser and the Trust, the Investment Adviser is responsible for all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expenses, distribution fees or expenses, brokerage expenses, taxes, and extraordinary expenses not incurred in the ordinary course of the Fund's business. For the Investment Adviser's services to the Fund, the Fund has agreed to pay an annual management fee equal to a percentage of its average daily net assets set forth in the chart below.

-------------------------------------------------------------------------- -------------------------------------------
                                  FUND                                                        FEE

-------------------------------------------------------------------------- -------------------------------------------
Claymore/Raymond James SB-1 Equity ETF                                     0.75% of average daily net assets
-------------------------------------------------------------------------- -------------------------------------------

         Under the Investment Advisory Agreement, the Investment Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Investment Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Investment Advisory Agreement continues until May 27, 2010, and thereafter only if approved annually by the Board, including a majority of the Independent Trustees. The Agreement terminates automatically upon assignment and is terminable at any time without penalty as to the Fund by the Board, including a majority of the Independent Trustees, or by vote of the holders of a majority of the Fund's outstanding voting securities on 60 days written notice to the Investment Adviser, or by the Investment Adviser on 60 days written notice to the Fund.

         Claymore Advisors is located at 2455 Corporate West Drive, Lisle, Illinois 60532.

         Administrator. Claymore Advisors also serves as the Trust's administrator. Pursuant to an administration agreement, Claymore Advisors provides certain administrative, bookkeeping and accounting services to the Trust. For the services, the Trust pays Claymore Advisors a fee, accrued daily and paid monthly by the Investment Adviser from the management fee.

         Custodian and Transfer Agent. The Bank of New York Mellon ("BNY"), located at 101 Barclay Street, New York, New York 10286, also serves as custodian for the Fund pursuant to a Custodian Agreement. As custodian, BNY holds the Fund's assets, calculates the net asset value of Shares and calculates net income and realized capital gains or losses. BNY also serves as transfer agent of the Fund pursuant to a Transfer Agency Agreement. As compensation for the foregoing services, BNY receives certain out-of-pocket costs, transaction fees and asset based fees which are accrued daily and paid monthly by the Investment Adviser from the management fee.

         Distributor. Claymore Securities, Inc. ("Claymore") is the distributor of the Fund's Shares (in such capacity, the "Distributor"). Its principal address is 2455 Corporate West Drive, Lisle, Illinois 60532. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes Fund Shares. Shares are continuously offered for sale by the Fund through the Distributor only in Creation Unit Aggregations, as described in the Prospectus and below under the heading "Creation and Redemption of Creation Units."

         12b-1 Plan. The Trust has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") pursuant to which the Fund may reimburse the Distributor up to a maximum annual rate of the percentage of its average daily net assets as set forth in the chart below.

-------------------------------------------------------------------------- -------------------------------------------
                                  FUND                                                        FEE

-------------------------------------------------------------------------- -------------------------------------------
Claymore/Raymond James SB-1 Equity ETF                                     0.25% of average daily net assets
-------------------------------------------------------------------------- -------------------------------------------

         Under the Plan and as required by Rule 12b-1, the Trustees will receive and review after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made.

         The Plan was adopted in order to permit the implementation of the Fund's method of distribution. However, no such fee is currently charged to the Fund, and there are no plans in place to impose such a fee.

         Aggregations. Fund Shares in less than Creation Unit Aggregations are not distributed by the Distributor. The Distributor will deliver the Prospectus and, upon request, this SAI to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 (the "Exchange Act") and a member of the Financial Industry Regulatory Authority ("FINRA").

         The Distribution Agreement for the Fund provides that it may be terminated as to the Fund at any time, without the payment of any penalty, on at least 60 days written notice by the Trust to the Distributor (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

         The Distributor may also enter into agreements with securities dealers ("Soliciting Dealers") who will solicit purchases of Creation Unit Aggregations of Fund Shares. Such Soliciting Dealers may also be Participating Parties (as defined in "Procedures for Creation of Creation Unit Aggregations" below) and DTC Participants (as defined in "DTC Acts as Securities Depository" below).

         Index Provider. Set forth below is a list of the Fund and the Underlying Index upon which it is based. The Raymond James SB-1 Equity Index is compiled by Raymond James Research Services, LLC ("Raymond James" or the "Index Provider").

------------------------------------------------------------ ---------------------------------------------------------
FUND                                                         UNDERLYING INDEX

------------------------------------------------------------ ---------------------------------------------------------
Claymore/Raymond James SB-1 Equity ETF                       Raymond James SB-1 Equity Index
------------------------------------------------------------ ---------------------------------------------------------

         Raymond James is not affiliated with the Fund or with the Investment Adviser. The Fund is entitled to use its respective Underlying Index pursuant to a sub-licensing arrangement with the Investment Adviser, which in turn has a licensing agreement with the applicable Index Provider. The Fund reimburses the Investment Adviser for the licensing fee payable to the applicable Index Provider.

         The only relationships that Raymond James has with the Investment Adviser or Distributor of the Fund in connection with the Fund is that Raymond James has licensed certain of its intellectual property, including the determination of the component stocks of the Underlying Index and the name of the Underlying Index. The Underlying Index is selected and calculated without regard to the Investment Adviser, Distributor or owners of the Fund. Raymond James has no obligation to take the specific needs of the Investment Adviser, Distributor or owners of the Fund into consideration in the determination and calculation of the Underlying Indices. Raymond James is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the Shares of the Fund or in the determination or calculation of the net asset value of the Fund. Raymond James has no obligation or liability in connection with the administration, marketing or trading of the Fund.

         RAYMOND JAMES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS RELATED TO THE FUND OR UNDERLYING INDICES. RAYMOND JAMES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE INVESTMENT ADVISER, DISTRIBUTOR OR OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF THE UNDERLYING INDICES OR ANY DATA INCLUDED THEREIN. RAYMOND JAMES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, WITH RESPECT TO THE FUND OR TO UNDERLYING INDICES OR TO ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL RAYMOND JAMES HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) IN CONNECTION WITH THE FUND, THE UNDERLYING INDICES, EVEN IF RAYMOND JAMES IS NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                             BROKERAGE TRANSACTIONS

         The policy of the Trust regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust's policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers. The sale of Fund Shares by a broker-dealer is not a factor in the selection of broker-dealers.

         In seeking to implement the Trust's policies, the Investment Adviser effects transactions with those brokers and dealers that the Investment Adviser believes provide the most favorable prices and are capable of providing efficient executions. The Investment Adviser and its affiliates do not currently participate in soft dollar transactions.

         The Investment Adviser assumes general supervision over placing orders on behalf of the Fund for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities by the Fund and one or more other investment companies or clients supervised by the Investment Adviser are considered at or about the same time, transactions in such securities are allocated among the Fund, the several investment companies and clients in a manner deemed equitable to all by the Investment Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Fund are concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund. The primary consideration is prompt execution of orders at the most favorable net price.

                   ADDITIONAL INFORMATION CONCERNING THE TRUST

         The Trust is an open-end management investment company registered under the 1940 Act. The Trust was organized as a Delaware statutory trust on May 24, 2006.

         The Trust is authorized to issue an unlimited number of shares in one or more series or "funds." The Trust currently is comprised of twenty funds. The Board of Trustees of the Trust has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges without shareholder approval.

         Each Share issued by the Fund has a pro rata interest in the assets of the Fund. Fund Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the Fund, and in the net distributable assets of the Fund on liquidation.

         Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds, including the Fund, of the Trust vote together as a single class except as otherwise required by the 1940 Act, or if the matter being voted on affects only a particular fund, and, if a matter affects a particular fund differently from other funds, the shares of that fund will vote separately on such matter.

         The Declaration of Trust may, except in limited circumstances, be amended or supplemented by the Trustees without shareholder vote. The holders of Fund shares are required to disclose information on direct or indirect ownership of Fund shares as may be required to comply with various laws applicable to the Fund, and ownership of Fund shares may be disclosed by the Fund if so required by law or regulation.

         The Trust is not required and does not intend to hold annual meetings of shareholders. Shareholders owning more than 51% of the outstanding shares of the Trust have the right to call a special meeting to remove one or more Trustees or for any other purpose.

         The Trust does not have information concerning the beneficial ownership of Shares held by DTC Participants (as defined below).

         Shareholders may make inquiries by writing to the Trust, c/o the Distributor, 2455 Corporate West Drive, Lisle, Illinois 60532.

         Control Persons. No single person beneficially owns 25% or more of the Fund's voting securities.

         Book Entry Only System. The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Book Entry."

         DTC Acts as Securities Depository for Fund Shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

         DTC, a limited-purpose trust company, was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange ("NYSE"), the American Stock Exchange and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants").

         Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of Shares.

         Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

         Fund distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Fund Shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in Shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

         The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

         DTC may decide to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

         Proxy Voting. The Board of Trustees of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Investment Adviser. The Investment Adviser engages a third-party proxy service, such as Institutional Shareholder Services or a similar service, to vote all proxies on behalf of the Fund. The Investment Adviser periodically renews the proxy voting results to ensure that proxies are voted in accordance with the service's guidelines and that proxies are voted in a timely fashion. To avoid any conflicts of interest, the Investment Adviser does not have authority to override the recommendations of the third party service provider, except upon the written authorization of the client directing the Investment Adviser to vote in a specific manner. All overrides shall be approved by the Chief Compliance Officer.

         To the extent that the third party service provider seeks the Investment Adviser's direction on how to vote on any particular matter, the Chief Compliance Officer and Chief Financial Officer shall determine whether any potential conflict of interest is present. If a potential conflict of interest is present, the Investment Adviser shall seek instructions from clients on how to vote that particular item.

         The Trust is required to disclose annually the Fund's complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for the Fund also will be available at no charge upon request by calling 1-800-345-7999 or by writing to Claymore Exchange-Traded Fund Trust at 2455 Corporate West Drive, Lisle, IL 60532. The Fund's Form N-PX will also be available on the SEC's website at www.sec.gov.

         Quarterly Portfolio Schedule. The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of the Fund's portfolio holdings with the SEC on Form N-Q. The Trust will also disclose a complete schedule of the Fund's portfolio holdings with the SEC on Form N-CSR after its second and fourth quarters. Form N-Q and Form N-CSR for the Fund will be available on the SEC's website at http://www.sec.gov. The Fund's Form N-Q and Form N-CSR may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090. The Fund's Form N-Q and Form N-CSR will be available without charge, upon request, by calling 1-800-345-7999 or by writing to Claymore Exchange-Traded Fund Trust at 2455 Corporate West Drive, Lisle, IL 60532.

         Portfolio Holdings Policy. The Trust has adopted a policy regarding the disclosure of information about the Trust's portfolio holdings. The Fund and its service providers may not receive compensation or any other consideration (which includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Investment Adviser or any affiliated person of the Investment Adviser) in connection with the disclosure of portfolio holdings information of the Fund. The Trust's Policy is implemented and overseen by the Chief Compliance Officer of the Fund, subject to the oversight of the Board of Trustees. Periodic reports regarding these procedures will be provided to the Board of Trustees of the Trust. The Board of Trustees of the Trust must approve all material amendments to this policy. The Fund's complete portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the NYSE Arca via the National Securities Clearing Corporation (NSCC). The basket represents one Creation Unit of the Fund. The Trust, the Investment Adviser and Claymore will not disseminate non-public information concerning the Trust.


         Codes of Ethics. Pursuant to Rule 17j-1 under the 1940 Act, the Board of Trustees has adopted a Code of Ethics for the Trust and approved Codes of Ethics adopted by the Investment Adviser and the Distributor (collectively the "Codes"). The Codes are intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person's employment activities and that actual and potential conflicts of interest are avoided.

         The Codes apply to the personal investing activities of Trustees and officers of the Trust, the Investment Adviser and the Distributor ("Access Persons"). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under the Codes, Access Persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. The Codes permit personnel subject to the Codes to invest in securities subject to certain limitations, including securities that may be purchased or held by the Fund. In addition, Access Persons are required to obtain approval before investing in initial public offerings or private placements. The Codes are on file with the SEC, and are available to the public.

              CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS

         Creation. The Trust issues and sells Shares of the Fund only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at its NAV next determined after receipt, on any Business Day (as defined below), of an order in proper form.

         A "Business Day" is any day on which the NYSE is open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         Deposit of Securities and Deposit or Delivery of Cash. The consideration for purchase of Creation Unit Aggregations of the Fund generally consists of the in-kind deposit of a designated portfolio of equity securities -- the "Deposit Securities" -- per each Creation Unit Aggregation constituting a substantial replication of the stocks included in the Underlying Index ("Fund Securities") and an amount of cash -- the "Cash Component" -- computed as described below. Together, the Deposit Securities and the Cash Component constitute the "Fund Deposit," which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of the Fund.

         The Cash Component is sometimes also referred to as the Balancing Amount. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit Aggregation and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the NAV of the Fund Shares (per Creation Unit Aggregation) and the "Deposit Amount" -- an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per

Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component.


         The Custodian, through the National Securities Clearing Corporation ("NSCC") (discussed below), makes available on each Business Day, prior to the opening of business on the NYSE Arca (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund.


         Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Unit Aggregations of the Fund until such time as the next-announced composition of the Deposit Securities is made available.

         The identity and number of shares of the Deposit Securities required for a Fund Deposit for the Fund changes as rebalancing adjustments and corporate action events are reflected within the Fund from time to time by the Investment Adviser with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the Component Stocks of the Underlying Index. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash -- i.e., a "cash in lieu" amount -- to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below), or which might not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting or other relevant reason. Brokerage commissions incurred in connection with the acquisition of Deposit Securities not eligible for transfer through the systems of DTC and hence not eligible for transfer through the Clearing Process (discussed below) will be at the expense of the Fund and will affect the value of all Shares; but the Investment Adviser, subject to the approval of the Board of Trustees, may adjust the transaction fee within the parameters described above to protect ongoing shareholders. The adjustments described above will reflect changes known to the Investment Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the Underlying Index or resulting from certain corporate actions.

         In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Custodian, through the NSCC, also makes available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit Aggregation of the Fund.

         Procedures for Creation of Creation Unit Aggregations. To be eligible to place orders with the Distributor and to create a Creation Unit Aggregation of the Fund, an entity must be (i) a "Participating Party," i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the "Clearing Process"), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see the Book Entry Only System section), and, in each case, must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Unit Aggregations ("Participant Agreement") (discussed below). A Participating Party and DTC Participant are collectively referred to as an "Authorized Participant." Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement. All Fund Shares, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.


         All orders to create Creation Unit Aggregations, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), must be received by the Distributor no later than the closing time of the regular trading session on the NYSE Arca ("Closing

Time") (ordinarily 4:00 p.m., Eastern time) in each case on the date such order is placed in order for creation of Creation Unit Aggregations to be effected based on the NAV of Shares of the Fund as next determined on such date after receipt of the order in proper form. In the case of custom orders, the order must be received by the Distributor no later than 3:00 p.m. Eastern time on the trade date. A custom order may be placed by an Authorized Participant in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or other relevant reason. The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the "Transmittal Date." Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see the "Placement of Creation Orders Using Clearing Process" and the "Placement of Creation Orders Outside Clearing Process" sections). Severe economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.


         All orders from investors who are not Authorized Participants to create Creation Unit Aggregations shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Unit Aggregations of the Fund have to be placed by the investor's broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Unit Aggregations through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date. Orders for Creation Unit Aggregations that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

         Placement of Creation Orders Using Clearing Process. The Clearing Process is the process of creating or redeeming Creation Unit Aggregations through the Continuous Net Settlement System of the NSCC. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through the Custodian to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party's creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Unit Aggregations through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

         Placement of Creation Orders Outside Clearing Process. Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement pre-approved by the Investment Adviser and the Distributor. A DTC Participant who wishes to place an order creating Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Unit Aggregations will instead be effected through a transfer of securities and cash directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund by no later than 11:00 a.m., Eastern time, of the next Business Day immediately following the Transmittal Date.

         All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 2:00 p.m., Eastern time, on the next Business Day immediately following such Transmittal Date. An order to create Creation Unit Aggregations outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Custodian does not receive both the required Deposit Securities and the Cash Component by 11:00 a.m. and 2:00 p.m., respectively, on the next Business Day immediately following the Transmittal Date, such order will be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current Deposit Securities and Cash Component. The delivery of Creation Unit Aggregations so created will occur no later than the third
(3rd) Business Day following the day on which the purchase order is deemed received by the Distributor.

         Additional transaction fees may be imposed with respect to transactions effected outside the Clearing Process (through a DTC participant) and in the limited circumstances in which any cash can be used in lieu of Deposit Securities to create Creation Units. (See Creation Transaction Fee section below).

         Creation Unit Aggregations may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the Fund Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) 115% of the market value of the undelivered Deposit Securities (the "Additional Cash Deposit"). The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to 4:00 p.m., Eastern time, on such date, and federal funds in the appropriate amount are deposited with the Custodian by 11:00 a.m., Eastern time, the following Business Day. If the order is not placed in proper form by 4:00 p.m. or federal funds in the appropriate amount are not received by 11:00 a.m. the next Business Day, then the order may be deemed to be canceled and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 115% of the daily marked to market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by 1:00 p.m., Eastern time, on the third Business Day following the day on which the purchase order is deemed received by the Distributor or in the event a marked-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Securities. Authorized Participants will be liable to the Trust and the Fund for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit

Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as listed below, will be charged in all cases. The delivery of Creation Unit Aggregations so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

         Acceptance of Orders for Creation Unit Aggregations. The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of the Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Fund Shares ordered, would own 80% or more of the currently outstanding shares of any Fund; (iii) the Deposit Securities delivered are not as disseminated for that date by the Custodian, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Investment Adviser, have an adverse effect on the Trust or the rights of beneficial owners; or (vii) in the event that circumstances outside the control of the Trust, the Custodian, the Distributor and the Investment Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Investment Adviser, the Distributor, DTC, NSCC, the Custodian or sub-custodian or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of such prospective creator of its rejection of the order of such person. The Trust, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.

         All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust's determination shall be final and binding.

         Creation Transaction Fee. Investors will be required to pay a fixed creation transaction fee, described below, payable to Claymore regardless of the number of creations made each day. An additional charge of up to four times the fixed transaction fee (expressed as a percentage of the value of the Deposit Securities) may be imposed for (i) creations effected outside the Clearing Process; and (ii) cash creations (to offset the Trust's brokerage and other transaction costs associated with using cash to purchase the requisite Deposit Securities). Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.


         The Standard Creation/Redemption Transaction Fee for the Fund will be $1,000. The Maximum Creation/Redemption Transaction Fee for the Fund will be $4,000.


         Redemption of Fund Shares in Creation Units Aggregations. Fund Shares may be redeemed only in Creation Unit Aggregations at its NAV next determined after receipt of a redemption request in proper form by the Fund through the Transfer Agent and only on a Business Day. The Fund will not redeem Shares in amounts less than Creation Unit Aggregations. Beneficial owners must accumulate enough Shares in the secondary market to constitute a Creation Unit Aggregation in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit Aggregation. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Fund Shares to constitute a redeemable Creation Unit Aggregation.

         With respect to the Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the NYSE Arca (currently 9:30 a.m., Eastern time) on each Business Day, the identity of the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Unit Aggregations.

         Unless cash redemptions are available or specified for the Fund, the redemption proceeds for a Creation Unit Aggregation generally consist of Fund Securities -- as announced on the Business Day of the request for redemption received in proper form -- plus or minus cash in an amount equal to the difference between the NAV of the Fund Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less a redemption transaction fee as listed below. In the event that the Fund Securities have a value greater than the NAV of the Fund Shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder.

         The right of redemption may be suspended or the date of payment postponed (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of the Fund's NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.

         Redemption Transaction Fee. A redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the Fund. An additional variable charge for cash redemptions (when cash redemptions are available or specified) for the Fund may be imposed. Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit Aggregation may be charged an additional fee of up to four times the fixed transaction fee for such services. The redemption transaction fees for the Fund are the same as the creation fees set forth above.

         Placement of Redemption Orders Using Clearing Process. Orders to redeem Creation Unit Aggregations through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Unit Aggregations using the Clearing Process is deemed received by the Trust on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern time, on such Transmittal Date, and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of the relevant Fund as next determined. An order to redeem Creation Unit Aggregations using the Clearing Process made in proper form but received by the Trust after 4:00 p.m., Eastern time, will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such next Business Day. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the third NSCC Business Day following the date on which such request for redemption is deemed received.

         Placement of Redemption Orders Outside Clearing Process. Orders to redeem Creation Unit Aggregations outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Unit Aggregations will instead be effected through transfer of Fund Shares directly through DTC. An order to redeem Creation Unit Aggregations outside the Clearing Process is deemed received by the Trust on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern time on such Transmittal Date;
(ii) such order is accompanied or followed by the requisite number of Shares of the Fund, which delivery must be made through DTC to the Custodian no later than 11:00 a.m., Eastern time (for the Fund Shares), on the next Business Day immediately following such Transmittal Date (the "DTC Cut-Off-Time") and 2:00 p.m., Eastern Time for any Cash Component, if any owed to the Fund; and (iii) all other procedures set forth in the Participant Agreement are properly followed. After the Trust has deemed an order for redemption outside the Clearing Process received, the Trust will initiate procedures to transfer the requisite Fund Securities which are expected to be delivered within three Business Days and the Cash Redemption Amount, if any owed to the redeeming Beneficial Owner to the Authorized Participant on behalf of the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Trust.

         The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered/received upon redemption will be made by the Custodian according to the procedures set forth under Determination of NAV computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of Shares of the Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be determined by the Custodian on such Transmittal Date. If, however, either (i) the requisite number of Shares of the relevant Fund are not delivered by the DTC Cut-Off-Time, as described above, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be computed on the Business Day following the Transmittal Date provided that the Fund Shares of the relevant Fund are delivered through DTC to the Custodian by 11:00 a.m. the following Business Day pursuant to a properly submitted redemption order.

         If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such Fund Shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Fund Shares based on the NAV of Shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Fund's brokerage and other transaction costs associated with the disposition of Fund Securities). The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities, or cash in lieu of some securities added to the Cash Component, but in no event will the total value of the securities delivered and the cash transmitted differ from the NAV. Redemptions of Fund Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the Fund Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions.

         The chart below describes in further detail the placement of redemption orders outside the clearing process.

                                TRANSMITTAL DATE    NEXT BUSINESS DAY        SECOND BUSINESS    THIRD BUSINESS DAY
                                      (T)                 (T+1)                 DAY (T+2)              (T+3)
----------------------------------------------------------------------------------------------------------------------

CREATION THROUGH NSCC

----------------------------------------------------------------------------------------------------------------------
STANDARD ORDERS              4:00 p.m. (ET)         No action.              No action.          Creation Unit
                                                                                                Aggregations  will be
                             Order must be                                                      delivered.
                             received by the
                             Distributor.

----------------------------------------------------------------------------------------------------------------------
CUSTOM ORDERS                3:00 p.m. (ET)         No action.              No action.          Creation Unit
                                                                                                Aggregations will be
                             Order must be                                                      delivered.
                             received by the
                             Distributor.

                             Orders received after
                             3:00 p.m. (ET) will
                             be treated  as
                             standard orders.
----------------------------------------------------------------------------------------------------------------------
CREATION OUTSIDE NSCC

----------------------------------------------------------------------------------------------------------------------
STANDARD ORDERS              4:00 p.m. (ET)         11:00 a.m. (ET)         No action.          Creation Unit
                                                                                                Aggregations  will be
                             Order in proper form   Deposit Securities                          delivered.
                             must be received by    must be received by
                             the Distributor.       the Fund's account
                                                    through DTC.

                                                    2:00 p.m. (ET)

                                                    Cash Component must be
                                                    received by the
                                                    Custodian.

----------------------------------------------------------------------------------------------------------------------
STANDARD  ORDERS  CREATED IN 4:00 p.m. (ET)         11:00 a.m. (ET)         No action.          1:00 p.m. (ET)
ADVANCE  OF  RECEIPT  BY THE
TRUST  OF ALL  OR A  PORTION Order in proper form   Available       Deposit                     Missing Deposit
OF THE DEPOSIT SECURITIES    must be received       by Securities.                              Securities are due
                             the Distributor.                                                   to the  Trust or the
                                                    Cash in an amount                           Trust may use cash
                                                    equal to the sum of                         on deposit to
                                                    (i) the Cash                                purchase missing
                                                    Component, plus (ii)                        Deposit Securities.
                                                    115% of the market
                                                    value of the                                Creation Unit
                                                    undelivered Deposit                         Aggregations will be
                                                    Securities.                                 delivered.
----------------------------------------------------------------------------------------------------------------------
CUSTOM ORDERS                3:00 p.m. (ET)         11:00 a.m. (ET)         No action.          Creation Unit
                                                                                                Aggregations will be
                             Order in proper form   Deposit Securities                          delivered.
                             must be received by    must be received by
                             the Distributor.       the Fund's account
                                                    through DTC.

                             Orders received after
                             3:00 p.m. (ET) will    2:00 p.m. (ET)
                             be treated as
                             standard orders.       Cash Component must be
                                                    received by the Orders
                                                    Custodian.

                                       29

                                TRANSMITTAL DATE    NEXT BUSINESS DAY       SECOND BUSINESS    THIRD BUSINESS DAY
                                      (T)                (T+1)                  DAY (T+2)              (T+3)
----------------------------------------------------------------------------------------------------------------------
REDEMPTION THROUGH NSCC

----------------------------------------------------------------------------------------------------------------------
STANDARD ORDERS              4:00 p.m. (ET)         No action.              No action.          Fund Securities and
                                                                                                Cash Redemption
                             Order must be                                                      Amount will be
                             received by the                                                    transferred.
                             Transfer Agent.

                             Orders received after
                             4:00 p.m. (ET) will be
                             deemed received on the
                             next business day (T+1).

----------------------------------------------------------------------------------------------------------------------
CUSTOM ORDERS                3:00 p.m. (ET)         No action.              No action.          Fund Securities and
                                                                                                Cash Redemption
                             Order must be                                                      Amount will be
                             received by the                                                    transferred.
                             Transfer Agent.

                             Orders received after
                             3:00 p.m. (ET) will
                             be treated as
                             standard orders.
----------------------------------------------------------------------------------------------------------------------
REDEMPTION OUTSIDE OF NSCC

----------------------------------------------------------------------------------------------------------------------
STANDARD ORDERS              4:00 p.m. (ET)         11:00 a.m. (ET)         No action.          Fund Securities and
                                                                                                Cash Redemption
                             Order must be          Fund Shares must be                         Amount is delivered
                             received by            the delivered through DTC                   to the redeeming
                             Transfer Agent.        to the Custodian.                           beneficial owner.

                             Orders  received after 2:00 p.m. (ET)
                             4:00 p.m. (ET) will
                             be deemed received on Cash Component, if the next business day any, is due.
                             (T+1).
                                                    *If the order is not in
                                                    proper form or the Fund
                                                    Shares are not delivered,
                                                    then the order will not be
                                                    deemed received as of T.

----------------------------------------------------------------------------------------------------------------------
CUSTOM ORDERS                3:00 p.m. (ET)         11:00 a.m. (ET)         No action.          Fund Securities and
                                                                                                Cash Redemption
                             Order must be          Fund Shares must be                         Amount is delivered
                             received by the        delivered through DTC                       to the redeeming
                             Transfer Agent.        to the Custodian.                           beneficial owner.

                             Orders received after  2:00 p.m. (ET)
                             3:00 p.m. (ET) will
                             be treated as          Cash Component, if
                             standard orders.       any, is due.

                                                    *If the order is not in
                                                    proper form or the Fund
                                                    Shares are not delivered,
                                                    then the order will not be
                                                    deemed received as of T.

----------------------------------------------------------------------------------------------------------------------


                                      TAXES


         The Fund intends to qualify for and to elect to be treated as a separate regulated investment company (a "RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders. To qualify for treatment as a RIC, a company must annually distribute at least 90% of its net investment company taxable income (which includes dividends, interest and net Short-term capital gains) and meet several other requirements relating to the nature of its income and the diversification of its assets. If the Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits.


         The Fund is treated as a separate corporation for federal income tax purposes. The Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein and in the Prospectus. Losses in one fund do not offset gains in another fund and the requirements (other than certain organizational requirements) to qualify for RIC status are determined at the Fund level rather than at the Trust level.

         The Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98% of its net capital gains for twelve months ended October 31 of such year. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.


         As a result of tax requirements, the Trust on behalf of the Fund has the right to reject an order to purchase Shares if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the Fund and if, pursuant to section 351 of the Code, the Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.


         The Fund may make investments that are subject to special federal income tax rules, such as investments in repurchase agreements, money market instruments, convertible securities, structured notes, and non-U.S. corporations classified as "passive foreign investment companies." Those special tax rules can, among other things, affect the timing of income or gain, the treatment of income as capital or ordinary and the treatment of capital gain or loss as long-term or short-term. The application of these special rules would therefore also affect the character of distributions made by the Fund. The Fund may need to borrow money or dispose of some of its investments earlier than anticipated in order to meet its distribution requirements.

         Distributions from the Fund's net investment income, including net short-term capital gains, if any, and distributions of income from securities lending, are taxable as ordinary income. Distributions reinvested in additional Shares of the Fund through the means of a dividend reinvestment service will be taxable dividends to Shareholders acquiring such additional Shares to the same extent as if such dividends had been received in cash. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long shareholders have held the Shares.


         Dividends declared by the Fund in October, November or December and paid to shareholders of record of such months during the following January may be treated as having been received by such shareholders in the year the distributions were declared.

         Long-term capital gains tax of non-corporate taxpayers are generally taxed at a maximum rate of 15% for taxable years beginning before January 1, 2011. Thereafter, without further congressional action, that rate will return to 20%.In addition, some ordinary dividends declared and paid by the Fund to non-corporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long-term capital gains, provided that holding period and other requirements are met by the Fund and the shareholder. The Fund will report to shareholders annually the amounts of dividends received from ordinary income, the amount of distributions received from capital gains and the portion of dividends which may qualify for the dividends received deduction. In addition, the Fund will report the amount of dividends to non-corporate shareholders eligible for taxation at the lower reduced tax rates applicable to long-term capital gains.


         If, for any calendar year, the total distributions made exceed the Fund's current and accumulated earnings and profits, the excess will, for federal income tax purposes, be treated as a tax free return of capital to each shareholder up to the amount of the shareholder's basis in his or her shares, and thereafter as gain from the sale of shares. The amount treated as a tax free return of capital will reduce the shareholder's adjusted basis in his or her shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale of his or her shares.

         The sale, exchange or redemption of Shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if the Shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of Shares will be treated as short-term capital gain or loss. A loss realized on a sale or exchange of Shares of the Fund may be disallowed if other substantially identical Shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date that the Shares are disposed of. In such a case, the basis of the Shares acquired must be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Shares held for six (6) months or less is treated as long-term capital loss to the extent of any capital gain dividends received by the shareholders. Distribution of ordinary income and capital gains may also be subject to state and local taxes.


         Distributions of ordinary income paid to shareholders who are nonresident aliens or foreign entities that are not effectively connected to the conduct of a trade or business within the United States will generally be subject to a 30% United States withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. However, shareholders who are nonresident aliens or foreign entities will generally not be subject to United States withholding or income tax on gains realized on the sale of Shares or on dividends from capital gains unless (i) such gain or capital gain dividend is effectively connected with the conduct of a trade or business within the United States or (ii) in the case of an non-corporate shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met. Gains on the sale of Share and dividends that are effectively connected with the conduct of a trade or business within the United States will generally be subject to United States federal net income taxation at regular income tax rates. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax.


         Some shareholders may be subject to a withholding tax on distributions of ordinary income, capital gains and any cash received on redemption of Creation Units ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

         Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.


         The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisors as to the tax consequences of investing in such Shares, including under federal, state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.


             FEDERAL TAX TREATMENT OF FUTURES AND OPTIONS CONTRACTS

         The Fund is required for federal income tax purposes to mark to market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indices required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. The Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund.

         In order for the Fund to continue to qualify for federal income tax treatment as a RIC, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans or securities, gains from the sale of securities or of foreign currencies or other income derived with respect to the Fund's business of investing in securities (including net income derived from an interest in certain "qualified publicly traded partnerships"). It is anticipated that any net gain realized from the closing out of futures or options contracts will be considered gain from the sale of securities or derived with respect to the Fund's business of investing in securities and therefore will be qualifying income for purposes of the 90% gross income requirement.

         The Fund distributes to shareholders at least annually any net capital gains which have been recognized for federal income tax purposes, including unrealized gains at the end of the Fund's fiscal year on futures or options transactions. Such distributions are combined with distributions of capital gains realized on the Fund's other investments and shareholders are advised on the nature of the distributions.

                              DETERMINATION OF NAV

         The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Net Asset Value."

         The NAV per Share of the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares of the Fund outstanding, rounded to the nearest cent. Expenses and fees, including without limitation, the management and administration fees, are accrued daily and taken into account for purposes of determining NAV. The NAV per Share is calculated by the Custodian and determined as of the close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern time) on each day that such exchange is open.

         In computing the Fund's NAV, the Fund's securities holdings traded on a national securities exchange are valued based on their last sale price. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities regularly traded in an over-the-counter market are valued at the latest quoted sale price in such market or in the case of the NASDAQ, at the NASDAQ official closing price. Other portfolio securities and assets for which market quotations are not readily available are valued based on fair value as determined in good faith in accordance with procedures adopted by the Board.

                           DIVIDENDS AND DISTRIBUTIONS

         The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Dividends, Distributions and Taxes."

         General Policies. Dividends from net investment income, if any, are declared and paid annually. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

         Dividends and other distributions on Fund Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Fund.

         Dividend Reinvestment Service. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund for reinvestment of their dividend distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

                            MISCELLANEOUS INFORMATION

         Counsel. Clifford Chance US LLP, 31 West 52nd Street, New York, NY 10019, is counsel to the Trust.


         Independent Registered Public Accounting Firm. Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois 60606, serves as the Fund's independent registered public accounting firm. They audit the Fund's financial statements and perform other related audit services.


                              FINANCIAL STATEMENTS

         You may request a copy of the Trust's Annual Report at no charge by calling 1-888-949-3837 during normal business hours.


         On September 3, 2008, the Fund acquired the assets and adopted the financial and performance history of the Claymore/Raymond James SB-1 Equity Fund (the "Predecessor Fund"). The audited financial statements and notes thereto for the Fund, contained in the Annual Report to Shareholders of the Predecessor Fund for the period ended August 31, 2007, are incorporated by reference into this Statement of Additional Information and have been audited by Ernst & Young LLP, independent registered public accounting firm, whose report also appears in the Annual Report and is also incorporated by reference herein. No other parts of the Annual Report are incorporated by reference herein. The unaudited financial statements and notes thereto for the Fund, contained in the Semi-Annual Report to Shareholders of the Predecessor Fund for the six months ended February 29, 2008, are incorporated by reference into the Statement of Additional Information. Each of the Annual Report and the Semi-Annual Report is attached to this Statement of Additional Information.

              Annual                   Claymore/Raymond James |
              Report                                          | RYJ
                                             SB-1 Equity Fund |
     August 31, 2007

                                    [GRAPHIC]

                            RAYMOND JAMES(R)                          [LOGO]
                                                                   CLAYMORE(R)
                                www.claymore.com

                    ... your road to the LATEST,

           most up-to-date INFORMATION about the

         Claymore/Raymond James SB-1 Equity Fund

                                    [GRAPHIC]

The shareholder report you are reading right now is just the beginning of the story. Online at www.claymore.com/ryj, you will find:

o     Daily, weekly and monthly data on share prices, distributions and more

o     Portfolio overviews and performance analyses

o     Announcements, press releases, special notices and tax characteristics

Raymond James and Claymore are continually updating and expanding shareholder information services on the Fund's website, in an ongoing effort to provide you with the most current information about how your Fund's assets are managed, and the results of our efforts. It is just one more way we are working to keep you better informed about your investment in the Fund.

2 | Annual Report | August 31, 2007

RYJ | Claymore/Raymond James SB-1 Equity Fund

Dear Shareholder |

We are pleased to submit the annual shareholder report for the Claymore/Raymond James SB-1 Equity Fund (the "Fund"). This report covers performance for the Fund's fiscal year ended August 31, 2007. As you may know, the Fund's investment objective is to provide capital appreciation to shareholders. Claymore Advisors, LLC is the Investment Adviser to the Fund; the Fund's Sub-Adviser is Raymond James & Associates, Inc. ("Raymond James"). The Fund seeks to achieve that objective by investing substantially all of its net assets in the equity securities that are rated, at the time of purchase, a Strong Buy 1 ("SB-1") by analysts employed by Raymond James.

Raymond James & Associates, Inc. is a wholly-owned subsidiary of Raymond James Financial, Inc., a Florida-based holding company whose subsidiaries are engaged in various financial services businesses including brokerage, trading, investment banking, asset management and financial planning services. The firm's research department supports the company's institutional and retail sales efforts and publishes research on approximately 600 companies.

This Fund provides investors with direct access to Raymond James's professional equity research through a retail product. While there are no guarantees of success, we have confidence in the stock research methodologies employed by Raymond James analysts and are optimistic about the Fund's long-term prospects.

All Fund returns cited - whether based on net asset value ("NAV") or market price - assume the reinvestment of all distributions. For the 12-month period ended August 31, 2007, the Fund provided a total return based on market value of 10.77%. This represents a closing market price of $19.27 on August 31, 2007, versus $17.50 on August 31, 2006. On an NAV basis, the Fund generated a total return of 13.78%. This represents a NAV of $21.67 on August 31, 2007, versus $19.15 on August 31, 2006. The Fund's market price at August 31, 2007, represented a discount to NAV of 11.1%; as of August 31, 2006, the discount was 8.6%.

We believe that the Fund's market price discount to NAV represents an opportunity as common shares of the Fund continue to be available in the market at prices below the value of the securities in the underlying portfolio. Additionally, when shares trade at a discount to NAV, the Dividend Reinvestment Plan ("DRIP") takes advantage of the discount by reinvesting distributions in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund's common shares is at a premium above NAV, the DRIP reinvests participants' dividends in newly-issued common shares at NAV, subject to an IRS limitation that the purchase price cannot be more than 5% below the market price per share. The DRIP provides a cost effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. Shareholders have the opportunity to reinvest their dividends from the Fund through the DRIP, which is described in detail on page 21 of this report.

                                             Annual Report | August 31, 2007 | 3

RYJ | Claymore/Raymond James SB-1 Equity Fund | Dear Shareholder continued

The Fund paid a year-end dividend of $0.11 per share on December 29, 2006. This cash distribution, which is taxable under the Internal Revenue Code, was categorized as a short-term capital gain arising from gains upon the sale of securities held for one year or less.

To learn more about the Fund's performance and investment strategy, we encourage you to read the Questions & Answers section of the report, which begins on page
5. You will find information about what impacted the performance of the Fund during the 2007 fiscal year and the Investment Adviser's and Sub-Adviser's views on the market environment.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund's website at www.claymore.com/ryj.

Sincerely,

/s/ Nicholas Dalmaso

Nicholas Dalmaso
Claymore/Raymond James SB-1 Equity Fund

4 | Annual Report | August 31, 2007

RYJ | Claymore/Raymond James SB-1 Equity Fund

Questions & Answers |

Chuck R. Craig, CFA, Portfolio Manager

Chuck Craig joined Claymore Securities, Inc., an affiliate of Claymore Advisors, LLC (either entity separately, or both entities together, "Claymore") in May 2003, and is a Managing Director, Portfolio Management and Supervision. Mr. Craig is also a Portfolio Manager for Claymore's line of exchange-traded funds. Additionally, he is involved in the screening, selection and development of the firm's unit investment trusts and new products. Prior to joining Claymore, Mr. Craig spent four years with First Trust Portfolios L.P. (formerly Nike Securities) as an equity research analyst and portfolio manager within the Equity Strategy Research Group. He has a total of 10 years of investment industry experience and is a CFA charterholder. He received an M.S. degree in Financial Markets at the Illinois Institute of Technology and a B.S. in Finance from Northern Illinois University. Mr. Craig served for eight years in the U.S. Air Force, including six years at the White House Communications Agency serving three U.S. Presidents and their staffs.

Claymore Advisors, LLC is the Investment Adviser of the Claymore/Raymond James SB-1 Equity Fund (the "Fund"). As Investment Adviser, Claymore manages the investment and reinvestment of the Fund's assets and day-to-day activities of the Fund as delegated by the Fund's Trustees. Below, Mr. Craig discusses the Fund's performance for the 12-month period ended August 31, 2007.

--------------------------------------------------------------------------------
Before we discuss performance, will you first remind us of the Fund's investment objective and how the Fund was designed to seek that objective?

Claymore/Raymond James SB-1 Equity Fund is the only retail product that provides investors with direct access to Raymond James's professional equity selection of SB-1 securities. The Fund's investment objective is to provide capital appreciation to investors. The Fund seeks to achieve that objective by investing substantially all of its net assets in the equity securities that are rated, at the time of purchase, a Strong Buy 1 ("SB-1") by analysts employed by Raymond James & Associates, Inc. ("Raymond James"), the Fund's Sub-Adviser. There are currently four ratings categories used by Raymond James (Strong Buy, Outperform, Market Perform or Underperform), with SB-1 being the highest rating. A security that is ranked a SB-1 is expected by the research analysts to achieve total return targets and to outperform the S&P 500 Index over the next six months. For higher-yielding equities, such as real estate investment trusts ("REITs") and certain master limited partnerships ("MLPs"), the analyst anticipates the stock to achieve total return targets over the next 12 months. Of course there is no guarantee that the stocks rated SB-1 will produce positive returns.

--------------------------------------------------------------------------------
Please tell us about the equity market environment during the fiscal year ended August 31, 2007.

Economic reports were mixed during the 12 months ended August 31, 2007, but have been generally supportive of continued moderate growth in the U.S. economy. The corporate sector remained in relatively strong financial condition, and most international economies continued to expand. A correction in the housing market, driven in part by issues in the sub-prime mortgage sector, created concern that this weakness may spill over to the broader economy. Recent employment reports indicate that the labor market may be weakening. To date, however, both consumer spending and corporate investment have remained fairly strong.

The fiscal year ended August 31, 2007 was generally positive for the U.S. equity market, and nearly all major indices produced gains. Most international equity markets outperformed the U.S. market as represented by the S&P 500. Emerging markets were particularly strong. After a long period of market leadership by small-cap stocks, large-cap stocks, which are generally considered less risky, provided stronger returns during the 12-month period ended August 31, 2007. The closed-end fund market enjoyed favorable demand for most of the fiscal reporting period. In June, however, the market began to weaken considerably. We believe the weakness is attributable to investor's concerns about the possible weakening of the U.S. economy as well as concerns about the impact of the sub-prime mortgage sector and other credit related fears.

--------------------------------------------------------------------------------
How did the Fund perform?

All Fund returns cited - whether based on net asset value ("NAV") or market price - assume the reinvestment of all distributions. The Fund provided a positive market price total return of 10.77% for the fiscal year ended August 31, 2007. The Fund also gained on a NAV basis, generating a total return of 13.78% for the fiscal year ended August 31, 2007. For NAV performance comparison purposes, the S&P 500 Index returned 15.13% for the same time period. The S&P 500 is generally considered representative of the U.S. large-cap stock market.

The Fund's positions in energy, information technology and industrials sectors were the most significant contributors to the Fund's absolute performance. The only sector that posted declines during the period was the Fund's financials sector. Compared to the S&P 500, the Fund's positions in information technology and consumer discretionary stocks trailed the index.

                                             Annual Report | August 31, 2007 | 5

RYJ | Claymore/Raymond James SB-1 Equity Fund | Questions & Answers continued

--------------------------------------------------------------------------------
Will you tell us more about Raymond James's research and ranking system?

Raymond James's research department supports the company's institutional and retail sales efforts and publishes research on more than 600 companies. The firm's Equity Research Team is comprised of more than 40 fundamental equity analysts. The analysts examine each company's balance sheets, operations, sales, earnings history, growth potential and management among other firm-specific data. The analysts cover eight primary market sectors including communications, consumer, energy, financial services, health care, industrial services, real estate and technology. The work of the fundamental analysts is complemented by technical and economic analysts, and is supported by nearly 60 research associates and other support staff.

The ratings assigned by Raymond James analysts represent such analysts' judgments given available facts and public information and are not intended as guarantees of investment performance of rated securities or of the Fund. The Raymond James Stock-Rating Guide serves as a guideline for the firm's equity research analysts and is in no way indicative of the future performance of any individual stock, industry sector or the Claymore/Raymond James SB-1 Equity Fund.

--------------------------------------------------------------------------------
How is the portfolio constructed and how is it maintained to represent the Sub-Adviser's Strong Buy 1 picks?

The Fund employs a modified equal-weighting methodology, meaning the Fund seeks to invest an equal percentage of the Fund's total assets in each SB-1 security, within the constraints of the underlying securities. Occasionally, some of the securities may exhibit relatively low liquidity. In those cases, the Fund may take an initial position that is less than an equal weight in order to mitigate the risk of adversely affecting the prices of the less liquid security. At rebalancing, the Fund seeks to bring portfolio securities to an equal weight.

While SB-1 ratings can potentially change every business day, we rebalance and reconstitute the portfolio approximately every two weeks or twice monthly. We do so in an effort to reduce turnover and transaction costs for the Fund. At the time of reconstitution and rebalancing, we sell securities that are no longer ranked SB-1, add securities not currently in the portfolio that have been upgraded to an SB-1 ranking and adjust the portfolio in accordance with our modified equal-weighting methodology.

--------------------------------------------------------------------------------
Will you tell us about the types of portfolio securities held in the Fund?

On August 31, 2007, the Fund's largest sector positions were in information technology (27% of long-term investments), consumer discretionary (16.4% of long-term investments) and energy (14.9% of long-term investments). The portfolio held common stocks (93.1% of net assets) and MLPs (6.8% of net assets).

Small-capitalization companies represented approximately 59% of total investments, while mid-cap companies represented 17% and large-cap companies represented 23% of total investments. Cash and other investments represented the remaining 1%. It is important to remember that the Fund is rebalanced twice each month and these sector allocations and security types can and do change.

--------------------------------------------------------------------------------
What are some factors that influenced performance during the period?

Although portfolio securities are selected based on Raymond James rankings and not by virtue of their market capitalization, industry or sector, some of these factors did influence the Fund's performance.

The Fund was helped by its overweight position in telecommunication services, which significantly outperformed the return of the S&P 500 telecommunication services sector. The Fund was also helped by its underweight position in health care which also outperformed the return of the S&P 500 health care sector. The Fund's financial sector declined during the period while the S&P 500 financial sector posted modest gains. The Fund's allocation to small-cap companies also detracted from performance as their returns were generally lower than the large-cap oriented S&P 500 during the period.

--------------------------------------------------------------------------------
Please tell us about the securities that helped and hurt Fund performance?

The single largest gainer in the Fund was Nuance Communications, Inc. (0.9% of long-term investments). Nuance is a leading provider of speech and imaging solutions such as speech recognizers, call steering and products that convert text into speech. During the fourth quarter, the company entered into agreements with customers such as Bank of America and XM Satellite Radio. The company's first quarter profits beat analysts' estimates, which further supported gains. Additionally, Nuance successfully acquired two companies that are expected to further Nuance's expertise in the search capabilities and embedded software technology for mobile communications devices. Copa Holdings, S.A. was another strong performer. Copa is a Panama-based passenger and cargo airline company that operates Copa Airlines and AeroRepublica subsidiaries and has code share arrangements with Continental Airlines. Performance during the period was largely attributable to the company's record earnings in the third quarter of 2006, analyst coverage initiations and new strategic alliances. As of August 31, 2007, Copa was no longer held in the portfolio.

6 | Annual Report | August 31, 2007

RYJ | Claymore/Raymond James SB-1 Equity Fund | Questions & Answers continued

Mercantile Bank Corporation, a regional bank based in Michigan, declined considerably in the period and was the single largest detractor from performance. The bank, which derived most of its income from spread lending vs. fee-based income struggled in the flat yield curve environment. Mercantile was no longer held in the Fund as of August 31, 2007. Oklahoma-based Bronco Drilling Company, Inc. also posted material losses during the period after announcing declining earnings. Bronco was no longer held in the Fund as of August 31, 2007.

--------------------------------------------------------------------------------
Please tell us about the Fund's distributions?

The Fund's investment objective is to provide capital appreciation. The Fund intends to pay substantially all of its net investment income, if any, to common shareholders through annual distributions. In addition, the Fund intends to distribute any realized net long-term capital gains to common shareholders as long-term capital gain dividends at least annually. To the extent that the Fund realizes net investment income, including short-term capital gains, on a more frequent basis, the Fund may make more frequent distributions to its common shareholders. The Fund provided a year-end distribution of $0.11 per common share on December 29, 2006.

--------------------------------------------------------------------------------
Do you have any other comments for Fund shareholders?

We're pleased with the continued improvement in the Fund's NAV and market performance during the annual fiscal period ended August 31, 2007. On August 31, 2007 the Fund's market share price closed at $19.27 vs. $17.50 a year earlier on August 31, 2006. The Fund's NAV also improved considerably -- $21.67 at the close of this fiscal year vs. $19.15 on August 31, 2006. We're especially pleased with the improvement in the Fund's market value, which occurred during a particularly weak period for the closed-end fund market. While the Fund's share price retreated somewhat during the sell-off, it has regained some of the value lost in the mid-summer decline.

The closed-end fund marketplace has experienced such sell-offs in the past as investors react based on market momentum rather than considering relative strength or weakness in the underlying securities in the closed-end fund itself. Times like these can challenge the resolve of investors. When considering performance, we encourage investors to take a long-term view. Investment performance changes on a daily basis and the true test of a Fund's success is whether it can stand the test of time. While the Fund is currently trading at a discount to its NAV, the steady gain in both share price and NAV has been positive for shareholders.

While there are no guarantees of success, we have confidence in the stock research methodologies employed by Raymond James analysts. The market price of a Fund is, of course, independent of its NAV. With that said, we hope that as the Fund's NAV continues to improve, its market price will improve as well. Bear in mind, the Fund has an automatic open-end conversion feature that seeks to address discounts to the net asset value that are sometimes associated with closed-end funds.

The Fund's Agreement and Declaration of Trust provides that (beginning after 18 months of operations from the inception date of May 19, 2006) if the Fund's Common Shares close on the New York Stock Exchange ("NYSE") for 75 consecutive trading days at a price greater than a 10% discount from NAV, the Fund will commence the process necessary to convert into an open-end investment company. Although the Fund is required to convene a special shareholder meeting at which the Fund's shareholders can vote to maintain the Fund's status as a closed-end fund, there can be no assurance that such a vote would be obtained. In such event, the Fund would convert automatically to an open-end fund and would no longer be listed on the NYSE. The Fund's shares would be purchased and redeemed by the Fund at NAV and the Fund could be required to commence a continuous offering of its shares upon the conversion to an open-end fund.

                                             Annual Report | August 31, 2007 | 7

RYJ | Claymore/Raymond James SB-1 Equity Fund | Questions & Answers continued

--------------------------------------------------------------------------------
RYJ Risks and Other Considerations

The Fund is a diversified, closed-end management investment company with a limited history of operations and a limited history of public trading. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the common shares of the Fund represents an indirect investment in the securities and other instruments owned by the Fund. The value of those securities and other instruments may fluctuate, sometimes rapidly and unpredictably, and will affect the value of the common shares.

The Fund's common shares may trade at a discount or a premium in relation to net asset value. At any point in time, the common shares may be worth less than the original investment, including the reinvestment of Fund dividends and/or distributions. An investment in the common shares of the Fund is intended for long-term investors and should not be considered a complete investment program. Each common shareholder should take into account the Fund's investment objective as well as the common shareholder's other investments when considering an investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.

A principal risk of investing in the Fund is equity risk, which is the risk that the value of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate or factors relating to specific companies in which the Fund invests. An adverse event, such as an unfavorable earnings report, a research downgrade, including one issued by the Sub-Adviser, may depress the value of common stock of an issuer held by the Fund.

The Fund may invest in securities of issuers that have comparatively smaller capitalizations relative to issuers whose securities are included in major benchmark indices, which present unique investment risks. Equity securities of smaller capitalization companies generally are less liquid than those of larger companies.

Investments in securities of non-U.S. issuers involve special risks not presented by investments in securities of U.S. issuers, including: (i) there may be less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile than the U.S. market; and (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund's investments.

Investing in REITs makes the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents, increases in competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry.

MLP Risk. An investment in MLP units involves risk that differs from a similar investment in equity securities, such as common stock, of a corporation. Holders of MLP units have rights typically afforded to limited partners in a limited partnership. As compared to common shareholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership. There are certain tax risks associated with an investment in MLP units. Additionally, conflicts of interest may exist between common unit holders and the general partner of an MLP; for example a conflict may arise as a result of incentive distribution payments. The Fund will not invest more than 25% of its assets in MLPs.

The Fund is subject to management risk because it is an actively-managed investment portfolio. The Investment Adviser will apply investment techniques and risk analysis in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. There can be no assurance that the Sub-Adviser will be successful in its analysis of stocks upgraded to or downgraded from "SB-1"status. There are no assurances that Raymond James will continue to provide equity research to the degree currently provided by it, or that it will continue to provide research services at all. Raymond James may decrease (i) the number of equity analysts that it employs,
(ii) the number of industries, or (iii) the number of issuers within an industry, that such analysts cover. Please refer to the prospectus for additional risks and considerations.

An investment in the Fund is subject to certain risks and other considerations, including, but not limited to: Not a Complete Investment Program; Investment and Market Risk; Equity Risk; Small-Capitalization Risk; Industry and Sector Risk; Non-U.S. Securities Risk; REIT Risk; MLP Risk; Other Investment Company Risk; Risks Relating to Raymond James Equity Securities Ratings; Risks Associated with Other Business Activities of Raymond James; Investment Strategy Risk; Market Discount Risk; Portfolio Turnover Risk; Strategic Transactions Risk; and Current Developments Risk.

Investors should carefully consider the investment objective and policies, risk considerations, charges and ongoing expenses of the Fund before investing.

8 | Annual Report | August 31, 2007

RYJ | Claymore/Raymond James SB-1 Equity Fund

Fund Summary | As of August 31, 2007 (unaudited)

Fund Statistics
--------------------------------------------------------------------------------
Share Price                                                           $  19.27
Common Share Net Asset Value                                          $  21.67
Premium/Discount to NAV                                                 -11.08%
Net Assets ($000)                                                     $240,998
--------------------------------------------------------------------------------

Total Returns
--------------------------------------------------------------------------------
(Inception 5/19/06)                                 Market                  NAV
--------------------------------------------------------------------------------
One Year                                            10.77%               13.78%
--------------------------------------------------------------------------------
Since Inception - average annual                    -2.40%               10.80%
--------------------------------------------------------------------------------

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                                                 % of Long-Term
Portfolio Breakdown*                                                 Investment
--------------------------------------------------------------------------------
Consumer Discretionary                                                    16.4%
Energy                                                                    14.9%
Industrials                                                               12.5%
Financials                                                                11.4%
Semiconductors                                                             9.0%
Health Care                                                                8.9%
Communications Equipment                                                   7.8%
Software & Services                                                        7.1%
Telecommunication Services                                                 7.1%
Electronic Equipment & Instruments                                         2.6%
Consumer Staples                                                           0.9%
Utilities                                                                  0.9%
Computers & Peripherals                                                    0.5%
--------------------------------------------------------------------------------

*     Represents broad sectors and not specific industries.

                                                                 % of Long-Term
Top Ten Holdings                                                    Investments
--------------------------------------------------------------------------------
JA Solar Holdings Co. Ltd. ADR (Cayman Islands)                            1.0%
Home Depot, Inc.                                                           1.0%
California Pizza Kitchen, Inc.                                             0.9%
National Oilwell Varco, Inc.                                               0.9%
Anadigics, Inc.                                                            0.9%
Ryanair Holdings PLC ADR (Ireland)                                         0.9%
VeriFone Holdings, Inc.                                                    0.9%
Cisco Systems, Inc.                                                        0.9%
Ethan Allen Interiors, Inc.                                                0.9%
Cameron International Corp.                                                0.9%
--------------------------------------------------------------------------------

Portfolio breakdown and holdings are subject to change daily. For more current information, please visit www.claymore.com. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.

Share Price & NAV Performance
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

        Share Price          NAV

8/31/06    17.50            19.15
           17.50            19.27
           17.52            19.39
           17.20            18.97
           17.10            18.86
           17.01            18.82
           16.95            18.76
           17.26            19.13
           17.34             19.3
           17.41            19.14
           17.51            19.17
           17.54            19.23
           17.48            19.13
           17.56            19.21
           17.48            19.16
           17.50            18.97
           17.54            19.18
           17.52            19.33
           17.62             19.4
           17.59             19.4
           17.59            19.35
           17.64            19.11
           17.63               19
           17.84             19.3
           17.89            19.53
           17.84            19.45
           17.92            19.49
           17.98            19.65
           17.89            19.49
           18.07            19.83
           17.97             19.9
           18.17            20.09
           18.14            19.91
           18.08            19.81
           18.15            19.95
           18.16            19.82
           18.23            19.87
           18.11               20
           18.34             20.1
           18.20            20.22
           18.01            20.03
           18.00            20.01
           17.88               20
           17.90             19.7
           17.73            19.61
           17.61            19.79
           17.91            19.99
           18.02            20.02
           17.94            20.12
           17.90            20.01
           17.83            20.02
           17.80            20.06
           18.02            20.25
           18.22             20.4
           18.09            20.29
           17.94            20.25
           17.95            20.27
           17.97            20.37
           18.20            20.39
           18.25            20.37
           18.00            20.05
           18.12            20.16
           18.31            20.45
           18.59            20.54
           18.63            20.47
           18.60            20.62
           18.74            20.64
           18.82            20.67
           18.65            20.57
           18.71            20.54
           18.57             20.5
           18.52            20.38
           18.38            20.41
           18.55            20.59
           18.48            20.52
           18.50            20.25
           18.49            20.25
           18.38            20.24
           18.31             20.2
           18.37            19.99
           18.45            20.04
           18.38            20.21
           18.40            20.18
           18.44            20.02
           18.56            19.85
           18.45            19.82
           18.35            19.66
           18.26            19.69
           18.21            19.66
           18.09            19.67
           18.15            19.75
           18.12            19.97
           18.00            19.88
           17.91            19.88
           17.83            19.68
           17.85            19.91
           17.87            19.83
           17.95            20.03
           18.10            20.18
           17.99            19.91
           18.00            19.99
           18.00            19.98
           18.07            20.16
           18.26            20.35
           18.36            20.48
           18.37            20.56
           18.38            20.54
           18.41            20.59
           18.41             20.7
           18.51            20.76
           18.47            20.63
           18.37            20.47
           18.39            20.55
           18.46            20.65
           18.41            20.64
           18.40            20.67
           18.47            20.78
           18.43            20.85
           18.43            20.91
           18.44            20.88
           18.42            20.87
           17.98            20.21
           18.15             20.3
           18.07            20.26
           17.87            20.02
           17.57            19.68
           17.79            20.03
           17.76            20.01
           17.83            20.12
           17.81            20.13
           17.88            20.16
           17.59            19.74
           17.67             19.8
           17.76            19.88
           17.64            19.81
           17.79            20.03
           17.87            20.22
           18.14            20.57
           18.15            20.58
           18.18            20.67
           18.20            20.69
           18.09            20.53
           17.96            20.44
           18.03            20.52
           18.05            20.51
           18.12             20.6
           18.24            20.75
           18.25            20.76
           18.33            20.86
           18.39            20.85
           18.45            20.98
           18.43             20.8
           18.64            21.01
           18.84            21.08
           18.98            21.28
           18.98            21.24
           18.86            21.18
           18.80            21.07
           18.91            21.27
           18.95            21.26
           19.02            21.33
           19.17            21.55
           19.27            21.58
           19.25            21.51
           19.08            21.24
           19.04            21.27
           19.28            21.64
           19.40            21.69
           19.41            21.71
           19.40            21.68
           19.34            21.68
           19.43            21.81
           19.25             21.5
           19.34            21.73
           19.27            21.64
           19.21            21.47
           19.27             21.6
           19.32            21.66
           19.46            21.84
           19.57            22.01
           19.65            22.07
           19.64            22.03
           19.35            21.67
           19.45            21.84
           19.57            22.03
           19.79            22.24
           19.93            22.34
           20.01            22.47
           20.13            22.63
           20.06            22.54
           19.89            22.26
           19.60            21.85
           19.73            22.01
           19.72            22.08
           19.50            21.84
           19.74            22.15
           19.85            22.33
           20.10            22.54
           20.10            22.51
           20.10            22.54
           19.96            22.26
           20.02            22.39
           19.88            22.21
           19.78            22.02
           19.70             21.9
           19.93            22.23
           19.97             22.2
           19.93            22.15
           20.04            22.37
           20.10            22.48
           20.14            22.56
           20.25            22.66
           20.39            22.74
           20.22            22.45
           20.30            22.47
           20.50            22.77
           20.52            22.78
           20.31            22.58
           20.34            22.49
           20.17            22.43
           20.28            22.57
           19.94            22.29
           20.00            22.19
           19.52            21.69
           19.57            21.77
           19.12            21.24
           19.00            20.89
           18.96            21.08
           18.87            21.01
           18.93            21.06
           19.00            21.24
           18.52            20.64
           18.72            20.72
           18.96            21.02
           19.20            21.46
           18.88            21.12
           18.92            21.21
           18.96             21.2
           18.64            20.74
           18.18            20.36
           18.04            20.41
           18.80            21.01
           18.88            21.07
           18.98            21.11
           19.15            21.45
           19.06            21.28
           19.22            21.56
           19.09            21.42
           18.81            20.93
           19.01             21.4
           19.03            21.35
8/31/07    19.27            21.67


Holdings by Capitalization*
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Asset Class
--------------------------------------------------------------------------------
Small-cap                                                                   59%
Large-cap                                                                   23%
Mid-cap                                                                     17%
Cash and Other Investments                                                   1%

--------------------------------------------------------------------------------

*     As a percentage of total investments.

                                                                     % of Total
Asset Allocation                                                     Net Assets
--------------------------------------------------------------------------------
Common Stocks                                                             93.1%
Master Limited Partnerships                                                6.8%
Short-Term Investments                                                     0.2%
Liabilities in excess of Other Assets                                     -0.1%
--------------------------------------------------------------------------------
                                                                         100.0%
--------------------------------------------------------------------------------

                                             Annual Report | August 31, 2007 | 9

RYJ | Claymore/Raymond James SB-1 Equity Fund

Portfolio of Investments | August 31, 2007

  Number
 of Shares  Description                                                   Value
--------------------------------------------------------------------------------
            Long-Term Investments - 99.9%

            Common Stocks - 93.1%

            Communications Equipment - 7.8%
   120,100  ADC Telecommunications, Inc. (a)                      $   2,197,830
 1,220,800  Avanex Corp. (a)                                          2,099,776
    69,800  Cisco Systems, Inc. (a)                                   2,228,016
    80,200  EMS Technologies, Inc. (a)                                1,968,108
    35,700  Harris Corp.                                              2,171,631
   208,100  KVH Industries, Inc. (a)                                  1,999,841
   126,300  Motorola, Inc.                                            2,140,785
   238,800  Orbcomm, Inc. (a)                                         1,931,892
   358,500  Sonus Networks, Inc. (a)                                  2,072,130
--------------------------------------------------------------------------------
                                                                     18,810,009
--------------------------------------------------------------------------------

            Computers & Peripherals - 0.5%
 1,000,500  Concurrent Computer Corp. (a)                             1,360,680
--------------------------------------------------------------------------------

            Consumer Discretionary - 16.3%
   111,700  California Pizza Kitchen, Inc. (a)                        2,284,265
    46,000  Carnival Corp. (Panama)                                   2,097,140
    83,200  Cheesecake Factory (The) (a)                              2,074,176
   102,800  Culp, Inc. (a)                                            1,048,560
    49,800  Darden Restaurants, Inc.                                  2,071,680
    66,100  Ethan Allen Interiors, Inc.                               2,220,960
    61,000  Home Depot, Inc.                                          2,336,910
   216,600  La-Z-Boy, Inc.                                            2,088,024
   117,100  Lithia Motors, Inc. - Class A                             2,097,261
    71,100  Lowe's Cos., Inc.                                         2,208,366
    93,900  Marvel Entertainment, Inc. (a)                            2,122,140
   127,700  O'Charleys, Inc.                                          2,078,956
    59,600  O'Reilly Automotive, Inc. (a)                             2,118,184
   331,500  Pier 1 Imports, Inc.                                      2,048,670
    43,300  Polaris Industries, Inc.                                  2,067,575
   123,200  Stanley Furniture Co., Inc.                               2,123,968
    34,900  Starwood Hotels & Resorts Worldwide, Inc.                 2,133,088
    92,300  Urban Outfitters, Inc. (a)                                2,113,670
    21,500  Whirlpool Corp.                                           2,072,815
--------------------------------------------------------------------------------
                                                                     39,406,408
--------------------------------------------------------------------------------

            Consumer Staples - 0.9%
    57,700  CVS Caremark Corp.                                        2,182,214
--------------------------------------------------------------------------------

            Electronic Equipment & Instruments - 2.6%
   109,300  Ingram Micro, Inc. - Class A (a)                          2,146,652
   124,000  L-1 Identity Solutions, Inc. (a)                          2,039,800
    53,500  Tech Data Corp. (a)                                       2,085,965
--------------------------------------------------------------------------------
                                                                      6,272,417
--------------------------------------------------------------------------------

  Number
 of Shares  Description                                                   Value
--------------------------------------------------------------------------------

            Energy - 9.0%
    26,100  Baker Hughes, Inc.                                    $   2,188,746
    27,100  Cameron International Corp. (a)                           2,215,967
    30,800  GlobalSantaFe Corp. (Cayman Islands)                      2,174,172
    38,700  Grant Prideco, Inc. (a)                                   2,140,110
    60,000  InterOil Corp. (Canada) (a)                               2,127,000
    37,600  Lufkin Industries, Inc.                                   2,138,312
    17,800  National Oilwell Varco, Inc. (a)                          2,278,400
    42,400  Noble Corp. (Cayman Islands)                              2,080,144
    22,700  Schlumberger Ltd. (Netherland Antilles)                   2,190,550
    20,500  Transocean, Inc. (Cayman Islands)                         2,154,345
--------------------------------------------------------------------------------
                                                                     21,687,746
--------------------------------------------------------------------------------

            Financials - 11.4%
    37,500  Allstate Corp. (The)                                      2,053,125
    26,100  American Physicians Service Group, Inc.                     478,935
    87,600  BioMed Realty Trust, Inc. - REIT                          2,135,688
   183,439  Cardinal Financial Corp.                                  1,709,651
    41,000  Chubb Corp.                                               2,096,330
   117,000  CoBiz Financial, Inc.                                     2,136,420
    51,000  Corporate Office Properties Trust - REIT                  2,196,570
    54,700  Digital Realty Trust, Inc. - REIT                         2,133,300
   104,100  First State Bancorporation                                2,010,171
    74,000  HCC Insurance Holdings, Inc.                              2,043,140
    33,900  Lincoln National Corp.                                    2,063,832
    45,500  Nexity Financial Corp. (a)                                  375,375
    71,600  Pinnacle Financial Partners, Inc. (a)                     2,047,760
    37,300  Reinsurance Group of America, Inc.                        2,025,763
    18,800  SL Green Realty Corp. - REIT                              2,096,388
--------------------------------------------------------------------------------
                                                                     27,602,448
--------------------------------------------------------------------------------

            Health Care - 8.9%
    90,100  Allscripts Healthcare Solutions, Inc. (a)                 2,037,161
    56,200  Amedisys, Inc. (a)                                        2,123,236
   109,500  Bradley Pharmaceuticals, Inc. (a)                         2,141,820
    37,700  DaVita, Inc. (a)                                          2,168,504
    92,500  Eclipsys Corp. (a)                                        2,135,825
   148,800  HLTH Corp. (a)                                            2,199,264
    34,300  Johnson & Johnson                                         2,119,397
    85,600  Pfizer, Inc.                                              2,126,304
    58,700  Psychiatric Solutions, Inc. (a)                           2,163,682
    40,400  Universal Health Services, Inc. - Class B                 2,133,120
--------------------------------------------------------------------------------
                                                                     21,348,313
--------------------------------------------------------------------------------

            Industrials - 12.5%
   119,100  Argon ST, Inc. (a)                                        2,152,137
    43,500  Con-Way, Inc. (a)                                         2,108,880
    50,700  EDO Corp.                                                 2,182,128
    39,500  Harsco Corp.                                              2,198,175
   136,300  Heartland Express, Inc.                                   2,122,191

See notes to financial statements.

10 | Annual Report | August 31, 2007

RYJ | Claymore/Raymond James SB-1 Equity Fund | Portfolio of Investments continued

  Number
 of Shares  Description                                                   Value
--------------------------------------------------------------------------------

            Industrials (continued)
    73,200  Herman Miller, Inc.                                   $   2,124,264
    65,874  JA Solar Holdings Co. Ltd. ADR (Cayman Islands) (a)       2,415,600
    73,200  JB Hunt Transport Services, Inc.                          2,105,964
   113,500  Knoll, Inc.                                               2,157,635
    47,800  Landstar System, Inc.                                     2,055,878
   178,300  PGT, Inc. (a)                                             1,857,886
    69,850  Republic Services, Inc.                                   2,171,637
    54,000  Ryanair Holdings PLC ADR (Ireland) (a)                    2,255,580
    85,500  Walter Industries, Inc.                                   2,161,440
--------------------------------------------------------------------------------
                                                                     30,069,395
--------------------------------------------------------------------------------

            Semiconductors - 9.0%
    90,900  Altera Corp.                                              2,164,329
   137,200  Anadigics, Inc. (a)                                       2,258,312
    73,100  Diodes, Inc. (a)                                          2,215,661
    85,900  Intel Corp.                                               2,211,925
   192,700  Micron Technology, Inc. (a)                               2,206,415
    79,700  National Semiconductor Corp.                              2,097,704
    42,300  Nvidia Corp. (a)                                          2,164,068
   345,600  RF Micro Devices, Inc. (a)                                2,056,320
   267,700  Skyworks Solutions, Inc. (a)                              2,112,153
    61,300  Texas Instruments, Inc.                                   2,098,912
--------------------------------------------------------------------------------
                                                                     21,585,799
--------------------------------------------------------------------------------

            Software & Services - 7.1%
    61,200  Amdocs Ltd. (Guernsey) (a)                                2,160,360
   686,700  Art Technology Group, Inc. (a)                            2,135,637
    45,300  Automatic Data Processing, Inc.                           2,072,022
    58,700  Citrix Systems, Inc. (a)                                  2,133,745
    55,700  Global Payments, Inc.                                     2,199,036
   105,200  Interactive Intelligence, Inc. (a)                        2,056,660
   110,800  Nuance Communications, Inc. (a)                           2,083,040
    60,900  VeriFone Holdings, Inc. (a)                               2,250,864
--------------------------------------------------------------------------------
                                                                     17,091,364
--------------------------------------------------------------------------------

            Telecommunications - 7.1%
    53,900  American Tower Corp. - Class A (a)                        2,135,518
    55,700  Cbeyond, Inc. (a)                                         2,164,502
   228,200  Centennial Communications Corp. (a)                       2,145,080
    57,700  Crown Castle International Corp. (a)                      2,121,052
    26,900  NII Holdings, Inc. (a)                                    2,129,942
    79,500  NTELOS Holdings Corp.                                     2,129,010
   173,300  PAETEC Holding Corp. (a)                                  2,067,469
    65,900  SBA Communications Corp. - Class A (a)                    2,146,363
--------------------------------------------------------------------------------
                                                                     17,038,936
--------------------------------------------------------------------------------
            Total Common Stocks - 93.1%
            (Cost $210,403,548)                                     224,455,729
--------------------------------------------------------------------------------

  Number
 of Shares  Description                                                   Value
--------------------------------------------------------------------------------
            Master Limited Partnerships - 6.8%

            Energy - 5.9%
    57,000  Energy Transfer Equity, L.P.                          $   2,094,750
    39,200  Energy Transfer Partners, L.P.                            2,039,968
    69,600  Enterprise Products Partners, L.P.                        2,053,896
    64,100  Inergy, L.P.                                              2,087,737
    74,300  Magellan Midstream Holdings, L.P.                         2,103,433
    62,500  Teekay LNG Partners, L.P. (Marshall Islands)              2,185,625
    58,300  Teekay Offshore Partners, L.P. (Marshall Islands)         1,717,518
--------------------------------------------------------------------------------
                                                                     14,282,927
--------------------------------------------------------------------------------

            Utilities - 0.9%
    45,700  Suburban Propane Partners, L.P.                           2,130,991
--------------------------------------------------------------------------------
            Total Master Limited Partnerships
            (Cost $13,388,711)                                       16,413,918
--------------------------------------------------------------------------------
            Total Long-Term Investments - 99.9%
            (Cost $223,792,259)                                     240,869,647
--------------------------------------------------------------------------------

Principal
  Amount                                                                  Value
--------------------------------------------------------------------------------
            Short-Term Investments - 0.2%

            U.S. Government and Agency Securities - 0.2%
$  360,000  Federal Home Loan Bank Discount Note, maturing
            9/4/07, yielding 4.10%
            (Cost $359,877)                                             360,000
--------------------------------------------------------------------------------
            Total Investments - 100.1%
            (Cost $224,152,136)                                     241,229,647

            Liabilities in excess of Other Assets - (0.1%)             (232,097)
--------------------------------------------------------------------------------
            Net Assets - 100.0%                                   $ 240,997,550
================================================================================

ADR - American Depositary Receipt
L.P. - Limited Partnership
REIT - Real Estate Investment Trust

(a) Non-income producing security.

See notes to financial statements.

                                            Annual Report | August 31, 2007 | 11

RYJ | Claymore/Raymond James SB-1 Equity Fund

Statement of Assets and Liabilities | August 31, 2007

Assets
   Investments in securities, at value (cost $224,152,136)                                   $   241,229,647
   Cash                                                                                              231,462
   Receivable for securities sold                                                                  1,765,073
   Dividends receivable                                                                              185,456
   Other assets                                                                                       11,786
------------------------------------------------------------------------------------------------------------
     Total assets                                                                                243,423,424
------------------------------------------------------------------------------------------------------------

Liabilities
   Payable for securities purchased                                                                2,144,684
   Advisory fee payable                                                                              169,107
   Administration fee payable                                                                          5,253
   Accrued expenses and other liabilities                                                            106,830
------------------------------------------------------------------------------------------------------------
     Total liabilities                                                                             2,425,874
------------------------------------------------------------------------------------------------------------
Net Assets                                                                                   $   240,997,550
============================================================================================================

Composition of Net Assets
   Common stock, $.01 par value per share; unlimited number of shares
     authorized, 11,122,822 shares issued and outstanding                                    $       111,228
   Additional paid-in capital                                                                    211,744,333
   Accumulated net unrealized appreciation on investments                                         17,077,511
   Accumulated net realized gain on investments                                                   11,928,253
   Accumulated net investment income                                                                 136,225
------------------------------------------------------------------------------------------------------------
Net Assets                                                                                   $   240,997,550
============================================================================================================

Net Asset Value
   (based on 11,122,822 common shares outstanding)                                           $         21.67
============================================================================================================

See notes to financial statements.

12 | Annual Report | August 31, 2007

RYJ | Claymore/Raymond James SB-1 Equity Fund

Statement of Operations | For the Year Ended August 31, 2007

Investment Income
   Dividends (net of return of capital distributions
     received of $880,790)                                                 $     1,921,636
   Interest                                                                         17,572
------------------------------------------------------------------------------------------------------------
     Total income                                                                            $    1,939,208
------------------------------------------------------------------------------------------------------------

Expenses
   Advisory fee                                                                  1,957,356
   Professional fees                                                               141,540
   Trustees' fees and expenses                                                      74,639
   Printing expenses                                                                69,205
   Fund accounting                                                                  68,319
   Administration fee                                                               61,055
   Custodian fee                                                                    51,839
   Transfer agent fee                                                               30,880
   Insurance                                                                        25,559
   NYSE listing                                                                     22,059
   Miscellaneous                                                                     4,276
------------------------------------------------------------------------------------------------------------
     Total expenses                                                                               2,506,727
------------------------------------------------------------------------------------------------------------
     Net investment loss                                                                           (567,519)
------------------------------------------------------------------------------------------------------------

Realized and Unrealized Gain on Investments
   Net realized gain on investments                                                              14,886,062
   Net change in unrealized appreciation on investments                                          14,920,272
------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain on investments                                               29,806,334
------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                                         $   29,238,815
============================================================================================================

See notes to financial statements.

                                            Annual Report | August 31, 2007 | 13

RYJ | Claymore/Raymond James SB-1 Equity Fund

Statement of Changes in Net Assets |

                                                                                              For the Period
                                                                                   For the     May 19, 2006*
                                                                                Year Ended           through
                                                                           August 31, 2007   August 31, 2006
-------------------------------------------------------------------------------------------------------------
Increase in Net Assets Resulting from Operations
   Net investment loss                                                     $      (567,519)  $       (36,812)
   Net realized gain (loss) on investments                                      14,886,062        (1,231,962)
   Net increase from payment from affiliate                                             --            92,583
   Net change in unrealized appreciation on investments                         14,920,272         2,157,239
-------------------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from operations                       29,238,815           981,048
-------------------------------------------------------------------------------------------------------------

Distributions to Common Shareholders
   From net realized gain                                                       (1,223,510)               --
-------------------------------------------------------------------------------------------------------------

Capital Share Transactions
   Proceeds from the issuance of common shares                                          --       212,345,816
   Common share offering costs charged to paid-in capital                               --          (444,703)
-------------------------------------------------------------------------------------------------------------
   Total increase in net assets applicable to common shareholders                       --       211,901,113
-------------------------------------------------------------------------------------------------------------
   Total increase in net assets                                                 28,015,305       212,882,161

Net Assets
   Beginning of period                                                         212,982,245           100,084
-------------------------------------------------------------------------------------------------------------
   End of period (including accumulated undistributed net investment
      income of $136,225 and $98,564, respectively)                        $   240,997,550   $   212,982,245
=============================================================================================================

*     Commencement of investment operations.

See notes to financial statements.

14 | Annual Report | August 31, 2007

RYJ | Claymore/Raymond James SB-1 Equity Fund

Statement of Financial Highlights |

                                                                                   For the Period
                                                                       For the      May 19, 2006*
Per share operating performance                                     Year Ended            through
for a common share outstanding throughout the periods          August 31, 2007    August 31, 2006
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $         19.15    $         19.10(b)
-----------------------------------------------------------------------------------------------------
Income from investment operations
   Net investment loss (a)                                               (0.05)             (0.00)(c)
   Net realized and unrealized gain on investments                        2.68               0.09
-----------------------------------------------------------------------------------------------------
      Total from investment operations                                    2.63               0.09
-----------------------------------------------------------------------------------------------------
Common shares' offering expenses charged to paid-in capital                 --              (0.04)
-----------------------------------------------------------------------------------------------------
Distributions to common shareholders from net realized gain              (0.11)                --
-----------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $         21.67    $         19.15
=====================================================================================================
Market value, end of period                                    $         19.27    $         17.50
=====================================================================================================
Total investment return(d)
   Net asset value                                                       13.78%              0.26%
   Market value                                                          10.77%            (12.50)%

Ratios and supplemental data
Net assets, end of period (thousands)                          $       240,998    $       212,982
Ratio of net expenses to average net assets                               1.09%              1.12%(e)
Ratio of net investment loss to average net assets                       (0.06)%            (0.06)%(e)
Portfolio turnover rate                                                    166%                41%

*     Commencement of investment operations.

(a)   Based on average shares outstanding during the period.

(b)   Before deduction of offering expenses charged to capital.

(c)   Amount is less than $0.01.

(d) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value ("NAV") or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund's Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(e)   Annualized.

See notes to financial statements.

                                            Annual Report | August 31, 2007 | 15

RYJ | Claymore/Raymond James SB-1 Equity Fund

Notes to Financial Statements | August 31, 2007

Note 1 - Organization:

Claymore/Raymond James SB-1 Equity Fund (the "Fund") was organized as a Delaware statutory trust on March 7, 2006. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act").

The Fund's investment objective is to provide capital appreciation. There can be no assurance that the Fund will achieve its investment objective. Under normal market conditions, the Fund will invest substantially all of its net assets in equity securities that are rated, at the time of purchase, Strong Buy 1 ("SB-1") by analysts employed by Raymond James & Associates, Inc. ("Raymond James"). For purposes of the Fund's investment policies, in the event a security is downgraded by Raymond James and is no longer rated SB-1 subsequent to the purchase of such security by the Fund, such security will be considered by the Fund to be rated SB-1 until the next semi-monthly rebalancing and reconstitution date following such downgrade. For as long as the word "SB-1" is in the name of the Fund, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities rated SB-1. The Fund's investment objective is considered fundamental and may not be changed without the approval of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.

The Fund's Declaration of Trust provides that (beginning after 18 months from the date of the Prospectus) if the Fund's Common Shares close on the NYSE for 75 consecutive trading days at a price that is a 10% or greater discount from the net asset value of the Fund's Common Shares, the Fund will commence promptly the process necessary to convert the Fund into an open-end investment company. The Fund's Declaration of Trust provides that in such event a special meeting of shareholders of the Fund would be convened and that the Fund would automatically be converted to an open-end fund unless a majority of the outstanding voting securities of the Fund affirmatively vote to maintain the Fund's status as a closed-end fund.

Note 2 - Accounting Policies:

The preparation of the financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of the significant accounting policies followed by the Fund.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal OTC market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Debt securities are valued at the last available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with maturities of 60 days or less at time of purchase are valued at amortized cost, which approximates market value.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

The Fund records the character of dividends received from MLPs based on estimates made at the time such distributions are received. These estimates are based upon a historical review of information available from each MLP and other industry sources. The Fund's characterization of the estimates may subsequently be revised based on information received from MLPs after their tax reporting periods conclude.

(c) Distributions

The Fund intends to pay substantially all of its net investment income to Common Shareholders at least annually. In addition, the Fund intends to distribute any capital gains to Common Shareholders at least annually. To the extent that the Fund realizes net investment income, including short-term capital gains, on a more frequent basis, the Fund may make more frequent distributions to its Common Shareholders.

Note 3 - Investment Advisory Agreement, Sub-Advisory Agreement and Other
         Agreements:

Pursuant to an Investment Advisory Agreement (the "Agreement") between the Fund and Claymore Advisors, LLC (the "Adviser"), the Adviser provides a continuous investment program for the Fund's portfolio; executes recommendations for the purchase and sale of securities; furnishes offices, necessary facilities and equipment; provides administrative services to the Fund; oversees the activities of Raymond James (the Fund's "Sub-Adviser"); provides personnel, including certain officers required for its administrative management; and pays the compensation of all officers and Trustees of the Fund who are its affiliates.

As compensation for its services, the Fund pays the Investment Adviser a fee, payable monthly, in an annual amount equal to 0.85% of the Fund's average daily Managed Assets. "Managed Assets" of the Fund means the total assets of the Fund, including the assets attributable to the proceeds from any borrowings or other forms of financial leverage, minus liabilities, other than liabilities related to any financial leverage.

Pursuant to a Sub-Advisory Agreement between the Fund, the Adviser, and the Sub-Adviser, the Sub-Adviser, under the supervision of the Adviser and Fund's Board of Trustees, provides investment research, including the determination and dissemination of the securities rated SB-1 by Raymond James; may provide certain facilities and personnel, including certain officers required for its administrative management; and pays the compensation of all officers and Trustees of the Fund who are its affiliates. As compensation for its services, the Adviser pays the Sub-Adviser a fee, payable monthly, in an annual amount equal to 0.35% of the Fund's average daily Managed Assets.

Under a separate Fund Administration agreement, the Adviser provides fund administration services to the Fund. As compensation for services performed under the Administration Agreement, the Adviser receives an administration fee payable monthly at the annual rate set forth below as a percentage of the average daily net assets of the fund. For the year ended August 31, 2007, the Fund recognized expenses of approximately $61,000 for these services.

Net Assets                                                                 Rate
--------------------------------------------------------------------------------
First $200,000,000                                                       0.0275%
Next $300,000,000                                                        0.0200%
Next $500,000,000                                                        0.0150%
Over $1,000,000,000                                                      0.0100%

16 | Annual Report | August 31, 2007

RYJ | Claymore/Raymond James SB-1 Equity Fund | Notes to Financial Statements continued

The Bank of New York Mellon ("BNY") acts as the Fund's accounting agent, custodian and transfer agent. As accounting agent, BNY is responsible for maintaining the books and records of the Fund's securities and cash. As custodian, BNY is responsible for the custody of the Fund's assets. As transfer agent, BNY is responsible for performing transfer agency services for the Fund.

Certain officers and trustees of the Fund are also officers and directors of the Adviser. The Fund does not compensate its officers or trustees who are officers or directors of the Adviser.

Claymore Advisors, LLC reimbursed the Fund $92,583 representing the net detriment to the Fund as a result of a trading error that occurred in June 2006. This reimbursement is shown on the Statement of Changes in Net Assets as a "Net increase from payment from affiliate."

Note 4 - Federal Income Taxes:

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

At August 31, 2007 the following reclassifications were made to the capital accounts of the Fund, to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations, which are primarily due to the differences between book and tax treatment of investments in real estate investment trusts, investments in partnerships and net investment losses. Net investment income, net realized gains and net assets were not affected by these changes.

Undistributed                      Accumulated
Net Investment                    Net Realized
Income/(Loss)                       Gain/(Loss)                  Paid in Capital
--------------------------------------------------------------------------------
$605,180                             ($603,698)                         ($1,482)

Information on the components of investments as of August 31, 2007 is as follows:

                                                       Net Tax   Undistributed      Undistributed
                                                    Unrealized        Ordinary   Long-Term Gains/
Cost of              Gross Tax        Gross Tax   Appreciation         Income/        Accumulated
Investments for     Unrealized       Unrealized             on     Accumulated        Capital and
Tax Purposes      Appreciation     Depreciation    Investments   Ordinary Loss         Other Loss
-------------------------------------------------------------------------------------------------
$   228,172,062   $ 23,273,037   $ (10,215,452)   $ 13,057,585   $  12,368,525   $      3,715,879

The differences between book basis and tax basis unrealized appreciation/(depreciation) is attributable to the tax deferral of losses on wash sales and tax adjustments related to master limited partnerships and real estate investment trusts.

The tax character of distributions paid during the period ended August 31, 2007 was $1,223,510 of ordinary income.

Note 5 - Investments in Securities:

For the year ended August 31, 2007, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $380,360,726 and $381,284,056, respectively.

Note 6 - Capital:

Common Shares

In connection with its organization process, the Fund sold 5,240 shares of beneficial interest to Claymore Securities, Inc., an affiliate of the Adviser, for consideration of $100,084. The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 11,122,822 issued and outstanding. Of this amount, the Fund issued 10,000,000 shares of common stock in its initial public offering and issued, pursuant to an over-allotment option to the underwriters, an additional 400,000 shares on May 26, 2006, 400,000 shares on June 15, 2006 and 317,582 shares on June 23, 2006. All of these shares were issued at $19.10 per share after deducting the sales load.

Offering expenses of $444,703, or $0.04 per share, in connection with the issuance of common shares have been borne by the Fund and were charged to paid-in capital. The Adviser and Sub-Adviser have agreed to pay all of the organizational costs and offering expenses (other than sales load) in excess of $0.04 per common share.

Note 7 - Indemnifications:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would require future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 8 - Accounting Pronouncements:

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. Management has evaluated the implications of FIN 48 and has determined it does not have any impact on the financial statements as of August 31, 2007.

On September 15, 2006, the FASB released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157") which provides enhanced guidance for measuring fair value. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity's financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. Adoption of FAS 157 is required for fiscal years beginning after November 15, 2007. At this time, management is evaluating the implications of FAS 157 and its impact in the financial statements has not yet been determined.

                                            Annual Report | August 31, 2007 | 17

RYJ | Claymore/Raymond James SB-1 Equity Fund

Report of Independent Registered Public Accounting Firm |

To the Shareholders and Board of Trustees of Claymore/Raymond James SB-1 Equity Fund

We have audited the accompanying statement of assets and liabilities of Claymore/Raymond James SB-1 Equity Fund (the "Fund"), including the portfolio of investments, as of August 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for the year then ended and for the period from May 19, 2006 (commencement of investment operations) through August 31, 2006. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Claymore/Raymond James SB-1 Equity Fund at August 31, 2007, and the results of its operations for the year then ended, the changes in its net assets and financial highlights for the year then ended and for the period from May 19, 2006 (commencement of investment operations) through August 31, 2006, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Chicago, Illinois
October 18, 2007

18 | Annual Report | August 31, 2007

RYJ | Claymore/Raymond James SB-1 Equity Fund

Supplemental Information | (unaudited)

Federal Income Tax Information

Qualified dividend income of as much as $1,742,190 was received to the Fund through August 31, 2007. The Fund intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For corporate shareholders, $1,724,094 of investment income qualifies for the dividends-received deduction.

In January 2008, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2007.

Results of Shareholder Votes

The Annual Meeting of Shareholders of the Fund was held on July 18, 2007. Common shareholders voted on the election of Class I Trustees.

With regard to the election of the following Trustees by common and preferred shareholders of the Fund:

                                     # of Shares In Favor   # of Shares Withheld
--------------------------------------------------------------------------------
Randall C. Barnes                              10,257,959                 58,375
Nicholas Dalmaso                               10,127,884                188,450

The other Trustees of the Fund whose terms did not expire in 2007 are Ronald A. Nyberg and Ronald E. Toupin, Jr

Trustees

The Trustees of the Claymore/Raymond James SB-1 Equity Fund and their principal occupations during the past five years:

Name, Address*, Year       Term of Office**   Principal Occupation During                 Number of Portfolios
of Birth and Position(s)   and Length of      the Past Five Years and                     in Fund Complex***     Other Directorships
held with Registrant       Time Served        Other Affiliations                          Overseen by Trustee    Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees:
------------------------------------------------------------------------------------------------------------------------------------
Randall C. Barnes          Since 2006         Formerly, Senior Vice President &                    45            None.
Year of Birth: 1951                           Treasurer (1993-1997), President, Pizza
Trustee                                       Hut International (1991-1993) and Senior
                                              Vice President, Strategic Planning and
                                              New Business Development (1987-1990) of
                                              PepsiCo, Inc. (1987-1997).
------------------------------------------------------------------------------------------------------------------------------------
Ronald A. Nyberg           Since 2006         Partner of Nyberg & Cassioppi, LLC, a law            48            None.
Year of birth: 1953                           firm specializing in corporate law,
Trustee                                       estate planning and business transactions
                                              (2000-present). Formerly, Executive Vice
                                              President, General Counsel and Corporate
                                              Secretary of Van Kampen Investments
                                              (1982-1999).
------------------------------------------------------------------------------------------------------------------------------------
Ronald E. Toupin, Jr.      Since 2006         Formerly, Vice President, Manager and                45            None.
Year of birth: 1958                           Portfolio Manager of Nuveen Asset
Trustee                                       Management (1998-1999), Vice President of
                                              Nuveen Investment Advisory Corp.
                                              (1992-1999), Vice President and Manager
                                              of Nuveen Unit Investment Trusts
                                              (1991-1999), and Assistant Vice President
                                              and Portfolio Manager of Nuveen Unit
                                              Investment Trusts (1988-1999), each of
                                              John Nuveen & Co., Inc. (1982-1999).
------------------------------------------------------------------------------------------------------------------------------------

Interested Trustees:
------------------------------------------------------------------------------------------------------------------------------------
Nicholas Dalmaso+          Since 2006         Senior Managing Director and Chief                   48            None.
Year of birth: 1965                           Administrative Officer of Claymore
Trustee and Chief Legal                       Advisors, LLC and Claymore Securities,
and Executive Officer                         Inc. (2001-present). General Counsel of
                                              Claymore Advisors, LLC and Claymore
                                              Securities, Inc. (2001-2007). Formerly,
                                              Assistant General Counsel, John Nuveen
                                              and Co., Inc. (1999-2001). Former Vice
                                              President and Associate General Counsel
                                              of Van Kampen Investments, Inc.
                                              (1992-1999).
------------------------------------------------------------------------------------------------------------------------------------

* Address for all Trustees unless otherwise noted: 2455 Corporate West Drive, Lisle, IL 60532

** After a Trustee's initial term, each Trustee is expected to serve a two-year term concurrent with the class of Trustees for which he serves:

      -Messrs. Barnes and Dalmaso, as Class I Trustees, are expected to stand for re-election at the Fund's 2009 annual meeting of shareholders.

      -Messrs. Nyberg and Toupin, as Class II Trustees, are expected to stand for re-election at the Fund's 2008 annual meeting of shareholders.

*** The Claymore Fund Complex consists of U.S. registered investment companies advised or serviced by Claymore Advisors, LLC or Claymore Securities, Inc. The Claymore Fund Complex is overseen by multiple Boards of Trustees.

+ Mr. Dalmaso is an "interested person" (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Claymore Advisors, LLC, the Fund's Investment Adviser.

                                            Annual Report | August 31, 2007 | 19

RYJ | Claymore/Raymond James SB-1 Equity Fund | Supplemental Information (unaudited) continued

Officers

The officers of the Claymore/Raymond James SB-1 Equity Fund and their principal occupations during the past five years:

Name, Address*, Year of Birth and   Term of Office** and    Principal Occupation During the Past Five Years
Position(s) held with Registrant    Length of Time Served   and Other Affiliations
------------------------------------------------------------------------------------------------------------------------------------
Officers:
------------------------------------------------------------------------------------------------------------------------------------
Steven M. Hill                      Since 2006              Senior Managing Director of Claymore Advisors, LLC and Claymore
Year of birth: 1964                                         Securities, Inc. (2005-present). Formerly, Chief Financial Officer
Chief Financial Officer,                                    (2005-2006) of Claymore Group Inc. Managing Director of Claymore
Chief Accounting Officer                                    Advisors, LLC and Claymore Securities, Inc. (2003-2005). Formerly,
and Treasurer                                               Treasurer of Henderson Global Funds and Operations Manager of Henderson
                                                            Global Investors (NA) Inc. (2002-2003); Managing Director, FrontPoint
                                                            Partners LLC (2001-2002); Vice President, Nuveen Investments
                                                            (1999-2001).

------------------------------------------------------------------------------------------------------------------------------------
Melissa J. Nguyen                   Since 2006              Vice President, Assistant General Counsel of Claymore Securities, Inc.
Year of birth: 1978                                         (2005-present). Formerly, Associate, Vedder, Price, Kaufman & Kammholz,
Secretary                                                   P.C. (2003-2005).

------------------------------------------------------------------------------------------------------------------------------------
Bruce Saxon                         Since 2006              Vice President, Fund Compliance Officer of Claymore Advisors, LLC
Year of birth: 1957                                         (2006-present). Formerly, Chief Compliance Officer/Assistant Secretary
Chief Compliance Officer                                    of Harris Investment Management, Inc. (2003-2006). Director-Compliance
                                                            of Harrisdirect LLC (1999-2003).

------------------------------------------------------------------------------------------------------------------------------------
Jim Howley                          Since 2006              Vice President, Fund Administration of Claymore Advisors, LLC
Year of birth: 1972                                         (2004-present). Formerly, Manager, Mutual Fund Administration of Van
Assistant Treasurer                                         Kampen Investments, Inc. (1996-2004).

------------------------------------------------------------------------------------------------------------------------------------
Mark E. Mathiasen                   Since 2007              Assistant Vice President, Attorney of Claymore Securities, Inc.
Year of Birth: 1978                                         (2007-present). Formerly, Law Clerk for the Idaho State Courts
Assistant Secretary                                         (2003-2007).

------------------------------------------------------------------------------------------------------------------------------------
Matthew J. Patterson                Since 2006              Vice President, Assistant General Counsel of Claymore Securities, Inc.
Year of Birth: 1971                                         (2006-present). Formerly, Chief Compliance Officer and Clerk, The
Assistant Secretary                                         Preferred Group of Mutual Funds (2005-2006); Chief Compliance Officer
                                                            and Secretary, Caterpillar Investment Management Ltd (2005-2006);
                                                            Securities Counsel, Caterpillar Inc. (2004-2006); Associate, Skadden,
                                                            Arps, Slate, Meagher & Flom LLP (2002-2004).

------------------------------------------------------------------------------------------------------------------------------------

*     Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532

** Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

20 | Annual Report | August 31, 2007

RYJ | Claymore/Raymond James SB-1 Equity Fund

Dividend Reinvestment Plan | (unaudited)

Unless the registered owner of common shares elects to receive cash by contacting the Plan Administrator, all dividends declared on common shares of the Fund will be automatically reinvested by The Bank of New York Mellon (the "Plan Administrator"), Administrator for shareholders in the Fund's Dividend Reinvestment Plan (the "Plan"), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder's common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a "Dividend") payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants' accounts, depending upon the circumstances described below, either
(i) through receipt of additional unissued but authorized common shares from the Fund ("Newly Issued Common Shares") or (ii) by purchase of outstanding common shares on the open market ("Open-Market Purchases") on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant's account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, The Bank of New York Mellon, P.O. Box 463, East Syracuse, New York 13057-0463; Attention: Shareholder Services Department, Phone Number:
(866) 488-3559.

                                            Annual Report | August 31, 2007 | 21

RYJ | Claymore/Raymond James SB-1 Equity Fund

Fund Information |

Board of Trustees

Randall C. Barnes
Nicholas Dalmaso*
Ronald A. Nyberg
Ronald E. Toupin, Jr.

* Trustee is an "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended.

Officers

Steven M. Hill
Chief Financial Officer,
Chief Accounting Officer and Treasurer

Melissa J. Nguyen
Secretary

Bruce Saxon
Chief Compliance Officer

Jim Howley
Assistant Treasurer

Mark E. Mathiasen
Assistant Secretary

Matthew J. Patterson
Assistant Secretary

Investment Adviser and Administrator

Claymore Advisors, LLC
Lisle, Illinois

Investment Sub-Adviser

Raymond James & Associates, Inc.
St. Petersburg, Florida

Accounting Agent, Custodian and Transfer Agent

The Bank of New York Mellon
NewYork, NewYork

Legal Counsel

Skadden, Arps, Slate,
Meagher & Flom LLP
Chicago, Illinois

Independent Registered Public Accounting Firm

Ernst & Young LLP
Chicago, Illinois

Privacy Principles of Claymore/Raymond James SB-1 Equity Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Claymore Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Claymore/Raymond James SB-1 Equity Fund?

o     If your shares are held in a Brokerage Account, contact your Broker.

o If you have physical possession of your shares in certificate form, contact the Custodian and Transfer Agent The Bank of New York Mellon, 111 Sanders Creek Parkway, East Syracuse, New York 13057 (800) 701-8178

This report is sent to shareholders of Claymore/Raymond James SB-1 Equity Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund's proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 889-3830.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (866) 889-3830 or by accessing the Fund's Form N-PX on the Commission's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC website at http://www.sec.gov or by visiting the Fund's website at http://www.claymore.com/ryj. The Fund's Form N-Q may also be viewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

In August 2007, the Fund submitted a CEO annual certification to the NYSE in which the Fund's principal executive officer certified that he was not aware, as of the date of the certification, of any violation by the Fund of the NYSE's Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund's principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund's disclosure controls and procedures and internal control over financial reporting.

22 | Annual Report | August 31, 2007

RYJ | Claymore/Raymond James SB-1 Equity Fund

About the Fund Manager |

About the Fund's Sub-Adviser and Portfolio Manager

Claymore/Raymond James SB-1 Equity Fund is sub-advised by Raymond James & Associates, Inc. ("Raymond James") and managed by Claymore Advisors, LLC ("Claymore"). The Fund invests substantially all of its net assets in the equity securities that are rated, at the time of purchase, "Strong Buy 1" by Raymond James analysts.

Raymond James & Associates, Inc.

Raymond James & Associates, Inc. is a wholly-owned subsidiary of Raymond James Financial, Inc., a Florida-based holding company whose subsidiaries are engaged in various financial services businesses including brokerage, trading, investment banking, asset management and financial planning services. The firm provides investment research, including the determination and dissemination of securities rated SB-1 by Raymond James analysts. The firm's research department supports the company's institutional and retail sales efforts and publishes research on approximately 600 companies.

Overview of Raymond James Equity Research

A variety of factors go into the research process used by Raymond James analysts including an assessment of industry dynamics, interviews of company executives, analysis of competition and information as available from suppliers, distributors, major customers and other independent sources. Each stock in the Raymond James coverage universe is assigned a rating of Strong Buy, Outperform, Market Perform or Underperform. Raymond James prizes analyst independence, objectivity, thorough analysis and integrity, believing that value-added analysis and independent judgment are critical elements in the quest for superior investment performance. Raymond James equity analysts strive to anticipate both positive and negative information and to respond accordingly with timely changes in ratings, earnings estimates and price targets.

Claymore Advisors, LLC

The Fund is managed by Chuck Craig, who serves as Portfolio Manager of the Fund. Claymore provides a continuous investment program for the Fund's portfolio and executes the purchase and sale of securities on behalf of the Fund. Chuck Craig, CFA, joined Claymore in May 2003. In addition to his role as Portfolio Manager of the Fund and other funds managed by Claymore, Mr. Craig is involved in the research, selection and development of new products for Claymore.

                                            Annual Report | August 31, 2007 | 23

Claymore Securities, Inc.
2455 Corporate West Drive                                                 RYJ
Lisle, IL 60532                                                         LISTED
Member FINRA/SIPC                                                       NYSE(R)

            NOT FDIC-INSURED | NOT BANK- GUARANTEED | MAY LOSE VALUE

                                                                     RYJ-AR-0807

       SEMIANNUAL
           REPORT
February 29, 2008
      (unaudited)
                                                         |
                                 Claymore/Raymond James  |RYJ
                                       SB-1 Equity Fund  |
                                                         |



RAYMOND JAMES

Logo: Claymore(R)
                       www.claymore.com

           ... YOUR ROAD TO THE LATEST,

  MOST UP-TO-DATE INFORMATION ABOUT THE

CLAYMORE/RAYMOND JAMES SB-1 EQUITY FUND


The shareholder report you are reading right now is just the beginning of the story. Online at WWW.CLAYMORE.COM/RYJ, you will find:

o    Daily, weekly and monthly data on share prices, distributions and more

o    Portfolio overviews and performance analyses

o    Announcements, press releases, special notices and tax characteristics

Raymond James and Claymore are continually updating and expanding shareholder information services on the Fund's website, in an ongoing effort to provide you with the most current information about how your Fund's assets are managed, and the results of our efforts. It is just one more way we are working to keep you better informed about your investment in the Fund.



2 SemiAnnual Report | February 29, 2008

RYJ | Claymore/Raymond James SB-1 Equity Fund

Dear SHAREHOLDER |


We are pleased to submit the semi-annual shareholder report for the Claymore/Raymond James SB-1 Equity Fund (the "Fund"). This report covers performance for the Fund's semi-annual period ended February 29, 2008. As you may know, the Fund's investment objective is to provide capital appreciation to shareholders. Claymore Advisors, LLC is the Investment Adviser to the Fund; the Fund's Sub-Adviser is Raymond James & Associates, Inc. ("Raymond James"). The Fund seeks to achieve that objective by investing substantially all of its net assets in the equity securities that are rated, at the time of purchase, "Strong Buy 1" by Raymond James analysts.

Raymond James & Associates, Inc. is a wholly-owned subsidiary of Raymond James Financial, Inc., a Florida-based holding company whose subsidiaries are engaged in various financial services businesses including brokerage, trading, investment banking, asset management and financial planning services. The firm's research department supports the company's institutional and retail sales efforts and publishes research on more than 600 companies.

This Fund provides investors with direct access to Raymond James' professional equity research through a retail product. While there are no guarantees of success, we have confidence in the stock research methodologies employed by Raymond James analysts and are optimistic about the Fund's long-term prospects.

All Fund returns cited - whether based on net asset value ("NAV") or market price - assume the reinvestment of all distributions. For the six-month period ended February 29, 2008, the Fund's return was negative, but in line with market trends. The Fund's total return based on market value was -9.28%, which represents a closing market price of $15.82 on February 29, 2008, versus $19.27 on August 31, 2007. On an NAV basis, the Fund generated a total return of -11.45%. This represents an NAV of $17.53 on February 29, 2008, versus $21.67 on August 31, 2007. The Fund's market price on February 29, 2008, represented a market price discount to NAV of 9.75%; as of August 31, 2007, the discount was 11.08%. We believe that the Fund's market price discount to NAV represents an opportunity, as common shares of the Fund continue to be available in the market at prices below the value of the securities in the underlying portfolio.

When shares trade at a discount to NAV, the Dividend Reinvestment Plan ("DRIP") takes advantage of the discount by reinvesting distributions in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund's common shares is at a premium to NAV, the DRIP reinvests participants' dividends in newly-issued common shares at NAV, subject to an IRS limitation that the purchase price cannot be more than 5% below the market price per share. The DRIP provides a cost effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. Shareholders have the opportunity to reinvest their dividends from the Fund through the DRIP, which is described in detail on page 20 of this report.


                                         SemiAnnual Report | February 29, 2008 3

RYJ | Claymore/Raymond James SB-1 Equity Fund | DEAR SHAREHOLDER continued


The Fund paid an annual dividend of $1.84 per common share on December 31, 2007. For tax purposes, approximately $1.51 of this distribution was classified as ordinary income with the remaining $0.33 representing realized long-term capital gains. A substantial portion of this ordinary income relates to realized short-term capital gains. The Fund re-balances frequently as new securities are added as the SB-1 or others are removed. As a result, a significant portion of any realized gain/loss would likely relate to securities held for one-year or less. Any short-term capital gain distributed by the Fund would be taxed as ordinary income.

To learn more about the Fund's performance and investment strategy, we encourage you to read the Questions & Answers section of the report, which begins on page
5. You will find information about what impacted the performance of the Fund during the first half of the 2008 fiscal year and the Investment Adviser's views on the market environment.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund's website at www.claymore.com/ryj.

Sincerely,

/s/ Nicholas Dalmaso

Nicholas Dalmaso
Claymore/Raymond James SB-1 Equity Fund

4 SemiAnnual Report | February 29, 2008

RYJ | Claymore/Raymond James SB-1 Equity Fund

QUESTIONS & ANSWERS |


CHUCK R. CRAIG, CFA, PORTFOLIO MANAGER
Chuck Craig joined Claymore Securities, Inc., an affiliate of Claymore Advisors, LLC (either entity separately, or both entities together, "Claymore") in May 2003, and is a Managing Director, Portfolio Management and Supervision. Mr. Craig is also a Portfolio Manager for Claymore's line of exchange-traded funds. Additionally, he is involved in the screening, selection and development of the firm's unit investment trusts and new products. Prior to joining Claymore, Mr. Craig spent four years with First Trust Portfolios L.P. (formerly Nike Securities) as an equity research analyst and portfolio manager within the Equity Strategy Research Group. He has more than 10 years of investment industry experience and is a CFA charterholder. He received an M.S. degree in Financial Markets at the Illinois Institute of Technology and a B.S. in Finance from Northern Illinois University. Mr. Craig served for eight years in the U.S. Air Force, including six years at the White House Communications Agency serving three U.S. presidents and their staffs.

Claymore Advisors, LLC is the Investment Adviser of the Claymore/Raymond James SB-1 Equity Fund (the "Fund"). As Investment Adviser, Claymore manages the investment and reinvestment of the Fund's assets and day-to-day activities of the Fund as delegated by the Fund's Trustees. Below, Mr. Craig discusses the Fund's performance for the six-month period ended February 29, 2008.


BEFORE WE DISCUSS PERFORMANCE, WILL YOU REMIND US OF THE FUND'S INVESTMENT OBJECTIVE AND HOW THE FUND WAS DESIGNED TO SEEK THAT OBJECTIVE?

Claymore/Raymond James SB-1 Equity Fund is the only retail product that provides investors with direct access to Raymond James & Associates, Inc.'s ("Raymond James", the Fund's Sub-Adviser), professional equity selection of Strong Buy 1 ("SB-1") securities. The Fund's investment objective is to provide capital appreciation to investors. The Fund seeks to achieve that objective by investing substantially all of its net assets in the equity securities that are rated, at the time of purchase, a "Strong Buy 1" by Raymond James analysts. There are currently four ratings categories used by Raymond James (Strong Buy, Outperform, Market Perform or Underperform), with SB-1 being the highest rating. A rating of SB-1 indicates generally that the Raymond James analyst assigning the rating expects the stock to achieve certain total return targets over the next six months and to outperform the S&P 500 Index over that period. For certain higher-yielding equities, such as real estate investment trusts ("REITs") and certain master limited partnerships ("MLPs"), the analyst anticipates the stock to achieve certain total return targets over the next 12 months. Of course there is no guarantee that the stocks rated SB-1 will produce positive returns. The SB-1 ratings assigned by Raymond James analysts are not intended as guarantees of investment performance of those rated securities or of the Fund, nor are the SB-1 ratings an expectation or prediction of the performance of the Fund.

PLEASE TELL US ABOUT THE ECONOMIC AND MARKET ENVIRONMENT DURING THE SIX MONTHS ENDED FEBRUARY 29, 2008.

The six-month period from August 31, 2007, through February 29, 2008, was a period of considerable economic uncertainty and significant turmoil throughout the capital markets. In the last few months of 2007, what began as a correction in the U.S. housing market accelerated into a crisis in the sub-prime mortgage market with profound implications for the entire economy. By early 2008, there had been pronounced changes in attitudes toward risk in financial markets, as demonstrated by wider credit spreads, severe dislocation in short-term credit markets, overall tightening of financial conditions and an increasingly volatile equity market. The Federal Reserve Board reduced interest rates five times between September 2007 and January 2008, striving to strike a balance between providing liquidity to financial markets and keeping inflation at a moderate level. Even with this stimulus, recent trends in employment, consumer spending and other indicators have led many economists to forecast that the U.S. will experience a recession during 2008.

In this challenging economic environment, most U.S. equity indices posted negative returns. Large-cap stocks performed better than small-cap stocks, as investors demonstrated a preference for investments considered to be less risky. Seven of the 10 sectors within the S&P 500 Index had negative returns; only the energy, materials and consumer staples sectors posted positive returns. The weakest sector was financials, followed by the telecommunication services and consumer discretionary sectors.

HOW DID THE FUND PERFORM IN THIS ENVIRONMENT?

All Fund returns cited - whether based on net asset value ("NAV") or market price - assume the reinvestment of all distributions. For the six months ended February 29, 2008, the Fund's returns were negative, in line with market trends. For this six-month period, the Fund's total return based on market price was -9.28%; return on an NAV basis was -11.45%. For NAV performance comparison purposes, the S&P 500 Index ("S&P 500" or the "Index") returned -8.79% for the same time period. The S&P 500 is generally considered representative of the U.S. large-cap stock market.Additionally, the S&P 400 MidCap Index returned



                                         SemiAnnual Report | February 29, 2008 5

RYJ | Claymore/Raymond James SB-1 Equity Fund | QUESTIONS & ANSWERS continued



-8.05%. The S&P 400 MidCap Index is a market-capitalization weighted index designed to represent U.S. companies of $1.5 billion to $5 billion capitalization range and is a widely used measure of mid-size company U.S. stock market performance.

On February 29, 2008, the Fund's closing market price was $15.82, and the NAV's closing price was $17.53, reflecting a market price discount to NAV of 9.75%. On August 31, 2007, the Fund's market price closed at $19.27 and its NAV was $21.67, reflecting a market price discount to NAV of 11.08%.

The market value of the Fund's shares fluctuates from time to time, and it may be higher or lower than the Fund's NAV. The current market price discount to NAV may provide an opportunity for suitable investors to purchase shares of the Fund below the market value of the securities in the underlying portfolio.
We believe that, over the long term, the progress of the NAV will be reflected in the market price return to shareholders.

WILL YOU TELL US MORE ABOUT RAYMOND JAMES' RESEARCH AND RANKING SYSTEM?

Raymond James' research department supports the company's institutional and retail sales efforts and publishes research on more than 600 companies. The firm's Equity Research Team is composed of more than 40 fundamental equity analysts. The analysts examine each company's balance sheets, operations, sales, earnings history, growth potential and management among other firm-specific data. The analysts cover eight primary market sectors including communications, consumer, energy, financial services, health care, industrial services, real estate and technology. The work of the fundamental analysts is complemented by technical and economic analysts, and is supported by nearly 60 research associates and support staff.

The ratings assigned by Raymond James analysts represent such analysts' judgments given available facts and public information and are not intended to be guarantees of investment performance of rated securities or of the Fund. The Raymond James Stock-Rating Guide serves as a guideline for the firm's equity research analysts and is in no way indicative of the future performance of any individual stock, industry sector or the Claymore/Raymond James SB-1 Equity Fund.

HOW IS THE PORTFOLIO CONSTRUCTED AND HOW IS IT MAINTAINED TO REPRESENT THE SUB-ADVISER'S STRONG BUY 1 PICKS?

The Fund employs a modified equal-weighting methodology, meaning the Fund seeks to invest an equal percentage of the Fund's total assets in each SB-1 security, within the constraints of the underlying securities. Occasionally, some of the securities may exhibit relatively low liquidity. In those cases, the Fund may take an initial position that is less than an equal weight in order to mitigate the risk of adversely affecting the price of the less liquid security. At rebalancing, the Fund seeks to bring portfolio securities to an equal weight.

While SB-1 ratings can potentially change every business day, we rebalance and reconstitute the portfolio approximately every two weeks or twice monthly. We do so in an effort to reduce turnover and transaction costs for the Fund. At the time of reconstitution and rebalancing, we sell securities that are no longer ranked SB-1, add securities not currently in the portfolio that have been upgraded to an SB-1 ranking and adjust the portfolio in accordance with our modified equal-weighting methodology.

WHAT ARE THE PORTFOLIO'S CURRENT AREAS OF EMPHASIS?

On February 29, 2008, the Fund's largest sector positions were in energy (18.8% of total investments), health care (14.5% of total investments) and consumer discretionary (12.1% of total investments). The portfolio held mainly common stocks (91.8% of total investments) and MLPs (8.1% of total investments).

At the end of the period, small-capitalization companies represented approximately 61% of total investments; mid-cap companies represented 18%; and large-cap companies represented 20% of total investments. Cash and other investments represented the remaining 1%. It is important to remember that the Fund is rebalanced twice each month and these sector allocations and security types can and do change.


WHAT ARE SOME FACTORS THAT INFLUENCED PERFORMANCE DURING THE PERIOD?

Although portfolio securities are selected based on Raymond James' rankings and not by virtue of their market capitalization, industry or sector, some of these factors did influence the Fund's performance.


6 SemiAnnual Report | February 29, 2008

RYJ | Claymore/Raymond James SB-1 Equity Fund | QUESTIONS & ANSWERS continued



The Fund's performance was helped by its underweight relative to the S&P 500 in the financials sector, which was the worst performing sector in the Index. Stock selection in the financials sector also contributed to performance, as the portfolio did not hold some of the stocks that experienced very sharp declines. Also positive was an overweight position relative to the Index in the energy sector, which performed well. The Fund's overweight position in the information technology sector, as well as stock selection in this sector, detracted from performance. An underweight in the consumer staples sector detracted from performance relative to the Index, although stock selection in this sector contributed to performance.

WHAT WERE SOME OF THE SECURITIES THAT HELPED AND HURT THE FUND'S PERFORMANCE?

One of the top performing holdings was CONSOL Energy, Inc. (not held in the portfolio at period end), which produces energy from coal and gas, serving the electric power generation industry in the United States; this company's earnings benefited from robust global demand for coal. Also positive was a position in Walter Industries, Inc. (not held in the portfolio at period end), a diversified industrial company with positions in natural resources and home construction. Walter reported earnings well above analysts' estimates for the fourth quarter of 2007. Another contributor was ICON plc (not held in the portfolio at period end), a contract research organization based in Ireland that provides outsourced development services on a global basis to the pharmaceutical, biotechnology and medical device industries. ICON continued to expand, both organically and through strategic acquisitions.

A position in Avanex Corporation (0.8% of total investments), which manufactures and markets fiber optic-based products known as photonic processors, detracted from performance. Avanex recently issued revenue and earnings forecasts for 2008 that were below analysts' prior estimates. Also negative was a position in PGT, Inc. (0.1% of total investments), a manufacturer and supplier of residential impact-resistant windows and doors; PGT's revenue and earnings have been hurt by the weakness in residential construction, necessitating significant layoffs. Another position that detracted from performance was NII Holdings, Inc. (0.8% of total investments), which provides digital wireless communication services to business customers in Latin American markets. This stock weakened despite strong earnings reports and management's positive outlook for 2008.

PLEASE TELL US ABOUT THE FUND'S DISTRIBUTIONS?

The Fund's investment objective is to provide capital appreciation. The Fund intends to pay substantially all of its net investment income to common shareholders through annual distributions. In addition, the Fund intends to distribute any net long-term capital gains to common shareholders as long-term capital gain dividends at least annually. To the extent that the Fund realizes net investment income, including short-term capital gains, on a more frequent basis, the Fund may make more frequent distributions to its common shareholders. On December 31, 2007, the Fund made a distribution of $1.84 per share. For tax purposes, approximately $1.51 of this distribution was classified as ordinary income with the remaining $0.33 representing realized long-term capital gains. A substantial portion of this ordinary income relates to realized short-term capital gains. The Fund re-balances frequently as new securities are added as the SB-1 or others are removed. As a result, a significant portion of any realized gain/loss would likely relate to securities held for one-year or less. Any short-term capital gain distributed by the Fund would be taxed as ordinary income.

DO YOU HAVE ANY OTHER COMMENTS FOR SHAREHOLDERS?

While the Fund's NAV return was negative over the past six months, NAV return has been positive for the period since the Fund's inception date of May 19, 2006. There are of course no guarantees of success, but we have confidence in the stock research methodologies employed by Raymond James analysts. The last few months have been a challenging time for all equity investors, including investors in closed-end funds, many of which currently sell at discounts to NAV. The closed-end fund marketplace has experienced such sell-offs in the past, as investors react based on market momentum rather than considering relative strength or weakness in the underlying securities in the closed-end fund itself. When considering performance, we encourage investors to take a long-term view. Investment performance changes on a daily basis and the true test of a Fund's success is whether it can stand the test of time. The market price of a Fund is, of course, independent of its NAV. With that said, we hope that both the Fund's NAV and its market price will improve in the future. Bear in mind, the Fund has an automatic open-end conversion feature that seeks to address market price discounts to the net asset value that are sometimes associated with closed-end funds.


                                         SemiAnnual Report | February 29, 2008 7

RYJ | Claymore/Raymond James SB-1 Equity Fund | QUESTIONS & ANSWERS continued



The Fund's Agreement and Declaration of Trust provides that (beginning after 18 months of operations from the inception date of May 19, 2006) if the Fund's Common Shares close on the New York Stock Exchange ("NYSE") for 75 consecutive trading days at a price that is a 10 % or greater discount from the NAV of the Fund's common shares, the Fund will commence the process necessary to convert the Fund into an open-end investment company. Although the Fund is required to convene a special shareholder meeting at which the Fund's shareholders can vote to maintain the Fund's status as a closed-end fund, there can be no assurance that such a vote would be obtained. If such a vote is not obtained, the Fund would convert automatically to an open-end fund and would no longer be listed on the NYSE. The Fund's shares would be purchased and redeemed by the Fund at NAV and the Fund could be required to commence a continuous offering of its shares upon the conversion to an open-end fund.


RYJ RISKS AND OTHER CONSIDERATIONS

The Fund is a diversified, closed-end management investment company with a limited history of operations and a limited history of public trading. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the common shares of the Fund represents an indirect investment in the securities and other instruments owned by the Fund. The value of those securities and other instruments may fluctuate, sometimes rapidly and unpredictably, and will affect the value of the common shares.

The Fund's common shares may trade at a discount or a premium in relation to net asset value. At any point in time, the common shares may be worth less than the original investment, including the reinvestment of Fund dividends and/or distributions. An investment in the common shares of the Fund is intended for long-term investors and should not be considered a complete investment program. Each common shareholder should take into account the Fund's investment objective as well as the common shareholder's other investments when considering an investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.

A principal risk of investing in the Fund is equity risk, which is the risk that the value of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate or factors relating to specific companies in which the Fund invests. An adverse event, such as an unfavorable earnings report, a research downgrade, including one issued by the Sub-Adviser, may depress the value of common stock of an issuer held by the Fund.

The Fund may invest in securities of issuers that have comparatively smaller capitalizations relative to issuers whose securities are included in major benchmark indices, which present unique investment risks. Equity securities of smaller capitalization companies generally are less liquid than those of larger companies.

Investments in securities of non-U.S. issuers involve special risks not presented by investments in securities of U.S. issuers, including: (i) there may be less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile than the U.S. market; and (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund's investments.

Investing in REITs makes the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents, increases in competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry.

An investment in MLP units involves risk that differs from a similar investment in equity securities, such as common stock, of a corporation. Holders of MLP units have rights typically afforded to limited partners in a limited partnership. As compared to common shareholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership. There are certain tax risks associated with an investment in MLP units. Additionally, conflicts of interest may exist between common unit holders and the general partner of an MLP; for example a conflict may arise as a result of incentive distribution payments. The Fund will not invest more than 25% of its assets in MLPs.

The Fund is subject to management risk because it is an actively-managed investment portfolio. The Investment Adviser will apply investment techniques and risk analysis in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. There can be no assurance that the Sub-Adviser will be successful in its analysis of stocks upgraded to or downgraded from "SB-1"status. There are no assurances that Raymond James will continue to provide equity research to the degree currently provided by it, or that it will continue to provide research services at all. Raymond James may decrease (i) the number of equity analysts that it employs,
(ii) the number of industries, or (iii) the number of issuers within an industry, that such analysts cover.

An investment in the Fund is subject to certain risks and other considerations, including, but not limited to: Industry and Sector Risk; Other Investment Company Risk; Risks Relating to Raymond James Equity Securities Ratings; Risks Associated with Other Business Activities of Raymond James; Investment Strategy Risk; Market Discount Risk; Portfolio Turnover Risk; Strategic Transactions Risk; and Current Developments Risk.

Investors should carefully consider the investment objective and policies, risk considerations, charges and ongoing expenses of the Fund before investing.


8 SemiAnnual Report | February 29, 2008

RYJ | Claymore/Raymond James SB-1 Equity Fund

Fund SUMMARY | AS OF FEBRUARY 29, 2008 (unaudited)

FUND STATISTICS
--------------------------------------------------------------------------------
Share Price                                     $15.82
Common Share Net Asset Value                    $17.53
Premium/Discount to NAV                         -9.75%
Net Assets ($000)                             $194,969
--------------------------------------------------------------------------------

TOTAL RETURNS
--------------------------------------------------------------------------------
(Inception 5/19/06)           Market               NAV
--------------------------------------------------------------------------------
Six Month                     -9.28%           -11.45%
One Year                      -3.68%            -5.47%
Since Inception -
   average annual             -6.97%             0.57%
--------------------------------------------------------------------------------

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                             % OF TOTAL
PORTFOLIO BREAKDOWN*                        INVESTMENTS
--------------------------------------------------------------------------------
Energy                                            18.8%
Health Care                                       14.5%
Consumer Discretionary                            12.1%
Industrials                                       11.2%
Financials                                         9.5%
Semiconductors                                     8.0%
Communications Equipment                           6.8%
Telecommunications                                 6.6%
Software & Services                                4.9%
Electronic Equipment & Instruments                 4.8%
Consumer Staples                                   0.8%
Utilities                                          0.8%
Materials                                          0.8%
Computers & Peripherals                            0.3%
Exchange Traded Funds                              0.1%
--------------------------------------------------------------------------------
* Represents broad sectors and not specific industries.

                                             % OF TOTAL
TOP TEN HOLDINGS                            INVESTMENTS
--------------------------------------------------------------------------------
Leap Wireless International, Inc.                  1.0%
NTELOS Holdings Corp.                              0.9%
Kendle International Inc.                          0.9%
Continental Resources, Inc.                        0.9%
Cogent, Inc.                                       0.9%
EMS Technologies, Inc.                             0.9%
Stanley Furniture Co., Inc.                        0.9%
MetroPCS Communications, Inc.                      0.9%
Akamai Technologies, Inc.                          0.9%
Whiting Petroleum Corp.                            0.9%
--------------------------------------------------------------------------------
Sectors and holdings are subject to change daily. For more current information, please visit www.claymore.com. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.

Line Chart:
Share Price & NAV Performance
2/28/2007         15.68         17.52
                  15.57          17.4
                   15.9         17.76
                  16.07         17.91
                   15.9         17.73
                  16.19         18.06
                  16.57         18.45
                  16.45         18.29
                  15.96         17.74
                   15.8          17.5
                  15.97         17.73
                  15.94         17.69
                  16.15         17.84
                  16.16         17.93
                  16.46         18.27
                  16.12          17.9
                  16.13         17.79
                  16.15         17.81
                  16.26         17.98
                  15.97         17.62
                  15.97         17.64
                  16.25         17.97
                  16.42         18.19
                  16.42         18.19
                  16.34         17.96
2/29/2008         15.82         17.53


Pie Chart:
Holdings by Capitalization*
Asset Class
Small-cap       61%
Large-cap       20%
Mid-cap         18%
Cash and Other
Investments      1%

* As a percentage of total investments.



                                             % OF TOTAL
ASSET ALLOCATION                             NET ASSETS
--------------------------------------------------------------------------------
Common Stocks                                     91.8%
Master Limited Partnerships                        8.1%
Exchange Traded Funds                              0.1%
Other Assets in excess of Liabilities              0.0%
--------------------------------------------------------------------------------
                                                 100.0%
--------------------------------------------------------------------------------


                                         SemiAnnual Report | February 29, 2008 9

RYJ | Claymore/Raymond James SB-1 Equity Fund


Portfolio of INVESTMENTS | FEBRUARY 29, 2008 (unaudited)


   NUMBER
OF SHARES  DESCRIPTION                                     VALUE
----------------------------------------------------------------
           TOTAL INVESTMENTS - 100.0%
           Common Stocks - 91.8%
           Communications Equipment - 6.8%
  115,500  ADC Telecommunications, Inc. (a)           $1,578,885
1,976,900  Avanex Corp. (a)                            1,603,266
   60,100  EMS Technologies, Inc. (a)                  1,730,279
   29,500  Harris Corp.                                1,440,485
  122,200  JDS Uniphase Corp. (a)                      1,606,930
   81,900  KVH Industries, Inc. (a)                      710,892
  138,800  Motorola, Inc.                              1,383,836
   42,900  Nokia Corp. - ADR (Finland)                 1,544,829
  281,091  Orbcomm, Inc. (a)                           1,602,219
----------------------------------------------------------------
                                                      13,201,621
----------------------------------------------------------------
           COMPUTERS & PERIPHERALS - 0.3%
  720,900  Concurrent Computer Corp. (a)                 576,720
----------------------------------------------------------------
           CONSUMER DISCRETIONARY - 12.1%
   13,700  Autozone, Inc. (a)                          1,576,596
   35,700  Best Buy Co., Inc.                          1,535,457
   37,500  Carnival Corp. (Panama)                     1,475,625
   53,700  Culp, Inc. (a)                                392,010
   62,100  Dollar Tree, Inc. (a)                       1,666,143
   57,100  Ethan Allen Interiors, Inc.                 1,555,404
   56,300  Home Depot, Inc.                            1,494,765
   66,700  Lowe's Cos., Inc.                           1,598,799
   60,500  Marvel Entertainment, Inc. (a)              1,521,575
   56,700  O'Reilly Automotive, Inc. (a)               1,528,632
  308,000  Pier 1 Imports, Inc. (a)                    1,613,920
   37,600  Polaris Industries, Inc.                    1,435,568
   41,500  Royal Caribbean Cruises Ltd. (Liberia)      1,452,915
  128,900  Stanley Furniture Co., Inc.                 1,696,324
   53,200  Urban Outfitters, Inc. (a)                  1,531,096
   17,800  WhirlPool Corp.                             1,501,786
----------------------------------------------------------------
                                                      23,576,615
----------------------------------------------------------------
           CONSUMER STAPLES - 0.8%
   38,500  CVS Caremark Corp.                          1,554,630
----------------------------------------------------------------
           ELECTRONIC EQUIPMENT & INSTRUMENTS - 4.8%
  46,200   Avnet, Inc. (a)                             1,557,402
  175,700  Cogent, Inc. (a)                            1,757,000
   96,200  Ingram Micro, Inc. - Class A (a)            1,468,974
   86,100  Insight Enterprises, Inc. (a)               1,509,333
  125,400  L-1 Identity Solutions, Inc. (a)            1,499,784
   47,700  Tech Data Corp. (a)                         1,590,795
----------------------------------------------------------------
                                                       9,383,288
----------------------------------------------------------------


   NUMBER
OF SHARES  DESCRIPTION                                     VALUE
----------------------------------------------------------------
           ENERGY - 11.5%
   14,200  Apache Corp.                               $1,628,882
   36,500  Cameron International Corp. (a)             1,550,520
   63,100  Continental Resources, Inc. (a)             1,771,848
   67,300  Delta Petroleum Corp. (a)                   1,612,508
   13,300  Diamond Offshore Drilling, Inc.             1,607,039
  125,500  Harvest Natural Resources, Inc. (a)         1,538,630
   68,700  InterOil Corp. (Canada) (a)                 1,499,034
   27,700  Lufkin Industries, Inc.                     1,583,332
   24,400  National Oilwell Varco, Inc. (a)            1,520,120
   32,300  Noble Corp. (Cayman Islands)                1,587,545
   21,500  Occidental Petroleum Corp.                  1,663,455
   18,600  Schlumberger Ltd. (Netherland Antilles)     1,607,970
   11,415  Transocean, Inc. (Cayman Islands)           1,603,922
   27,600  Whiting Petroleum Corp. (a)                 1,689,672
----------------------------------------------------------------
                                                      22,464,477
----------------------------------------------------------------
           FINANCIALS - 9.5%
   33,700  Allstate Corp. (The)                        1,608,501
   30,861  American Physicians Service Group, Inc.       583,273
   42,000  Argo Group International Holdings Ltd.
             (Bermuda) (a)                             1,571,640
  134,239  Cardinal Financial Corp.                    1,067,200
   30,400  Chubb Corp.                                 1,547,360
  117,800  CoBiz Financial, Inc.                       1,447,762
  169,148  First Bancorp (Puerto Rico)                 1,529,098
  120,100  First State Bancorporation                  1,426,788
   66,100  HCC Insurance Holdings, Inc.                1,590,366
   89,500  New York Community Bancorp, Inc.            1,461,535
   17,200  Nexity Financial Corp. (a)                    130,376
   68,100  Pinnacle Financial Partners, Inc. (a)       1,562,214
  139,000  Popular, Inc. (Puerto Rico)                 1,534,560
   28,000  Reinsurance Group of America, Inc.          1,531,880
----------------------------------------------------------------
                                                      18,592,553
----------------------------------------------------------------
           HEALTH CARE - 14.5%
   34,400  Amedisys, Inc. (a)                          1,471,632
   26,100  Cardinal Health, Inc.                       1,543,554
   34,300  Cerner Corp. (a)                            1,490,335
   78,000  Eclipsys Corp. (a)                          1,665,300
   38,500  Forest Laboratories, Inc. (a)               1,531,145
  137,900  HLTH Corp. (a)                              1,632,736
   67,071  IMS Health, Inc.                            1,509,768
   24,900  Johnson & Johnson                           1,542,804
   39,910  Kendle International Inc. (a)               1,788,367
  273,800  NovaMed, Inc. (a)                           1,097,938
  122,300  Noven Pharmaceuticals, Inc. (a)             1,658,388
   70,100  Pfizer, Inc.                                1,561,828
   35,200  Pharmaceutical Product Development, Inc.    1,586,464
  100,808  Phase Forward, Inc. (a)                     1,605,871


See notes to financial statements.

10 SemiAnnual Report | February 29, 2008

RYJ | Claymore/Raymond James SB-1 Equity Fund | PORTFOLIO OF INVESTMENTS (unauditd) continued


   NUMBER
OF SHARES  DESCRIPTION                                     VALUE
----------------------------------------------------------------
           HEALTH CARE (CONTINUED)
   54,400  Psychiatric Solutions, Inc. (a)            $1,538,976
   74,100  Schering-Plough Corp.                       1,607,970
   31,500  Universal Health Services, Inc. - Class B   1,682,730
   37,900  Wyeth                                       1,653,198
----------------------------------------------------------------
                                                      28,169,004
----------------------------------------------------------------
           INDUSTRIALS - 11.2%
  100,400  Argon ST, Inc. (a)                          1,631,500
  158,500  Casella Waste Systems, Inc. - Class A (a)   1,567,565
   33,300  Con-Way, Inc.                               1,508,823
   27,200  Harsco Corp.                                1,536,528
  110,900  Heartland Express, Inc.                     1,550,382
   51,400  Herman Miller, Inc.                         1,533,262
   91,800  Interface, Inc. - Class A                   1,538,568
   95,022  JA Solar Holdings Co. Ltd. - ADR
             (Cayman Islands) (a)                      1,357,864
  118,400  Knoll, Inc.                                 1,667,072
   33,500  Landstar System, Inc.                       1,553,730
   39,510  PGT, Inc. (a)                                 134,334
   50,850  Republic Services, Inc.                     1,552,451
   52,700  Ryanair Holdings PLC - ADR (Ireland) (a)    1,506,166
   22,800  Sunpower Corp. - Class A (a)                1,498,416
   52,900  Waste Connections, Inc. (a)                 1,606,044
----------------------------------------------------------------
                                                      21,742,705
----------------------------------------------------------------
           MATERIALS - 0.8%
  42,700   Scotts Miracle-Gro Co. (The) - Class A      1,519,693
----------------------------------------------------------------
           SEMICONDUCTORS - 8.0%
   90,200  Altera Corp.                                1,543,322
   66,800  Diodes, Inc. (a)                            1,507,676
   79,600  Intel Corp.                                 1,588,020
  209,200  Micron Technology, Inc. (a)                 1,573,184
   70,650  Nvidia Corp. (a)                            1,511,204
  483,700  RF Micro Devices, Inc. (a)                  1,523,655
  188,300  Skyworks Solutions, Inc. (a)                1,555,358
   52,000  Texas Instruments, Inc.                     1,557,920
   52,400  Trina Solar Ltd. - ADR
             (Cayman Islands) (a)                      1,664,748
   72,500  Xilinx, Inc.                                1,621,100
----------------------------------------------------------------
                                                      15,646,187
----------------------------------------------------------------
           SOFTWARE & SERVICES - 4.9%
   48,100  Akamai Technologies, Inc. (a)               1,691,196
  416,500  Art Technology Group, Inc. (a)              1,407,770
   38,800  Automatic Data Processing, Inc.             1,550,060
  109,000  Interactive Intelligence, Inc. (a)          1,554,340
   30,800  NCI, Inc. - Class A (a)                       545,776
   92,500  Nuance Communications, Inc. (a)             1,521,625
  129,600  Switch & Data Facilities Co., Inc. (a)      1,354,320
----------------------------------------------------------------
                                                       9,625,087
----------------------------------------------------------------



   NUMBER
OF SHARES  DESCRIPTION                                     VALUE
----------------------------------------------------------------
           TELECOMMUNICATIONS - 6.6%
  288,300  Centennial Communications Corp. (a)        $1,519,341
   36,400  Embarq Corp.                                1,526,616
   43,500  Leap Wireless International, Inc. (a)       1,860,060
  106,300  MetroPCS Communications, Inc. (a)           1,695,485
   37,900  NII Holdings, Inc. (a)                      1,505,767
   83,925  NTELOS Holdings Corp.                       1,790,120
  189,360  PAETEC Holding Corp. (a)                    1,461,859
   49,100  SBA Communications Corp. - Class A (a)      1,524,555
----------------------------------------------------------------
                                                      12,883,803
----------------------------------------------------------------
           TOTAL COMMON STOCKS - 91.8%
           (Cost $188,063,138)                       178,936,383
----------------------------------------------------------------
           MASTER LIMITED PARTNERSHIPS - 8.1%
           ENERGY - 7.3%
   48,300  Energy Transfer Equity L.P.                 1,606,458
   32,500  Energy Transfer Partners L.P.               1,557,400
   51,300  Enterprise Products Partners L.P.           1,588,761
   54,400  Inergy L.P.                                 1,589,024
   61,000  Magellan Midstream Holdings L.P.            1,568,920
   65,900  Targa Resources Partners L.P.               1,597,416
   50,900  Teekay LNG Partners L.P.
             (Marshall Islands)                        1,529,545
   62,079  Teekay Offshore Partners L.P.
             (Marshall Islands)                        1,572,461
   43,800  Williams Partners L.P.                      1,626,294
----------------------------------------------------------------
                                                      14,236,279
----------------------------------------------------------------
           UTILITIES - 0.8%
   37,500  Suburban Propane Partners L.P.              1,539,750
----------------------------------------------------------------
           TOTAL MASTER LIMITED PARTNERSHIPS - 8.1%
           (Cost $13,727,826)                         15,776,029
----------------------------------------------------------------
           EXCHANGE TRADED FUNDS - 0.1%
   1,300   Midcap SPDR Trust Series 1
           (Cost $186,630)                               187,525
----------------------------------------------------------------
           TOTAL INVESTMENTS - 100.0%
           (Cost $201,977,594)                       194,899,937
           Other Assets in excess
             of Liabilities - 0.0%                        69,361
----------------------------------------------------------------
           NET ASSETS - 100.0%                      $194,969,298
================================================================

ADR - American Depositary Receipts

L.P. - Limited Partnership

(a)  Non-income producing security.

Securities are classified by sectors that represent broad groupings of related industries.

See notes to financial statements.

                                        SemiAnnual Report | February 29, 2008 11

RYJ | Claymore/Raymond James SB-1 Equity Fund

Statement of ASSETS AND LIABILITIES | FEBRUARY 29, 2008 (unaudited)

ASSETS
   Investments in securities, at value (cost $201,977,594)                                        $194,899,937
   Cash                                                                                                181,036
   Receivable for securities sold                                                                      803,163
   Dividends receivable                                                                                143,067
   Other assets                                                                                          1,753
---------------------------------------------------------------------------------------------------------------
      Total assets                                                                                 196,028,956
---------------------------------------------------------------------------------------------------------------
LIABILITIES
   Payable for securities purchased                                                                    801,292
   Advisory fee payable                                                                                134,081
   Administration fee payable                                                                            4,334
   Accrued expenses and other liabilities                                                              119,951
---------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                              1,059,658
---------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                        $194,969,298
===============================================================================================================
COMPOSITION OF NET ASSETS
   Common stock, $.01 par value per share; unlimited number of shares authorized,
   11,122,822 shares issued and outstanding                                                       $    111,228
   Additional paid-in capital                                                                      211,744,333
   Accumulated net unrealized depreciation on investments                                           (7,077,657)
   Accumulated net realized loss on investments                                                     (9,663,287)
   Accumulated net investment loss                                                                    (145,319)
---------------------------------------------------------------------------------------------------------------
Net Assets                                                                                        $194,969,298
===============================================================================================================
NET ASSET VALUE (based on 11,122,822 common shares outstanding)                                   $      17.53
===============================================================================================================

See notes to financial statements.

12 SemiAnnual Report | February 29, 2008

RYJ | Claymore/Raymond James SB-1 Equity Fund

Statement of OPERATIONS | FOR THE SIX MONTHS ENDED FEBRUARY 29, 2008 (unaudited)

INVESTMENT INCOME
   Dividends (net of return of capital distributions received of $470,715)      $    922,528
   Interest                                                                            8,031
---------------------------------------------------------------------------------------------------------------
      Total income                                                                                $    930,559
---------------------------------------------------------------------------------------------------------------
EXPENSES
   Advisory fee                                                                      955,840
   Professional fees                                                                  67,389
   Printing expenses                                                                  36,371
   Fund accounting                                                                    33,436
   Trustees' fees and expenses                                                        30,491
   Administration fee                                                                 29,915
   Custodian fee                                                                      24,413
   NYSE listing                                                                       10,556
   Insurance                                                                          10,003
   Transfer agent fee                                                                  9,328
   Miscellaneous                                                                       4,361
---------------------------------------------------------------------------------------------------------------
      Total expenses                                                                                 1,212,103
---------------------------------------------------------------------------------------------------------------
      Net investment loss                                                                             (281,544)
---------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
   Net realized loss on investments                                                                 (1,131,186)
   Net change in unrealized depreciation on investments                                            (24,149,529)
---------------------------------------------------------------------------------------------------------------
   NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS                                                 (25,280,715)
---------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                              $(25,562,259)
===============================================================================================================

See notes to financial statements.

                                        SemiAnnual Report | February 29, 2008 13

RYJ | Claymore/Raymond James SB-1 Equity Fund

Statement of CHANGES IN NET ASSETS |

                                                                                      FOR THE
                                                                             SIX MONTHS ENDED            FOR THE
                                                                            FEBRUARY 29, 2008         YEAR ENDED
                                                                                  (UNAUDITED)    AUGUST 31, 2007
----------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
   Net investment loss                                                          $   (281,544)      $   (567,519)
   Net realized gain (loss) on investments                                        (1,131,186)        14,886,062
   Net change in unrealized appreciation (depreciation) on investments           (24,149,529)        14,920,272
----------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from operations               (25,562,259)        29,238,815
----------------------------------------------------------------------------------------------------------------
Distributions to Common Shareholders
   From and in excess of net realized gain                                       (20,465,993)        (1,223,510)
----------------------------------------------------------------------------------------------------------------
      Total increase (decrease) in net assets                                    (46,028,252)        28,015,305
NET ASSETS
   Beginning of period                                                           240,997,550        212,982,245
----------------------------------------------------------------------------------------------------------------
   End of period (including accumulated undistributed net investment
   income (loss) of ($145,319) and $136,225, respectively)                      $194,969,298       $240,997,550
================================================================================================================

See notes to financial statements.

14 SemiAnnual Report | February 29, 2008

RYJ | Claymore/Raymond James SB-1 Equity Fund

Statement of FINANCIAL HIGHLIGHTS |

                                                                                  FOR THE                        FOR THE PERIOD
                                                                         SIX MONTHS ENDED           FOR THE       MAY 19, 2006*
PER SHARE OPERATING PERFORMANCE                                         FEBRUARY 29, 2008        YEAR ENDED             THROUGH
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD                         (UNAUDITED)   AUGUST 31, 2007     AUGUST 31, 2006
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                           $   21.67        $    19.15         $   19.10(b)
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net investment loss(a)                                                          (0.03)            (0.05)            (0.00)(c)
   Net realized and unrealized gain (loss) on investments                          (2.27)             2.68              0.09
------------------------------------------------------------------------------------------------------------------------------------
      Total from investment operations                                             (2.30)             2.63              0.09
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM AND IN EXCESS OF NET REALIZED GAIN       (1.84)            (0.11)             -
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                 $   17.53        $    21.67         $   19.15
------------------------------------------------------------------------------------------------------------------------------------
MARKET VALUE, END OF PERIOD                                                    $   15.82        $    19.27         $   17.50
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(d)
   Net asset value                                                                (11.45)%           13.78%             0.26%
   Market value                                                                    (9.28)%           10.77%           (12.50)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                                           $194,969          $240,998          $212,982
Ratio of net expenses to average net assets                                         1.08%(e)          1.09%             1.12%(e)
Ratio of net investment loss to average net assets                                 (0.25)%(e)        (0.06)%           (0.06)%(e)
Portfolio turnover rate                                                               68%              166%               41%

*    Commencement of investment operations.

(a)  Based on average shares outstanding during the period.

(b)  Before deduction of offering expenses charged to capital.

(c)  Amount is less than $0.01.

(d) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value ("NAV") or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund's Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(e)  Annualized.

See notes to financial statements.

                                        SemiAnnual Report | February 29, 2008 15

RYJ | Claymore/Raymond James SB-1 Equity Fund

Notes to FINANCIAL STATEMENTS | FEBRUARY 29, 2008 (unaudited)



Note 1 - ORGANIZATION:

Claymore/Raymond James SB-1 Equity Fund (the "Fund") was organized as a Delaware statutory trust on March 7, 2006. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "Act").

The Fund's investment objective is to provide capital appreciation. There can be no assurance that the Fund will achieve its investment objective. Under normal market conditions, the Fund will invest substantially all of its net assets in equity securities that are rated, at the time of purchase, Strong Buy 1 ("SB-1") by analysts employed by Raymond James & Associates, Inc. ("Raymond James"). For purposes of the Fund's investment policies, in the event a security is downgraded by Raymond James and is no longer rated SB-1 subsequent to the purchase of such security by the Fund, such security will be considered by the Fund to be rated SB-1 until the next semi-monthly rebalancing and reconstitution date following such downgrade. For as long as the word "SB-1" is in the name of the Fund, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities rated SB-1. The Fund's investment objective is considered fundamental and may not be changed without the approval of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.

The Fund's Declaration of Trust provides that (beginning after 18 months from the date of the Prospectus) if the Fund's Common Shares close on the New York Stock Exchange ("NYSE") for 75 consecutive trading days at a price that is a 10% or greater discount from the net asset value of the Fund's Common Shares, the Fund will commence promptly the process necessary to convert the Fund into an open-end investment company. The Fund's Declaration of Trust provides that in such event a special meeting of shareholders of the Fund would be convened and that the Fund would automatically be converted to an open-end fund unless a majority of the outstanding voting securities of the Fund affirmatively vote to maintain the Fund's status as a closed-end fund.

Note 2 - ACCOUNTING POLICIES:

The preparation of the financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of the significant accounting policies followed by the Fund.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal OTC market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Debt securities are valued at the last available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in goodfaith by the Board of Trustees. Short-term securities with maturities of 60 days or less at time of purchase are valued at amortized cost, which approximates market value.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

The Fund records the character of dividends received from MLPs based on estimates made at the time such distributions are received. These estimates are based upon a historical review of information available from each MLP and other industry sources. The Fund's characterization of the estimates may subsequently be revised based on information received from MLPs after their tax reporting periods conclude.

(c) Distributions

The Fund intends to pay substantially all of its net investment income to Common Shareholders at least annually. In addition, the Fund intends to distribute any capital gains to Common Shareholders at least annually. To the extent that the Fund realizes net investment income, including short-term capital gains, on a more frequent basis, the Fund may make more frequent distributions to its Common Shareholders.

Note 3 - INVESTMENT ADVISORY AGREEMENT, SUB-ADVISORY AGREEMENT AND OTHER AGREEMENTS:

Pursuant to an Investment Advisory Agreement (the "Agreement") between the Fund and Claymore Advisors, LLC (the "Adviser"), the Adviser provides a continuous investment program for the Fund's portfolio; executes recommendations for the purchase and sale of securities; furnishes offices, necessary facilities and equipment; provides administrative services to the Fund; oversees the activities of Raymond James (the Fund's "Sub-Adviser"); provides personnel, including certain officers required for its administrative management; and pays the compensation of all officers and Trustees of the Fund who are its affiliates.

As compensation for its services, the Fund pays the Adviser a fee, payable monthly, in an annual amount equal to 0.85% of the Fund's average daily Managed Assets. "Managed Assets" of the Fund means the total assets of the Fund, including the assets attributable to the proceeds from any borrowings or other forms of financial leverage, minus liabilities, other than liabilities related to any financial leverage.

Pursuant to a Sub-Advisory Agreement between the Fund, the Adviser, and the Sub-Adviser, the Sub-Adviser, under the supervision of the Adviser and Fund's Board of Trustees, provides investment research, including the determination and dissemination of the securities rated SB-1 by Raymond James; may provide certain facilities and personnel, including certain officers required for its administrative management; and pays the compensation of all officers and Trustees of the Fund who are its affiliates. As compensation for its services, the Adviser pays the Sub-Adviser a fee, payable monthly, in an annual amount equal to 0.35% of the Fund's average daily Managed Assets.

Under a separate Fund Administration agreement, the Adviser provides fund administration services to the Fund. As compensation for services performed under the Administration Agreement, the Adviser receives an administration fee payable monthly at the annual rate set forth below as a percentage of the average daily net assets of the fund. For the six months ended February 29, 2008, the Fund recognized expenses of approximately $29,900 for these services.


l6 SemiAnnual Report | February 29, 2008

RYJ | Claymore/Raymond James SB-1 Equity Fund | NOTES TO FINANCIAL STATEMENTS (unaudited) continued


NET ASSETS                                                  RATE
----------------------------------------------------------------
First $200,000,000                                       0.0275%
Next $300,000,000                                        0.0200%
Next $500,000,000                                        0.0150%
Over $1,000,000,000                                      0.0100%
----------------------------------------------------------------

The Bank of New York Mellon ("BNY") acts as the Fund's accounting agent, custodian and transfer agent. As accounting agent, BNY is responsible for maintaining the books and records of the Fund's securities and cash. As custodian, BNY is responsible for the custody of the Fund's assets. As transfer agent, BNY is responsible for performing transfer agency services for the Fund.

Certain officers and trustees of the Fund are also officers and directors of the Adviser. The Fund does not compensate its officers or trustees who are officers or directors of the Adviser.

Note 4 - FEDERAL INCOME TAXES:

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

Information on the components of investments as of February 29, 2008 is as follows:

                                                            NET TAX
     COST OF                                             UNREALIZED
 INVESTMENTS        GROSS TAX        GROSS TAX         DEPRECIATION
         FOR       UNREALIZED       UNREALIZED                   ON
TAX PURPOSES     APPRECIATION     DEPRECIATION          INVESTMENTS
-------------------------------------------------------------------
$206,009,431      $11,476,354    ($22,585,848)        ($11,109,494)

The differences between book basis and tax basis unrealized appreciation/ (depreciation) is attributable to the tax deferral of losses on wash sales and tax adjustments related to master limited partnerships and real estate investment trusts.

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has evaluated the implications of FIN 48 and has determined it does not have any impact on the financial statements as of February 29, 2008.

The 2006 and 2007 tax years are still subject to examination by major jurisdictions.

The tax character of distributions paid during the period ended August 31, 2007 was $1,223,510 of ordinary income.

Note 5 - INVESTMENTS IN SECURITIES:

For the six months ended February 29, 2008, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $152,962,960 and $172,445,999, respectively.


Note 6 - CAPITAL:

COMMON SHARES

The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 11,122,822 issued and outstanding. In connection with the Fund's dividend reinvestment plan, the Fund did not issue any shares during the years ended August 31, 2007 and 2006.

Note 7 - INDEMNIFICATIONS:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would require future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 8 - ACCOUNTING PRONOUNCEMENTS:

In September, 2006, the FASB issued Statement of Financial Accounting Standards No. 157, "Fair Valuation Measurements" ("FAS 157"). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of February 29, 2008, the Fund does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosure will be required about the inputs used to develop measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.


                                        SemiAnnual Report | February 29, 2008 17

Supplemental INFORMATION | (unaudited)


TRUSTEES
The Trustees of the Claymore/Raymond James SB-1 Equity Fund and their principal occupations during the past five years:

NAME, ADDRESS*, YEAR      TERM OF OFFICE**  PRINCIPAL OCCUPATION DURING                 NUMBER OF PORTFOLIOS
OF BIRTH AND POSITION(S)  AND LENGTH OF     THE PAST FIVE YEARS AND                     IN FUND COMPLEX***       OTHER DIRECTORSHIPS
HELD WITH REGISTRANT      TIME SERVED       OTHER AFFILIATIONS                          OVERSEEN BY TRUSTEE      HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------
Randall C. Barnes         Since 2006        Investor (2001-present). Formerly, Senior          40                None.
Year of Birth: 1951                         Vice President and Treasurer (1993-1997),
Trustee                                     President, Pizza Hut International
                                            (1991-1993) and Senior Vice President,
                                            Strategic Planning and New Business
                                            Development (1987-1990) of PepsiCo, Inc.
                                            (1987-1997).

------------------------------------------------------------------------------------------------------------------------------------
Ronald A. Nyberg          Since 2006        Partner of Nyberg & Cassioppi, LLC, a law          43                None.
Year of birth: 1953                         firm specializing in corporate law, estate
Trustee                                     planning and business transactions
                                            (2000-present). Formerly, Executive Vice
                                            President, General Counsel and Corporate
                                            Secretary of Van Kampen Investments
                                            (1982-1999).

------------------------------------------------------------------------------------------------------------------------------------
Ronald E. Toupin, Jr.     Since 2006        Formerly, Vice President, Manager and              40                None.
Year of birth: 1958                         Portfolio Manager of Nuveen Asset Management
Trustee                                     (1998-1999), Vice President of Nuveen
                                            Investment Advisory Corp. (1992-1999), Vice
                                            President and Manager of Nuveen Unit
                                            Investment Trusts (1991-1999), and Assistant
                                            Vice President and Portfolio Manager of
                                            Nuveen Unit Investment Trusts (1988-1999),
                                            each of John Nuveen & Co., Inc. (1982-1999).

INTERESTED TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------

Nicholas Dalmaso+         Since 2006        Senior Managing Director and Chief                 43                None.
Year of birth: 1965                         Administrative Officer of Claymore Advisors,
Trustee and Chief Legal                     LLC and Claymore Securities, Inc.
and Executive Officer                       (2007-present). Formerly, Senior Managing
                                            Director and General Counsel of Claymore
                                            Group Inc., Claymore Advisors, LLC and
                                            Claymore Securities, Inc. (2001-2007).
                                            Assistant General Counsel, John Nuveen and
                                            Co., Inc. (1999-2001). Former Vice President
                                            and Associate General Counsel of Van Kampen
                                            Investments, Inc. (1992-1999).

------------------------------------------------------------------------------------------------------------------------------------

* Address for all Trustees unless otherwise noted: 2455 Corporate West Drive, Lisle, IL 60532

** After a Trustee's initial term, each Trustee is expected to serve a two-year term concurrent with the class of Trustees for which he serves:
     -Messrs. Nyberg and Toupin, as Class II Trustees, are expected to stand for re-election at the Fund's 2008 annual meeting of shareholders.
     -Messrs. Barnes and Dalmaso, as Class I Trustees, are expected to stand for re-election at the Fund's 2009 annual meeting of shareholders.

*** The Claymore Fund Complex consists of U.S. registered investment companies advised or serviced by Claymore Advisors, LLC or Claymore Securities, Inc. The Claymore Fund Complex is overseen by multiple Boards of Trustees.

+ Mr. Dalmaso is an "interested person" (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Claymore Advisors, LLC, the Fund's Investment Adviser.


18 SemiAnnual Report | February 29, 2008

RYJ | Claymore/Raymond James SB-1 Equity Fund | SUPPLEMENTAL INFORMATION (unaudited) continued


OFFICERS
The officers of the Claymore/Raymond James SB-1 Equity Fund and their principal occupations during the past five years:

NAME, ADDRESS*, YEAR OF BIRTH AND    TERM OF OFFICE** AND    PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS
POSITION(S) HELD WITH REGISTRANT     LENGTH OF TIME SERVED   AND OTHER AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS:
------------------------------------------------------------------------------------------------------------------------------------
Steven M. Hill                       Since 2006              Senior Managing Director of Claymore Advisors, LLC and Claymore
Year of birth: 1964                                          Securities, Inc. (2005-present); Formerly, Chief Financial Officer of
Chief Financial Officer,                                     Claymore Group, Inc. (2005-2006); Managing Director of Claymore
Chief Accounting Officer                                     Advisors, LLC and Claymore Securities, Inc. (2003-2005); Treasurer of
and Treasurer                                                Henderson Global Funds and Operations Manager for Henderson Global
                                                             Investors (NA) Inc., (2002-2003); Managing Director, FrontPoint
                                                             Partners LLC (2001-2002.

------------------------------------------------------------------------------------------------------------------------------------
Melissa J. Nguyen                    Since 2006              Vice President and Assistant General Counsel of Claymore Group, Inc.
Year of birth: 1978                                          (2005-present). Secretary of certain funds in the Fund Complex;
Secretary                                                    Formerly, Associate, Vedder, Price, Kaufman & Kammholz, P.C.
                                                             (2003-2005).

------------------------------------------------------------------------------------------------------------------------------------
Bruce Saxon                          Since 2006              Vice President, Fund Compliance Officer of Claymore Group, Inc.
Year of birth: 1957                                          (2006-present). Formerly, Chief Compliance Officer/Assistant Secretary
Chief Compliance                                             of Harris Investment Management, Inc. (2003-2006). Director-Compliance
Officer                                                      of Harrisdirect LLC (1999-2003).

------------------------------------------------------------------------------------------------------------------------------------
James Howley                         Since 2006              Vice President, Fund Administration of Claymore Advisors, LLC
Year of birth: 1972                                          (2004-present). Formerly, Manager, Mutual Fund Administration of Van
Assistant Treasurer                                          Kampen Investments, Inc. (1996-2004).
------------------------------------------------------------------------------------------------------------------------------------

*    Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532

** Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.


                                        SemiAnnual Report | February 29, 2008 19

RYJ | Claymore/Raymond James SB-1 Equity Fund

Dividend Reinvestment Plan | (unaudited)



Unless the registered owner of common shares elects to receive cash by contacting the Plan Administrator, all dividends declared on common shares of the Fund will be automatically reinvested by The Bank of New York Mellon (the "Plan Administrator"), Administrator for shareholders in the Fund's Dividend Reinvestment Plan (the "Plan"), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder's common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a "Dividend") payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants' accounts, depending upon the circumstances described below, either
(i) through receipt of additional unissued but authorized common shares from the Fund ("Newly Issued Common Shares") or (ii) by purchase of outstanding common shares on the open market ("Open-Market Purchases") on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant's account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, The Bank of New York Mellon, P.O. Box 463, East Syracuse, New York 13057-0463; Attention: Shareholder Services Department, Phone Number:
(866) 488-3559.


20 SemiAnnual Report | February 29, 2008

RYJ | Claymore/Raymond James SB-1 Equity Fund

Fund Information |

BOARD OF TRUSTEES

Randall C. Barnes

Nicholas Dalmaso*

Ronald A. Nyberg

Ronald E. Toupin, Jr.


* Trustee is an "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended.


OFFICERS

Steven M. Hill
Chief Financial Officer,
Chief Accounting Officer and Treasurer

Melissa J. Nguyen
Secretary

Bruce Saxon
Chief Compliance Officer

James Howley
Assistant Treasurer


INVESTMENT ADVISER
AND ADMINISTRATOR
Claymore Advisors, LLC
Lisle, Illinois

INVESTMENT SUB-ADVISER
Raymond James & Associates, Inc.
St. Petersburg, Florida

ACCOUNTING AGENT,
CUSTODIAN AND TRANSFER AGENT
The Bank of New York Mellon
New York, New York

LEGAL COUNSEL
Skadden, Arps, Slate,
Meagher & Flom LLP
Chicago, Illinois

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, Illinois



PRIVACY PRINCIPLES OF CLAYMORE/RAYMOND JAMES SB-1 EQUITY FUND FOR SHAREHOLDERS The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Claymore Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

QUESTIONS CONCERNING YOUR SHARES OF CLAYMORE/RAYMOND JAMES SB-1 EQUITY FUND?

     o    If your shares are held in a Brokerage Account, contact your Broker.

     o If you have physical possession of your shares in certificate form, contact the Custodian and Transfer Agent:

          The Bank of New York Mellon, 111 Sanders Creek Parkway, East Syracuse, New York 13057 (800) 701-8178

This report is sent to shareholders of Claymore/Raymond James SB-1 Equity Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund's proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 889-3830 or on the Securities and Exchange Commission's website at http://www.sec.gov.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (866) 889-3830 or by accessing the Fund's Form N-PX on the Commission's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC website at http://www.sec.gov. The Fund's Form N-Q may also be viewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or by visiting the SEC website at http://www.sec.gov.

In August 2007, the Fund submitted a CEO annual certification to the NYSE in which the Fund's principal executive officer certified that he was not aware, as of the date of the certification, of any violation by the Fund of the NYSE's Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund's principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund's disclosure controls and procedures and internal control over financial reporting.



                                        SemiAnnual Report | February 29, 2008 21

RYJ | Claymore/Raymond James SB-1 Equity Fund


ABOUT THE FUND'S SUB-ADVISER AND PORTFOLIO MANAGER

Claymore/Raymond James SB-1 Equity Fund is sub-advised by Raymond James & Associates, Inc. ("Raymond James") and managed by Claymore Advisors, LLC ("Claymore"). The Fund invests substantially all of its net assets in the equity securities that are rated, at the time of purchase, "Strong Buy 1" by Raymond James analysts.

RAYMOND JAMES & ASSOCIATES, INC.

Raymond James & Associates, Inc. is a wholly-owned subsidiary of Raymond James Financial, Inc., a Florida-based holding company whose subsidiaries are engaged in various financial services businesses including brokerage, trading, investment banking, asset management and financial planning services. The firm provides investment research, including the determination and dissemination of securities rated SB-1 by Raymond James analysts. The firm's research department supports the company's institutional and retail sales efforts and publishes research on approximately 600 companies.

OVERVIEW OF RAYMOND JAMES EQUITY RESEARCH

A variety of factors go into the research process used by Raymond James analysts including an assessment of industry dynamics, interviews of company executives, analysis of competition and information as available from suppliers, distributors, major customers and other independent sources. Each stock in the Raymond James coverage universe is assigned a rating of Strong Buy, Outperform, Market Perform or Underperform.

Raymond James prizes analyst independence, objectivity, thorough analysis and integrity, believing that value-added analysis and independent judgment are critical elements in the quest for superior investment performance. Raymond James equity analysts strive to anticipate both positive and negative information and to respond accordingly with timely changes in ratings, earnings estimates and price targets.

CLAYMORE ADVISORS, LLC

The Fund is managed by Chuck Craig, who serves as Portfolio Manager of the Fund. Claymore provides a continuous investment program for the Fund's portfolio and executes the purchase and sale of securities on behalf of the Fund. Chuck Craig, CFA, joined Claymore in May 2003. In addition to his role as Portfolio Manager of the Fund and other funds managed by Claymore, Mr. Craig is involved in the research, selection and development of new products for Claymore.


22 SemiAnnual Report | February 29, 2008

                       This Page Intentionally Left Blank

CLAYMORE SECURITIES, INC.
2455 Corporate West Drive
Lisle, IL 60532
Member FINRA/SIPC


             NOT FDIC-INSURED | NOT BANK-GUARANTEED | MAY LOSE VALUE



                                                                     RYJ
                                                                    LISTED
                                                                     NYSE

                                                                    RYJ-SAR-0208

                            PART C: OTHER INFORMATION

ITEM 23.  EXHIBITS:


(a)(1)   Certificate of Trust.*
(a)(2)   Amended and Restated Agreement and Declaration of Trust.**
(b)      Bylaws of the Trust.**
(c)       Not applicable.
(d)(1) Investment Advisory Agreement between the Trust and Claymore Advisors, LLC.**
(d)(2) Expense Reimbursement Agreement between the Trust and Claymore Advisors, LLC.****
(d)(3) Investment Subadvisory Agreement between Claymore Advisors, LLC and Mellon Capital Management Corporation******
(e)(1)   Distribution Agreement between the Trust and Claymore
         Securities, Inc.**
(e)(2)   Form of Participant Agreement.**
(f)      Not applicable.
(g)      Form of Custody Agreement between the Trust and The Bank of New
         York.**
(h)(1)   Administration Agreement between the Trust and Claymore Advisors,
         LLC.**
(h)(2) Form of Transfer Agency Services Agreement between the Trust and The Bank of New York.**
(h)(3) Form of Fund Accounting Agreement between the Trust and The Bank of New York.***
(h)(4) Form of Sub-License Agreement between the Trust and Claymore Advisors, LLC.***
(i)      Opinion and consent of Clifford Chance US LLP.**
(j) Consent of Ernst & Young LLP, independent registered public accounting firm.*****
(k)      Not applicable.
(l)      Not applicable.
(m)      Distribution and Service Plan.****
(n)      Not applicable.
(o)      Not applicable
(p)      Code of Ethics of the Trust and the Adviser.******
(q)      Powers of attorney.********

---------------------
* Previously filed as an exhibit to the Trust's Registration Statement on Form N-1A (File Nos. 333-134551; 811-21906), filed with the Securities and Exchange Commission on May 26, 2006.

** Previously filed as an exhibit to Pre-Effective Amendment No. 1 to the Trust's Registration Statement on Form N-1A (File Nos. 333-134551; 811-21906), filed with the Securities and Exchange Commission on September 15, 2006.

*** Previously filed as an exhibit to Post-Effective Amendment No. 2 to the Trust's Registration Statement on Form N-1A (File Nos. 333-134551; 811-21906), filed with the Securities and Exchange Commission on December 12, 2006.

**** Previously filed as an exhibit to Post-Effective Amendment No. 41 to the Trust's Registration Statement on Form N-1A (File Nos. 333-134551; 811-219061, filed with the Securities and Exchange Commission on December 31, 2007.

*****    Filed herewith.





****** Previously filed as an exhibit to Post-Effective Amendment No. 47 to the Trust's Registration Statement on Form N-1A (File Nos. 333-134551; 811-21906, filed with the Securities and Exchange Commission on February 7, 2008.



******* Previously filed as an exhibit to Post-Effective Amendment No. 55 to the Trust's Registration Statement on form N-1A (file Nos. 333-134551, 811-21906), filed with the Securities and Exchange Commision on June 2, 2008.


ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         Immediately prior to the contemplated public offering of each Fund's Shares, the following persons may be deemed individually to control a Fund or the Trust:

         Claymore Securities, Inc. will be the only shareholder immediately prior to the contemplated public offering of each Fund.

ITEM 25.  INDEMNIFICATION

         Pursuant to Article VI of the Registrant's Agreement and Declaration of Trust, the Trust has agreed to indemnify each person who at any time serves as a Trustee or officer of the Trust (each such person being an "indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth therein by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as "disabling conduct"). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee (1) was authorized by a majority of the Trustees or (2) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification. The rights to indemnification set forth in the Declaration of Trust shall continue as to a person who has ceased to be a Trustee or officer of the Trust and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of the Declaration of Trust or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a Trustee or officer of the Trust or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.

         Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (1) a majority vote of a quorum of those Trustees who are neither "interested persons" of the Trust (as defined in Section 2(a)(19) of the 1940
Act) nor parties to the proceeding ("Disinterested Non-Party Trustees"), that the indemnitee is entitled to indemnification hereunder, or (2) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion concludes that the indemnitee should be entitled to indemnification hereunder.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT MANAGER

         See "Management" in the Statement of Additional Information. Information as to the directors and officers of the Adviser is included in its Form ADV filed with the SEC and is incorporated herein by reference thereto.

ITEM 27.  PRINCIPAL UNDERWRITERS

         (a) Claymore Securities, Inc, is the Trust's principal underwriter.

         (b) The following is a list of the executive officers, directors and partners of Claymore Securities, Inc.:

NAME AND PRINCIPAL
BUSINESS ADDRESS(1)              POSITIONS AND OFFICES WITH UNDERWRITER
-------------------              --------------------------------------
David C. Hooten                  Chief Executive Officer

Kevin M. Robinson                Senior  Managing  Director, General Counsel and
                                 Corporate Secretary


Michael J. Rigert                Vice Chairman

Anthony J. DiLeonardi            Vice Chairman

Bruce Albelda                    Senior Managing Director, Chief Financial
                                 Officer

Anne S. Kochevar                 Senior  Managing Director, Chief Compliance
                                 Officer

Steven M. Hill                   Senior Managing Director

Christian Magoon                 President

J. Thomas Futrell                Chief Investment Officer

Dominick Cogliandro              Chief Operating Officer

----------------------
(1) The principal business address for all listed persons is 2455 Corporate West Drive, Lisle, Illinois 60532.


ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

         The accounts, books and other documents of the Registrant required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder, are maintained in part at the office of Claymore Advisors, LLC at 2455 Corporate West Drive, Lisle, Illinois 60532, and in part at the offices of the Transfer Agent at 101 Barclay Street, New York, New York 10286.

ITEM 29.  MANAGEMENT SERVICES

         Not applicable.

ITEM 30.  UNDERTAKINGS

         Not applicable.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Lisle and State of Illinois on the 3rd day of September, 2008.


                                           CLAYMORE EXCHANGE-TRADED FUND TRUST



                                           By:  /s/ J. Thomas Futrell
                                                --------------------------------
                                                J. Thomas Futrell
                                                Chief Executive Officer


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


             SIGNATURES                      TITLE                  DATE
                    *              Trustee                     September 3, 2008
-------------------------------
Randall C. Barnes

                    *              Trustee                     September 3, 2008
-------------------------------
Ronald A. Nyberg

                    *              Trustee                     September 3, 2008
-------------------------------
Ronald E. Toupin, Jr.

                    *              Trustee                     September 3, 2008
-------------------------------
Nicholas Dalmaso

                                   Treasurer, Chief Financial  September 3, 2008
/s/ Steven M. Hill                 Officer and Chief
-------------------------------    Accounting Officer
Steven M. Hill

*/s/ Kevin M. Robinson                                         September 3, 2008
-------------------------------
Kevin M. Robinson
Attorney-In-Fact, pursuant to power of attorney